[CDC NVEST FUNDS(SM) LOGO]

ANNUAL REPORT
DECEMBER 31, 2002

CDC NVEST LARGE CAP GROWTH FUND
VAUGHAN, NELSON, SCARBOROUGH & MCCULLOUGH

CDC NVEST CAPITAL GROWTH FUND
WESTPEAK GLOBAL ADVISORS

CDC NVEST TARGETED EQUITY FUND
CAPITAL GROWTH MANAGEMENT LIMITED PARTNERSHIP

CDC NVEST GROWTH AND INCOME FUND
HARRIS ASSOCIATES

CDC NVEST BALANCED FUND
LOOMIS, SAYLES & COMPANY
JURIKA & VOYLES

CDC NVEST JURIKA & VOYLES RELATIVE VALUE FUND
JURIKA & VOYLES

CDC NVEST LARGE CAP VALUE FUND
VAUGHAN, NELSON, SCARBOROUGH & MCCULLOUGH

CDC NVEST SELECT FUND
HARRIS ASSOCIATES

CDC NVEST JURIKA & VOYLES SMALL CAP GROWTH FUND
JURIKA & VOYLES

CDC NVEST INTERNATIONAL EQUITY FUND
LOOMIS, SAYLES & COMPANY

SEE PAGE 86 FOR SUPPLEMENT TO THE PROSPECTUSES

CDC NVEST FUNDS

ANNUAL REPORT                                                  DECEMBER 31, 2002

Table of contents

PRESIDENT'S LETTER                                                          1

ECONOMIC UPDATE                                                             2

PORTFOLIO MANAGERS' COMMENTARY AND PERFORMANCE
   CDC Nvest Large Cap Growth Fund                                          4
   CDC Nvest Capital Growth Fund                                            6
   CDC Nvest Targeted Equity Fund                                           8
   CDC Nvest Growth and Income Fund                                        10
   CDC Nvest Balanced Fund                                                 12
   CDC Nvest Jurika & Voyles Relative Value Fund                           14
   CDC Nvest Large Cap Value Fund                                          16
   CDC Nvest Select Fund                                                   18
   CDC Nvest Jurika & Voyles Small Cap Growth Fund                         20
   CDC Nvest International Equity Fund                                     22

RISKS OF INVESTING IN CDC NVEST EQUITY FUNDS                               24

SCHEDULES OF INVESTMENTS
   CDC Nvest Large Cap Growth Fund                                         26
   CDC Nvest Capital Growth Fund                                           28
   CDC Nvest Targeted Equity Fund                                          30
   CDC Nvest Growth and Income Fund                                        31
   CDC Nvest Balanced Fund                                                 32
   CDC Nvest Jurika & Voyles Relative Value Fund                           35
   CDC Nvest Large Cap Value Fund                                          37
   CDC Nvest Select Fund                                                   39
   CDC Nvest Jurika & Voyles Small Cap Growth Fund                         40
   CDC Nvest International Equity Fund                                     42

STATEMENTS OF ASSETS AND LIABILITIES                                       44

STATEMENTS OF OPERATIONS                                                   46

STATEMENTS OF CHANGES IN NET ASSETS                                        48

FINANCIAL HIGHLIGHTS                                                       52

NOTES TO FINANCIAL STATEMENTS                                              65

REPORT OF INDEPENDENT ACCOUNTANTS                                          80

TRUSTEES' INFORMATION                                                      81

ADDITIONAL INFORMATION                                                     83

SUPPLEMENT TO THE PROSPECTUS                                               86

                               PRESIDENT'S LETTER

FEBRUARY 2003

[PHOTO OF JOHN T. HAILER]
John T. Hailer
President
CDC Nvest Funds

"...A PROFESSIONAL FINANCIAL ADVISOR CAN HELP YOU TAKE THE EMOTION OUT OF INVESTING AND MAKE SOUND, RATIONAL DECISIONS FOR THE LONG TERM."

Dear Shareholder:

Investors will remember 2002 as a year marked by extremes. The bear market reached into its third year, questions surrounding corporate governance grew, and the threat of war with Iraq intensified. Yet even through these dark clouds, investors found some bright spots and the market delivered seven weeks of positive returns through October and November, making for the longest rally since the first quarter of 2000.

It may be impossible to predict where the market will go from here, but there are steps you can take to be prepared. Now is a good time to return to such core investment principles as investing with a long-term outlook, diversifying your portfolio, managing your asset allocation, and looking to your financial advisor for guidance.

This fourth principle may be the most important for these times. When you are unnerved by volatility and uncertainty, a professional financial advisor can help you take the emotion out of investing and make sound, rational decisions for the long term.

As you plan your future, CDC Nvest Funds will be here for you, giving you access to the depth and strength of CDC IXIS Asset Management, a $312 billion* global money manager. Through its unique multi-manager approach we can bring you a diverse selection of investment disciplines that may help you achieve many goals in the years ahead.

We thank you for continuing to place your trust in CDC Nvest Funds and look forward to helping you succeed, whatever the future brings.


Sincerely,

/s/ John T. Hailer

*As of 12/31/02

                                 ECONOMIC UPDATE

FEBRUARY 2003

THE ECONOMY

As 2002 drew to a close, a full economic recovery remained out of reach. Quarterly growth numbers surged to 5.0% in the first quarter and then slowed to a crawl in the fourth quarter, for an average rate for the year of 2.4%, according to the U.S. Commerce Department's advanced estimate. Layoffs continued among manufacturing companies, the result of continued sluggish demand for industrial equipment, big-ticket consumer items and air travel. The jobless rate rose to 6.0% at the end of December, according to the U.S. Department of Labor. This was an eight-year high, although labor markets actually improved in sectors that are expected to get a boost from higher defense spending.

Except for basic areas like medical care and housing, low inflation is helping consumers stretch their dollar. While most retailers were disappointed with holiday sales, car sales were surprisingly strong, and spending on computers and other technology-related equipment finally came to life by the end of the year. Personal savings reached 4.4% of disposable income in the fourth quarter of 2002
- well above the depressed levels of the past few years, but below levels prior to the stock market boom in the late 1990s. The housing market, which had remained strong all year, began to cool late in the year, only to surge again in December, pushing home building activity for all of 2002 to the highest level in 16 years.

Aside from the possibility of war in Iraq, prospects for the year ahead are brighter. Strong productivity growth is expected to translate into greater profitability, and the Federal Reserve Board's November interest rate cut, the first in nearly a year, is expected to provide added stimulus for growth.

[CHART]

                              PERSONAL SAVINGS RATE
                                     VERSUS
                          DOW JONES INDUSTRIAL AVERAGE
                        Ten Years ended December 31, 2002

            PERSONAL      DOW JONES
            SAVINGS       INDUSTRIAL
              RATE         AVERAGE
1993           8.7          3754
1994           6.6          3834
1995           4.8          5117
1996           4.6          6448
1997           4.2          7908
1998           3.9          9181
1999           1.6         11497
2000           2.7         10787
2001           1.3         10022
2002           4.4          8342

Source: Seasonally adjusted personal savings rate, Bureau of Economic Analysis

THE CHART COMPARES THE ANNUAL PERSONAL SAVINGS RATE OF ALL AMERICANS FOR EACH OF THE PAST TEN YEARS TO THE CLOSING PRICE ON THE DOW JONES INDUSTRIAL AVERAGE. AS THE DOW HEADED INTO ITS STEEP RISE IN THE LATE 1990S, THE PERSONAL SAVINGS RATE DECLINED. AS STOCK PRICES BEGAN A THREE-YEAR DECLINE IN 2000, THE SAVINGS RATE INCREASED FOR THE FIRST TIME IN TEN YEARS. THIS SUGGESTS THAT INVESTORS NO LONGER FEEL THEY CAN RELY ON DOUBLE-DIGIT RETURNS ON THEIR INVESTMENTS TO BUILD FOR THEIR FUTURE. THEY ARE REACHING DEEPER INTO THEIR POCKETS, SETTING ASIDE A GREATER PORTION OF THEIR DISPOSABLE INCOME.

THE EQUITY MARKETS

For equity investors, 2002 was a year on the see-saw. Stock prices moved up in the first quarter, down in the second and third quarters, and back up again in the fourth quarter, raising hope that the longest bear market in recent memory could finally be over. But for the year as a whole, the gains were not enough; all major stock market indexes closed December in negative territory, making 2002 the third consecutive losing year for common stocks.

Foreign stocks fared as badly as the U.S. market or even worse, as economic problems persisted around the globe. However, the market experienced a change in sentiment in the fourth quarter, as money flowed into stocks that had been hard hit a year ago. U.S.-based investors benefited from the strength of the euro versus the dollar. Asian equities were also mired in red ink, but in general, Asian markets did better than the United States.

THE FIXED-INCOME MARKETS

Bond investors were on a see-saw of their own, but returns generally moved counter to the stock market. However, the Fed's decision to cut short-term interest rates by a generous 0.5% in November gave the markets renewed strength in December. The yield on the benchmark ten-year U.S. Treasury bond fell from 5.1% to 4.0% by the end of the year and short-term rates dropped from 1.7% to 1.2% - their lowest level in 41 years. In general, higher-quality bonds outperformed lower-quality bonds. Municipal bonds, which had been strong performers throughout the year, were flat in the closing quarter. High-yield bonds generally lost ground during the year, as the bankruptcy rate remained high, especially in the troubled telecommunications and utilities sectors. However, in the final quarter, high-grade bonds lost ground and the high-yield sector came back to life.

[CHART]

                            HISTORICAL INTEREST RATES
              Quarter-by-quarter, ten years ended December 31, 2002

                3-month    10-year
                Treasury   Treasury
                 bills      bonds
Dec-92            3.22       8.7
Mar-93            2.96      6.07
                  3.05      5.79
                  2.9       5.33
Dec-93            3.06      5.77
                   3.5      6.72
                   4.2      7.27
                  4.79       7.6
Dec-94            5.56      7.81
                  5.64      7.15
                  5.35      6.17
                  5.14      6.26
Dec-95            4.91      5.64
                  4.99      6.32
                  5.12      6.85
                  5.18      6.9
Dec-96            5.08      6.45
                  5.18      6.73
                  5.12      6.42
                  4.93      6.08
Dec-97            5.29      5.75
                  5.05      5.61
                     5      5.44
                  4.43      4.46
Dec-98            4.52       4.7
                  4.38      5.24
                  4.75      5.87
                  4.72      5.92
Dec-99             5.3      6.41
                  5.72      6.13
                  5.88      6.08
                  6.01      5.82
Dec-00             5.7      5.01
                   4.2      4.95
                  3.38      5.29
                  2.32      4.53
Dec-01            1.71      5.15
                  1.82      5.38
                  1.89      4.83
                  1.54      3.69
Dec-02            1.19      3.92

Source: Federal Reserve Board

THE CHART COMPARES INTEREST RATES ON TWO MARKET BENCHMARKS OVER THE PAST DECADE. IN THE TWO YEARS SINCE THE FED BEGAN ITS STIMULUS PROGRAM, BOTH TEN-YEAR AND THREE-MONTH TREASURY RATES HAVE BEEN VOLATILE. HOWEVER, WHILE RATES ON TEN-YEAR TREASURIES DECLINED BY 20%, FROM 5.0% TO 4.0%, THREE-MONTH TREASURIES FELL BY ALMOST 80% DURING THE PERIOD, FROM 5.9% TO 1.2%. THE CHART ALSO SHOWS THAT THIS PATTERN IS UNUSUAL. HISTORICALLY, INTEREST RATES ON SHORT-TERM SECURITIES HAVE BEEN LESS VOLATILE THAN LONGER-TERM RATES.

                         CDC NVEST LARGE CAP GROWTH FUND

                                                               PORTFOLIO PROFILE

OBJECTIVE:
Seeks long-term growth of capital

STRATEGY:
Focuses on common stocks of large-cap companies that VNSM believes have better than average long-term growth potential

INCEPTION DATE:
September 1, 1998

MANAGER:
Brian A. Grove,
Christopher T. McMillin,
Curt Rohrman
VAUGHAN, NELSON,
  SCARBOROUGH &
  McCULLOUGH, L.P.
  (VNSM)

SYMBOLS:
Class A           NRLAX
Class B           NRLBX
Class C           NRLCX
Class Y           NRLYX

NET ASSET VALUE
PER SHARE:
(DECEMBER 31, 2002)

Class A          $ 8.87
Class B            8.68
Class C            8.68
Class Y            8.97

                                                           MANAGEMENT DISCUSSION

Despite a rally in the fall, economic uncertainty and geopolitical unrest caused prices in most equity markets to end the year down. With hindsight, our inclination to remain steadfast to some companies that came under fire put CDC Nvest Large Cap Growth Fund at a competitive disadvantage in 2002.

The total return on Class A shares of the fund was -35.91% in 2002. For the same 12 months, the Russell 1000 Growth Index, the fund's benchmark, returned -27.88%, while the average return on the funds in Morningstar's Large Cap Growth category was -27.73%.

LARGE-CAP GROWTH STOCKS MAY BE NEARING CYCLICAL LOWS

This fund focuses on large, growth-oriented companies, which were market leaders when economic growth was vigorous in the 1990s. However, during the past three years of sluggish growth, value stocks and income-producing securities held up best. In 2002, virtually all markets were affected by a widespread loss of confidence in business leaders, as one corporate scandal seemed to follow another.

At VNSM, we have never believed in jumping out of a position simply because of a negative news story or if the company missed a quarterly earnings target. In some instances, our steadfastness impaired the fund's performance this year. For example, we believed firmly in the growth potential of global manufacturing giant Tyco International. The stock fell off sharply as concern about Tyco's corporate governance and accounting practices mounted. Although we sold Tyco before it reached its low for the year, it was in the portfolio long enough to detract from the fund's return. While maintaining our long-term outlook, we may be inclined to step out of the way sooner than we have in the past when a company's prospects begin to dim. We will need powerful reasons to hold it.

THOSE WHO DON'T PLAY THE GAME CAN'T WIN

Although the market can change course at lightning speed, investors who do not participate risk getting left in the dust. Consequently, while technology companies have led the downward slide in stock prices since the spring of 2000, we made only minor adjustments to the fund's technology holdings in 2002. Microsoft, which has been in the fund throughout the year, was actually one of the best performing tech stocks in 2002; it declined in value, but it held up better than others in the sector. We believe that Microsoft, along with technology giants Cisco and Intel, will provide a positive impetus once the economic recovery gains momentum.

Another of VNSM's guiding principles has been to try to get out in front of trends, in search of future growth. Northrop Grumman, a leader in defense electronics, was a major position throughout 2002. The company has been cutting costs and recently purchased the defense piece of TRW. We believe Northrop is well positioned for growth even in the current environment.

The fund's pharmaceutical selections were disappointing, but we believe low stock prices reflect the fact that 2002 did not bring a flood of new drugs to market. In our opinion, investors have failed to acknowledge strong cash flows from existing drugs. Moreover, new drugs and improved medications are in the pipeline for 2003 and 2004. In general, we believe these pipelines and demographic trends favor both the pharmaceutical and healthcare sectors.

OUTLOOK IS FOR ECONOMIC RECOVERY IN 2003

Currently we expect an economic recovery some time in 2003, led by corporate spending. We believe consumer spending will be relatively weak, so we emphasized basic consumer products - life's necessities - more than durable goods, like refrigerators or stereo equipment. We continue to believe in the value of large-cap stocks of companies whose earnings prospects look promising.

                          CDC NVEST LARGE CAP GROWTH FUND


                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 2002

PERFORMANCE IN PERSPECTIVE
The charts comparing CDC Nvest Large Cap Growth Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

[CHART]

                                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES

          SEPTEMBER 1, 1998 (INCEPTION) THROUGH DECEMBER 31, 2002

          NAV(1)      MSC(2)     RUSSELL 1000(4)
  9/1/98  10000        9425          10000
          10320        9727          10000
          11130       10490          10804
          12100       11404          11626
12/31/98  13762       12971          12674
          15763       14856          13418
          14572       13735          12805
          15473       14583          13479
          15713       14809          13497
          14742       13895          13082
          15463       14574          13998
          15153       14281          13553
          14983       14121          13775
          15413       14527          13485
          16213       15281          14504
          17773       16751          15286
12/31/99  21274       20051          16876
          20284       19118          16085
          22544       21248          16871
          24075       22691          18079
          21584       20343          17218
          20674       19485          16351
          21444       20211          17591
          20874       19674          16857
          22925       21606          18384
          21674       20428          16645
          20744       19551          15857
          18544       17477          13520
12/31/00  19316       18206          13092
          19898       18754          13996
          17604       16592          11620
          15656       14755          10356
          16937       15963          11665
          16948       15973          11494
          16183       15253          11228
          16151       15222          10947
          14924       14065          10052
          13341       12574           9048
          13911       13111           9523
          15128       14258          10438
12/31/01  14902       14045          10418
          14299       13477          10234
          13588       12807           9809
          13868       13071          10149
          12458       11741           9320
          12027       11335           9095
          11101       10463           8254
          10304        9712           7800
          10164        9580           7823
           8904        8392           7012
           9744        9184           7655
          10250        9661           8071
12/31/02   9550        9001           7513

                               AVERAGE ANNUAL TOTAL RETURNS -- DECEMBER 31, 2002

                                              1 YEAR(7)   SINCE INCEPTION(7)
CLASS A (Inception 9/1/98)

Net Asset Value(1)                            -35.91%          -1.06%
With Maximum Sales Charge(2)                  -39.58           -2.40

CLASS B (Inception 10/29/99)

Net Asset Value(1)                            -36.27          -15.92
With CDSC(3)                                  -39.46          -16.67

CLASS C (Inception 10/29/99)

Net Asset Value(1)                            -36.27          -15.92
With Maximum Sales Charge and CDSC(3)         -37.55          -16.18

CLASS Y (Inception 10/29/99)

Net Asset Value(1)                            -35.61          -15.07

                                                           SINCE          SINCE
                                                          CLASS A     CLASS B, C, Y
COMPARATIVE PERFORMANCE                        1 YEAR   INCEPTION(8)   INCEPTION(8)
Russell 1000 Growth Index(4)                   -27.88%    -6.51%        -18.76%
Morningstar Large Cap Growth Fund Avg.(5)      -27.73     -4.48         -16.31
Lipper Large Cap Growth Funds Avg.(6)          -28.63     -5.28         -17.24

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. Class Y shares are available only to certain institutional investors. The fund's performance history includes periods from the predecessor fund.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                                 PORTFOLIO FACTS

                                       % OF NET ASSETS
                                             AS OF
FUND COMPOSITION                      12/31/02    6/30/02
---------------------------------------------------------
COMMON STOCKS                           98.2       98.0
SHORT TERM INVESTMENTS
  AND OTHER                              1.8        2.0

                                       % OF NET ASSETS
                                             AS OF
TEN LARGEST HOLDINGS                  12/31/02    6/30/02
---------------------------------------------------------
WAL-MART STORES, INC.                    5.3        4.8
PFIZER, INC.                             4.9        4.0
MERCK & CO., INC.                        4.7        3.0
MICROSOFT CORP.                          4.3        5.0
CISCO SYSTEMS, INC.                      3.7        2.6
NORTHROP GRUMMAN CORP.                   3.5        2.9
INTEL CORP.                              3.5        2.9
AMERICAN INTERNATIONAL GROUP, INC.       3.1        5.1
JOHNSON & JOHNSON                        3.1        2.1
STATE STREET CORP.                       3.1        3.2

                                       % OF NET ASSETS
                                             AS OF
FIVE LARGEST INDUSTRIES               12/31/02    6/30/02
---------------------------------------------------------
PHARMACEUTICALS                         13.3       13.7
AEROSPACE & DEFENSE                      8.4       10.0
FINANCIAL SERVICES                       6.5        6.5
RETAILERS                                6.3        4.8
BEVERAGES, FOOD & TOBACCO                5.5        2.0

Portfolio holdings and asset allocations will vary.

See page 24 for information on the possible risks associated with an investment in this fund.

NOTES TO CHARTS
(1) Does not include a sales charge.
(2) Includes the maximum sales charge of 5.75%. Until 10/29/99, the fund had only one class of shares and was offered without a sales charge. Historical performance has been re-calculated to include a sales charge.
(3) Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.
(4) Russell 1000 Growth Index is an unmanaged index measuring the performance of the largest 1000 U.S. companies within the Russell 3000.
(5) Morningstar Large Cap Growth Fund Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc.
(6) Lipper Large Cap Growth Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc.
(7) Fund performance has been increased by expense waivers, without which performance would have been lower.
(8) The since-inception performance comparisons shown for each Class of fund shares are calculated as follows: Class A from 9/30/98; Class B, C and Y from 10/31/99.

                          CDC NVEST CAPITAL GROWTH FUND

                                                               PORTFOLIO PROFILE

OBJECTIVE:
Seeks long-term growth of capital

STRATEGY:
Invests primarily in common stocks of growth-oriented companies in any industry

INCEPTION DATE:
August 3, 1992

MANAGER:
Team Management including, among others:
Thomas M. Anichini
Robert A. Franz
WESTPEAK GLOBAL
  ADVISORS, L.P.

SYMBOLS:
Class A           NEFCX
Class B           NECBX
Class C           NECGX

NET ASSET VALUE
PER SHARE:
(DECEMBER 31, 2002)

Class A          $ 8.58
Class B            7.56
Class C            7.56

                                                           MANAGEMENT DISCUSSION

During a difficult year for the stock market, CDC Nvest Capital Growth Fund focused on companies with current profits and attractive growth characteristics, selling at low valuations. These stocks performed better on a relative basis during the first nine months of 2002. However, a market shift in the fourth quarter favored more speculative stocks, which were not featured in the portfolio. This kept the fund from participating in the fourth-quarter rally as much as it might have.

For the 12 months ended December 31, 2002, the fund's total return was -28.08%, based on the net asset value of Class A shares. For the same period, the return on the Russell 1000 Growth Index was -27.88%, while the average return on the funds in Morningstar's Large Growth category was -27.73%.

MANAGER APPLIES PROPRIETARY MODELS, FUNDAMENTAL ANALYSIS

At Westpeak, our investment process combines quantitative and fundamental analysis. With the help of proprietary computer models, we search for companies with positive growth characteristics and attractive stock valuations. We also study recent price momentum, the company's earnings history and the quality of earnings, as well as pricing trends within the industry. In addition, we periodically fine-tune the portfolio, shifting its emphasis from value to growth, or vice versa, in line with our market outlook.

MARKET SHIFTED IN 2002

Although the economy grew in 2002, the recovery was less vigorous than had been expected. At the same time, a series of corporate accounting scandals created a climate of skepticism that affected all markets. However, positive sentiment helped trigger a rebound in the closing quarter, fueled by anticipation that the Federal Reserve Board would cut short-term interest rates to stimulate growth, as it did in early November. There was also a growing perception that stock prices had declined to a level that already reflected prospects for a military engagement in Iraq. Meanwhile, some technology companies reported positive earnings for the first time since 1999.

TECH, MED-TECH STOCKS BROUGHT MIXED RESULTS

The fund began the year with a larger allocation to technology stocks than the benchmark, but we trimmed this position as the year progressed, only to build it back up by year end, as earnings prospects for some companies began to improve. Computer hardware, software and semiconductor stocks - including Dell Computer and Storage Technology - looked attractive. We also purchased shares of Ingram Micro, which manufactures networking products and software, and QLogic, a semiconductor manufacturer.

Applications software firm Oracle was among the stocks that performed well for the year; the company exceeded earnings projections in the fourth quarter. Varian Medical Services, which makes devices used in cancer treatments and x-ray products, also experienced strong earnings and sales growth. And Johnson & Johnson was a positive, in part due to preliminary approval of the company's new drug-coated stent, a product used to keep arteries open after angioplasty procedures. Disappointments in 2002 included Intel, which slumped along with other semiconductor stocks. General Electric was also a negative, as lingering questions about the firm's accounting practices held the stock back. Specialty retailer Home Depot fell on news of weak same-store sales.

MANAGER EXPECTS MARKET TRENDS TO FAVOR GROWTH IN 2003

Some of the stocks that were hit the hardest during the first nine months of 2002 rebounded in the fourth quarter when investors began to notice they were undervalued. Although we think some skeletons may still lurk in corporate cupboards, we believe high-quality growth stocks have the potential to outperform value in 2003 because they are starting at low valuations.

                          CDC NVEST CAPITAL GROWTH FUND

                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 2002

PERFORMANCE IN PERSPECTIVE
The charts comparing CDC Nvest Capital Growth Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

[CHART]

                                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES

                   DECEMBER 31, 1992 THROUGH DECEMBER 31, 2002

                 NET        MAXIMUM   RUSSELL 1000
                ASSET        SALES       GROWTH
               VALUE(1)    CHARGE(2)    INDEX(4)
12/31/1992     $10,000       $9,425     $10,000
               $10,155       $9,571      $9,885
                $9,782       $9,220      $9,727
               $10,169       $9,584      $9,914
                $9,522       $8,975      $9,517
               $10,084       $9,505      $9,850
               $10,302       $9,710      $9,761
               $10,063       $9,485      $9,586
               $10,464       $9,862      $9,980
               $10,696      $10,081      $9,906
               $10,759      $10,140     $10,181
               $10,471       $9,869     $10,113
12/31/1993     $10,789      $10,169     $10,287
               $11,129      $10,489     $10,526
               $10,839      $10,216     $10,333
               $10,260       $9,670      $9,833
               $10,245       $9,656      $9,879
               $10,203       $9,616     $10,028
                $9,765       $9,204      $9,732
               $10,140       $9,557     $10,064
               $10,571       $9,963     $10,624
               $10,394       $9,796     $10,481
               $10,846      $10,222     $10,727
               $10,373       $9,776     $10,383
12/31/1994     $10,613      $10,003     $10,557
               $10,698      $10,083     $10,783
               $11,122      $10,482     $11,234
               $11,489      $10,829     $11,562
               $11,666      $10,995     $11,815
               $11,991      $11,301     $12,226
               $12,789      $12,054     $12,698
               $13,362      $12,593     $13,226
               $13,602      $12,820     $13,240
               $14,062      $13,253     $13,851
               $13,838      $13,042     $13,860
               $14,173      $13,358     $14,399
12/31/1995     $13,877      $13,079     $14,481
               $14,133      $13,321     $14,966
               $14,503      $13,669     $15,240
               $14,367      $13,541     $15,259
               $15,083      $14,216     $15,661
               $15,535      $14,642     $16,208
               $15,324      $14,443     $16,230
               $14,269      $13,448     $15,279
               $14,811      $13,960     $15,673
               $16,041      $15,118     $16,815
               $16,032      $15,111     $16,916
               $16,831      $15,864     $18,186
12/31/1996     $16,243      $15,309     $17,830
               $17,161      $16,175     $19,081
               $16,689      $15,730     $18,951
               $15,442      $14,554     $17,926
               $16,108      $15,182     $19,116
               $17,524      $16,516     $20,496
               $18,013      $16,977     $21,316
               $19,277      $18,169     $23,201
               $18,392      $17,335     $21,843
               $18,947      $17,858     $22,918
               $18,182      $17,137     $22,071
               $18,658      $17,585     $23,008
12/31/1997     $19,041      $17,946     $23,266
               $19,194      $18,090     $23,962
               $20,511      $19,332     $25,764
               $21,427      $20,195     $26,791
               $21,809      $20,555     $27,162
               $21,284      $20,060     $26,391
               $22,391      $21,104     $28,008
               $22,182      $20,906     $27,822
               $18,659      $17,587     $23,647
               $19,779      $18,642     $25,463
               $21,224      $20,004     $27,510
               $22,498      $21,205     $29,602
12/31/1998     $24,578      $23,165     $32,272
               $25,814      $24,330     $34,167
               $24,364      $22,963     $32,606
               $24,899      $23,467     $34,323
               $25,386      $23,926     $34,367
               $24,922      $23,489     $33,311
               $26,242      $24,733     $35,644
               $25,659      $24,184     $34,511
               $25,885      $24,397     $35,075
               $25,507      $24,041     $34,338
               $27,284      $25,716     $36,931
               $28,095      $26,480     $38,924
12/31/1999     $30,657      $28,894     $42,972
               $28,927      $27,264     $40,957
               $30,134      $28,402     $42,960
               $32,548      $30,677     $46,035
               $31,583      $29,767     $43,844
               $30,108      $28,376     $41,636
               $32,092      $30,247     $44,792
               $31,261      $29,463     $42,924
               $33,705      $31,767     $46,811
               $30,592      $28,833     $42,383
               $29,531      $27,833     $40,377
               $25,548      $24,079     $34,426
12/31/2000     $24,672      $23,254     $33,336
               $25,853      $24,367     $35,639
               $22,343      $21,058     $29,589
               $20,259      $19,094     $26,369
               $22,999      $21,676     $29,704
               $22,736      $21,429     $29,267
               $22,381      $21,094     $28,589
               $21,199      $19,981     $27,874
               $19,493      $18,372     $25,595
               $17,491      $16,485     $23,040
               $18,295      $17,243     $24,248
               $19,887      $18,743     $26,578
12/31/2001     $19,625      $18,496     $26,528
               $19,542      $18,419     $26,059
               $18,835      $17,752     $24,978
               $19,476      $18,356     $25,842
               $18,391      $17,333     $23,733
               $17,996      $16,961     $23,158
               $16,515      $15,566     $21,016
               $15,232      $14,356     $19,861
               $15,249      $14,372     $19,920
               $13,637      $12,853     $17,854
               $14,624      $13,783     $19,492
               $15,101      $14,232     $20,550
12/31/2002     $14,114      $13,301     $19,131

                AVERAGE ANNUAL TOTAL RETURNS -- DECEMBER 31, 2002

                                        1 YEAR    5 YEAR   10 YEARS  SINCE INCEPTION
CLASS A (Inception 8/3/92)

Net Asset Value(1)                      -28.08%   -5.81%     3.51%         --
With Maximum Sales Charge(2)            -32.23    -6.92      2.89          --

CLASS B (Inception 9/13/93)

Net Asset Value(1)                      -28.75    -6.56        --        2.52%
With CDSC(3)                            -32.31    -6.76        --        2.52

CLASS C (Inception 12/30/94)

Net Asset Value(1)                      -28.68    -6.56        --        2.78
With Maximum Sales Charge and CDSC(3)   -30.12    -6.74        --        2.65

                                                                       SINCE           SINCE
                                                                      CLASS B         CLASS C
COMPARATIVE PERFORMANCE                 1 YEAR   5 YEARS 10 YEARS    INCEPTION(7)   INCEPTION(7)
Russell 1000 Growth Index(4)            -27.88%   -3.84%     6.70%       7.38%        7.71%
Morningstar Large Growth Fund Avg.(5)   -27.73    -2.72      6.22        5.62         6.63
Lipper Multi-Cap Core Funds Avg.(6)     -21.74    -0.68      8.14        5.84         6.93

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                                 PORTFOLIO FACTS

                                       % OF NET ASSETS
                                             AS OF
FUND COMPOSITION                      12/31/02    6/30/02
---------------------------------------------------------
COMMON STOCKS                           99.5       98.9
SHORT TERM INVESTMENTS AND OTHER         0.5        1.1

                                       % OF NET ASSETS
                                             AS OF
TEN LARGEST HOLDINGS                  12/31/02    6/30/02
---------------------------------------------------------
JOHNSON & JOHNSON                        7.1        1.0
MICROSOFT CORP.                          6.4        5.4
PFIZER, INC.                             4.8        3.0
DELL COMPUTER CORP.                      4.6        0.2
GENERAL ELECTRIC CO.                     4.6        7.2
CISCO SYSTEMS, INC.                      4.4        3.5
PROCTER & GAMBLE CO.                     4.1        3.2
WAL-MART STORES, INC.                    4.0        3.4
INTEL CORP.                              4.0        4.7
MERCK & CO., INC.                        2.9        2.0

                                       % OF NET ASSETS
                                             AS OF
FIVE LARGEST INDUSTRIES               12/31/02    6/30/02
---------------------------------------------------------
PHARMACEUTICALS                         10.3       11.5
SOFTWARE                                 9.5       10.3
FINANCIAL SERVICES                       8.0        4.5
COSMETICS & PERSONAL CARE                7.1        3.2
COMPUTERS                                7.1        4.5

Portfolio holdings and asset allocations will vary.

See page 24 for information on the possible risks associated with an investment in this fund.

NOTES TO CHARTS
(1) Does not include a sales charge.
(2) Includes maximum sales charge of 5.75%.
(3) Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.
(4) Russell 1000 Growth Index is an unmanaged index measuring the performance of the largest 1000 U.S. companies within the Russell 3000.
(5) Morningstar Large Growth Fund Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc.
(6) Lipper Multi-Cap Core Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc.
(7) The since-inception performance comparisons shown for each Class of fund shares are calculated as follows: Class B from 9/30/93; Class C from 12/31/94.

                         CDC NVEST TARGETED EQUITY FUND

                                                               PORTFOLIO PROFILE

OBJECTIVE:
Seeks long-term growth of capital

STRATEGY:
Invests primarily in a focused portfolio of common stocks, seeking above-average growth potential

INCEPTION DATE:
November 27, 1968

MANAGER:
G. Kenneth Heebner
CAPITAL GROWTH
 MANAGEMENT LIMITED PARTNERSHIP

SYMBOLS:
Class A           NEFGX
Class B           NEBGX
Class C           NEGCX
Class Y           NEGYX

NET ASSET VALUE
PER SHARE:
(DECEMBER 31, 2002)

Class A          $ 5.56
Class B            5.28
Class C            5.27
Class Y            5.63

                                                           MANAGEMENT DISCUSSION

An overall decline in stock prices and disappointing results from several major stock holdings hurt CDC Nvest Targeted Equity Fund's performance in 2002. During the 12 months ended December 31, the total return on the fund's Class A shares was -28.81% at net asset value. The Standard & Poor's 500 Index, the fund's benchmark, returned -22.10% during the same period, while the funds in Morningstar's Large Blend category had an average return of -22.02%.

MANAGER FOCUSED ON CONSUMER COMPANIES, HOMEBUILDERS IN 2002

The U.S. economy showed signs of recovery in the spring of 2002, but slowed dramatically in the summer before stabilizing in the fourth quarter. Overall, the pace of the recovery was slower than anticipated and all major stock indexes were down for the year, reflecting economic uncertainty, a series of corporate scandals, and the prospect for war with Iraq.

Throughout the year we focused on consumer-related stocks, including retail and consumer finance, and maintained a significant position in healthcare. In spite of media reports of a housing bubble, we also remained confident that national homebuilding companies would continue to thrive. Our analysis indicated that the homebuilders we invested in were stable and growing, helped by consolidation and a competitive edge in developing scarce land. For example, homebuilding giant Lennar made several positive acquisitions during the year, and KB Home has grown through acquisition, mostly in sun-belt states. Both are well-managed companies that offer financing and other services. Our timing with Citigroup, a leading global financial services company, also proved fortuitous; we bought the stock at a low before it rebounded.

HEALTHCARE, SOME OTHER SELECTIONS, HURT IN 2002

Our greatest disappointment during the year was Tenet Healthcare, one of the fund's largest holdings. Tenet's management exploited an extremely strong pricing environment and became overly aggressive with its Medicare billing. When regulators made the firm retrench, Tenet's earnings prospects fell sharply, along with the price of its shares and we sold the position. Another large healthcare position, hospital management firm HCA, was caught in the fallout from Tenet. However, there were no allegations of improper activity at HCA and it remains in the portfolio because we believe in the company's potential.

Other stocks that were disappointing included national car dealer AutoNation, which failed to meet earnings expectations, and Household International, a major consumer finance company. The latter fell on declining earnings and fears that consumer advocates' criticism of the company's aggressive lending practices might lead to a credit rating downgrade. We sold both positions at a loss.

USING CONTRARIAN APPROACH, MANAGER SEEKS OPPORTUNITIES IN 2003

Negative sentiment in the market has provided us with opportunities to initiate or add to positions in growth-oriented companies selling at attractive prices. Both Citigroup and HCA are examples of companies we believe have superior growth prospects that we were able to acquire at prices driven down by public controversy. Currently, we believe there are many other companies with proven track records that are trading at low prices as a result of investor concerns about the economy and the situation in Iraq.

We believe the economy will resume positive growth in 2003, with most strength coming from consumer activity. We believe the Federal Reserve Board's November cut in short-term interest rates - combined with the fiscal stimulus planned by the Bush administration - should lead to a stronger economy and improved investor psychology in 2003, which could provide improved returns for equity investors.

                          CDC NVEST TARGETED EQUITY FUND

                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 2002

PERFORMANCE IN PERSPECTIVE
The charts comparing CDC Nvest Targeted Equity Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index, and would incur transaction costs and other expenses even if they could.

[CHART]

                                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES

                   DECEMBER 31, 1992 THROUGH DECEMBER 31, 2002

                 NET        MAXIMUM
                ASSET        SALES      S&P 500
               VALUE(1)    CHARGE(2)    INDEX(4)
12/31/1992     $10,000       $9,425     $10,000
               $10,198       $9,612     $10,084
                $9,841       $9,275     $10,221
               $10,307       $9,715     $10,437
               $10,169       $9,584     $10,184
               $10,417       $9,818     $10,457
               $10,407       $9,808     $10,487
               $10,347       $9,752     $10,445
               $10,645      $10,033     $10,842
               $10,833      $10,210     $10,758
               $11,250      $10,603     $10,981
               $10,982      $10,350     $10,876
12/31/1993     $11,129      $10,489     $11,008
               $11,779      $11,102     $11,382
               $11,363      $10,710     $11,073
               $10,681      $10,067     $10,590
               $10,692      $10,077     $10,726
               $10,894      $10,268     $10,902
               $10,492       $9,889     $10,635
               $10,857      $10,233     $10,984
               $11,136      $10,495     $11,435
               $10,771      $10,152     $11,155
               $10,814      $10,192     $11,406
               $10,192       $9,606     $10,990
12/31/1994     $10,344       $9,749     $11,153
               $10,099       $9,518     $11,442
               $10,589       $9,980     $11,888
               $10,915      $10,288     $12,239
               $11,592      $10,925     $12,600
               $12,291      $11,585     $13,103
               $13,193      $12,434     $13,408
               $13,788      $12,995     $13,852
               $13,858      $13,061     $13,887
               $14,111      $13,299     $14,473
               $13,821      $13,026     $14,421
               $14,480      $13,647     $15,054
12/31/1995     $14,285      $13,463     $15,344
               $14,786      $13,936     $15,867
               $15,260      $14,382     $16,014
               $15,260      $14,382     $16,168
               $14,975      $14,114     $16,406
               $15,206      $14,331     $16,829
               $15,043      $14,178     $16,894
               $14,163      $13,349     $16,147
               $14,298      $13,476     $16,488
               $15,280      $14,401     $17,416
               $16,178      $15,247     $17,896
               $17,438      $16,435     $19,249
12/31/1996     $17,267      $16,274     $18,867
               $18,826      $17,744     $20,046
               $18,514      $17,450     $20,203
               $17,727      $16,708     $19,373
               $18,737      $17,659     $20,530
               $19,657      $18,527     $21,780
               $20,533      $19,353     $22,755
               $22,523      $21,228     $24,566
               $21,365      $20,136     $23,190
               $22,459      $21,168     $24,460
               $21,578      $20,338     $23,643
               $21,332      $20,106     $24,737
12/31/1997     $21,332      $20,106     $25,162
               $21,681      $20,434     $25,441
               $23,586      $22,230     $27,276
               $25,103      $23,659     $28,672
               $26,066      $24,567     $28,961
               $25,656      $24,181     $28,463
               $27,029      $25,475     $29,619
               $27,172      $25,610     $29,304
               $21,988      $20,724     $25,067
               $22,145      $20,872     $26,673
               $24,375      $22,973     $28,842
               $26,404      $24,885     $30,591
12/31/1998     $28,458      $26,822     $32,353
               $30,387      $28,640     $33,706
               $28,207      $26,585     $32,659
               $28,884      $27,223     $33,965
               $28,783      $27,128     $35,281
               $27,856      $26,255     $34,447
               $29,911      $28,191     $36,359
               $29,209      $27,530     $35,224
               $29,159      $27,482     $35,050
               $27,431      $25,853     $34,089
               $28,483      $26,845     $36,246
               $29,560      $27,860     $36,983
12/31/1999     $32,778      $30,894     $39,161
               $30,216      $28,478     $37,193
               $32,897      $31,006     $36,489
               $33,255      $31,343     $40,059
               $32,004      $30,163     $38,854
               $30,722      $28,956     $38,057
               $30,841      $29,068     $38,995
               $29,858      $28,141     $38,385
               $31,272      $29,474     $40,770
               $30,141      $28,408     $38,617
               $30,204      $28,467     $38,454
               $29,921      $28,200     $35,422
12/31/2000     $31,286      $29,487     $35,596
               $28,511      $26,872     $36,858
               $27,609      $26,021     $33,498
               $26,907      $25,360     $31,376
               $28,077      $26,462     $33,814
               $27,509      $25,927     $34,040
               $27,695      $26,103     $33,212
               $26,890      $25,343     $32,885
               $24,674      $23,255     $30,826
               $22,290      $21,009     $28,337
               $22,425      $21,135     $28,877
               $24,808      $23,382     $31,092
12/31/2001     $26,218      $24,711     $31,365
               $27,024      $25,470     $30,907
               $25,782      $24,299     $30,311
               $26,218      $24,711     $31,451
               $26,285      $24,774     $29,544
               $26,017      $24,521     $29,327
               $25,177      $23,730     $27,238
               $22,391      $21,104     $25,115
               $22,391      $21,104     $25,279
               $21,015      $19,806     $22,532
               $20,511      $19,332     $24,515
               $20,008      $18,857     $25,958
12/31/2002     $18,665      $17,591     $24,433

                               AVERAGE ANNUAL TOTAL RETURNS -- DECEMBER 31, 2002

                                        1 YEAR    5 YEARS   10 YEARS  SINCE INCEPTION
CLASS A (Inception 11/27/68)

Net Asset Value(1)                      -28.81%   -2.64%     6.44%            --
With Maximum Sales Charge(2)            -32.93    -3.79      5.82             --

CLASS B (Inception 2/28/97)

Net Asset Value(1)                      -29.32    -3.34        --          -0.60%
With CDSC(3)                            -32.85    -3.58        --          -0.68

CLASS C (Inception 9/1/98)

Net Asset Value(1)                      -29.45       --        --          -5.65
With Maximum Sales Charge and CDSC(3)   -30.90       --        --          -5.86

CLASS Y (Inception 6/30/99)

Net Asset Value(1)                      -28.28       --        --         -12.20

                                                                       SINCE          SINCE            SINCE
COMPARATIVE                                1         5       10       CLASS B         CLASS C          CLASS Y
  PERFORMANCE                             YEAR     YEARS    YEARS    INCEPTION(7)   INCEPTION(7)     INCEPTION(7)
S&P 500 Index(4)                        -22.10%   -0.59%     9.34%     3.25%          -2.04%           -10.29%
Morningstar Large Blend Avg.(5)         -22.02    -1.47      7.85      2.17           -1.51             -9.73
Lipper Multi-Cap Value Average(6)       -17.91     1.32      9.69      4.57            3.08             -3.87

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those noted. Class Y shares are available to certain institutional investors only.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                                 PORTFOLIO FACTS

                                       % OF NET ASSETS
                                             AS OF
FUND COMPOSITION                      12/31/02    6/30/02
---------------------------------------------------------
COMMON STOCKS                           99.6       99.4
SHORT TERM INVESTMENTS AND OTHER         0.4        0.6

                                       % OF NET ASSETS
                                             AS OF
TEN LARGEST HOLDINGS                  12/31/02    6/30/02
---------------------------------------------------------
HCA, INC.                                8.9        7.1
LENNAR CORP.                             8.5        6.8
CITIGROUP, INC.                          7.6         --
CENTEX CORP.                             7.3        5.7
KB HOME                                  7.3        7.3
D.R. HORTON, INC.                        5.8        5.9
PULTE HOMES, INC.                        5.7        5.0
AMERICAN INTERNATIONAL GROUP, INC.       5.6         --
FIRST DATA CORP.                         5.5         --
AUTOZONE, INC.                           5.5         --

                                       % OF NET ASSETS
                                             AS OF
FIVE LARGEST INDUSTRIES               12/31/02    6/30/02
---------------------------------------------------------
HOME CONSTRUCTION, FURNISHINGS
  & APPLIANCES                          34.5       30.7
FINANCIAL SERVICES                      14.9         --
PHARMACEUTICALS                         10.5        6.1
HEALTH CARE PROVIDERS                    8.9       25.1
COSMETICS & PERSONAL CARE                5.9         --

Portfolio holdings and asset allocations will vary.

See page 24 for information on the possible risks associated with an investment in this fund.

NOTES TO CHARTS
(1) Does not include a sales charge.
(2) Includes the maximum sales charge of 5.75%.
(3) Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.
(4) S&P 500 Index is an unmanaged index of U.S. common stock performance.
(5) Morningstar Large Blend Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc.
(6) Lipper Multi-Cap Value Funds Average is the average performance without sales charges of mutual funds with a similar current investment style or objective as calculated by Lipper Inc.
(7) The since-inception performance comparisons shown for each Class of fund shares are calculated as follows: Class B from 2/28/97; Class C from 9/30/98 and Class Y from 6/30/99.

                        CDC NVEST GROWTH AND INCOME FUND

                                                               PORTFOLIO PROFILE

OBJECTIVE:
Seeks long-term capital growth and income

STRATEGY:
Invests primarily in common stock of large- and mid-cap companies in any industry

INCEPTION DATE:
May 6, 1931

MANAGER:
Robert M. Levy
Edward S. Loeb
Michael J. Mangan
HARRIS ASSOCIATES L.P.

SYMBOLS:
Class A            NEFOX
Class B            NEGBX
Class C            NECOX
Class Y            NEOYX

NET ASSET VALUE
PER SHARE:
(DECEMBER 31, 2002)

Class A          $ 9.42
Class B            9.02
Class C            9.01
Class Y            9.59

                                                           MANAGEMENT DISCUSSION

Although stocks regained some ground in the fourth quarter, slow economic growth, a series of corporate scandals and the prospect of war produced an exodus from equities that lasted through the fall of 2002.

For the 12 months ended December 31, 2002, the total return on Class A shares of CDC Nvest Growth and Income Fund was -20.03%. For the same period, the fund's new benchmark, the Russell 1000 Value Index, returned -15.52%, while the Standard & Poor's 500 Index had a return of -22.10%. The average return on the funds in Morningstar's Large Blend category was -22.02% for the year. Harris Associates took over as manager of the fund on July 1, 2002, so results for the year reflect two managers' investment styles and different market conditions.

HARRIS REALIGNED PORTFOLIO AT MID-YEAR

Our policy in managing equity portfolios is based on maintaining a relatively concentrated portfolio, so when we began managing the fund we trimmed the number of holdings, focusing on what appeared to be the strongest positions. We analyzed each company's potential, trimmed or sold some positions and bought some new ones, trading into a sharply declining market. Our focus was on quality companies selling at a discount to our assessment of their intrinsic value.

Three strong performers, Sprint, Merck and The Gap, illustrate how our search for value is designed to work. Our analysis indicated that Sprint was undervalued because investors had overreacted to fears that the telecom sector was slated for an extended business decline, which did not occur. We took advantage of low prices and were rewarded. Merck is a high-quality growth company; concerns over tighter FDA approval policies and pricing pressures from generic drugs were overdone, in our opinion. Merck's stock price reached a low for the year in August, making it attractively valued, and then rose sharply for the balance of the year. The Gap is a retailing turnaround story. A new CEO brought a strong consumer orientation and operational savvy. A revised product mix boosted sales, and the stock responded favorably.

ENERGY, ADVERTISING, TECHNOLOGY HURT PERFORMANCE

Shares of TXU Corp. fell sharply early in October when the Texas-based oil and gas company issued an earnings warning. We bought additional shares on weakness because we believed this company's outlook was brighter than its low valuation implied, and we continue to monitor its progress. Shares of Interpublic, a giant, worldwide advertising agency, fell because of disappointing earnings and questions about its accounting practices. Here, too, we increased exposure when the price fell. Questions about its long-term profitability drove shares of Electronic Data Systems (EDS) lower. Although we may have overvalued EDS originally and we are reevaluating our outlook, we think the market's reaction was excessive.

BEAR MARKETS CAN BRING OPPORTUNITY

We believe the excesses of the late 1990s may have been wrung out of the market, and today's low valuations reflect a cautious business outlook. In some cases, stock prices appear to have fallen far below any actual decline in the intrinsic value of the companies that resulted from the sluggish economy. This gave us an opportunity to purchase some high-quality companies that are usually too pricey for a value-oriented fund. Moreover, about three-quarters of the stocks in the portfolio at year end pay dividends, and these could become more attractive if legislation is passed that would reduce the impact of double taxation of dividends.

Although major hurdles lie ahead in 2003, we believe that recovering profits, low interest rates and low taxes could create a much more favorable environment for equities than we have seen in the last few years.

                          CDC NVEST GROWTH & INCOME FUND

                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 2002

PERFORMANCE IN PERSPECTIVE
The charts comparing CDC Nvest Growth and Income Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

[CHART]

                                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES

                   DECEMBER 31, 1992 THROUGH DECEMBER 31, 2002

                 NET        MAXIMUM
                ASSET        SALES      S&P 500   RUSSELL 1000
               VALUE(1)     CHARGE(2)   INDEX(5)    VALUE(4)
12/31/1992     $10,000       $9,425     $10,000     $10,000
               $10,057       $9,479     $10,084     $10,290
               $10,205       $9,618     $10,221     $10,649
               $10,385       $9,788     $10,437     $10,963
               $10,155       $9,571     $10,184     $10,823
               $10,369       $9,773     $10,457     $11,041
               $10,394       $9,796     $10,487     $11,285
               $10,344       $9,749     $10,445     $11,409
               $10,750      $10,132     $10,842     $11,822
               $10,642      $10,030     $10,758     $11,841
               $10,833      $10,210     $10,981     $11,831
               $10,675      $10,062     $10,876     $11,586
12/31/1993     $10,795      $10,174     $11,008     $11,807
               $11,187      $10,543     $11,382     $12,251
               $10,854      $10,230     $11,073     $11,833
               $10,401       $9,803     $10,590     $11,392
               $10,487       $9,884     $10,726     $11,610
               $10,692      $10,078     $10,902     $11,745
               $10,453       $9,852     $10,635     $11,463
               $10,763      $10,144     $10,984     $11,820
               $11,219      $10,574     $11,435     $12,160
               $10,952      $10,322     $11,155     $11,757
               $11,125      $10,485     $11,406     $11,921
               $10,745      $10,127     $10,990     $11,441
12/31/1994     $10,902      $10,275     $11,153     $11,573
               $11,174      $10,532     $11,442     $11,930
               $11,543      $10,880     $11,888     $12,402
               $11,864      $11,182     $12,239     $12,675
               $12,226      $11,523     $12,600     $13,076
               $12,623      $11,897     $13,103     $13,625
               $12,918      $12,175     $13,408     $13,809
               $13,369      $12,600     $13,852     $14,290
               $13,493      $12,717     $13,887     $14,492
               $14,086      $13,276     $14,473     $15,016
               $13,947      $13,145     $14,421     $14,867
               $14,413      $13,584     $15,054     $15,620
12/31/1995     $14,730      $13,883     $15,344     $16,013
               $15,191      $14,318     $15,867     $16,512
               $15,273      $14,395     $16,014     $16,636
               $15,349      $14,467     $16,168     $16,919
               $15,401      $14,515     $16,406     $16,984
               $15,637      $14,738     $16,829     $17,197
               $15,302      $14,422     $16,894     $17,211
               $14,541      $13,704     $16,147     $16,560
               $14,890      $14,034     $16,488     $17,034
               $15,652      $14,752     $17,416     $17,711
               $16,134      $15,206     $17,896     $18,396
               $17,568      $16,558     $19,249     $19,730
12/31/1996     $17,265      $16,272     $18,867     $19,478
               $18,124      $17,081     $20,046     $20,422
               $18,348      $17,293     $20,203     $20,722
               $17,550      $16,540     $19,373     $19,977
               $18,472      $17,410     $20,530     $20,817
               $19,657      $18,527     $21,780     $21,979
               $20,621      $19,435     $22,755     $22,922
               $21,920      $20,660     $24,566     $24,647
               $21,296      $20,071     $23,190     $23,769
               $22,610      $21,310     $24,460     $25,205
               $21,619      $20,376     $23,643     $24,501
               $22,551      $21,254     $24,737     $25,584
12/31/1997     $23,037      $21,713     $25,162     $26,331
               $23,172      $21,840     $25,441     $25,959
               $25,033      $23,594     $27,276     $27,706
               $26,444      $24,924     $28,672     $29,401
               $26,579      $25,051     $28,961     $29,597
               $26,219      $24,712     $28,463     $29,159
               $27,315      $25,744     $29,619     $29,532
               $26,894      $25,348     $29,304     $29,011
               $22,827      $21,515     $25,067     $24,694
               $23,964      $22,586     $26,673     $26,111
               $25,695      $24,218     $28,842     $28,134
               $26,861      $25,316     $30,591     $29,444
12/31/1998     $28,549      $26,908     $32,353     $30,446
               $29,376      $27,687     $33,706     $30,690
               $28,670      $27,021     $32,659     $30,256
               $29,066      $27,395     $33,965     $30,883
               $30,789      $29,019     $35,281     $33,767
               $30,651      $28,889     $34,447     $33,396
               $31,608      $29,790     $36,359     $34,365
               $30,675      $28,911     $35,224     $33,359
               $30,260      $28,520     $35,050     $32,121
               $29,033      $27,364     $34,089     $30,999
               $30,196      $28,460     $36,246     $32,783
               $30,284      $28,543     $36,983     $32,526
12/31/1999     $31,247      $29,450     $39,161     $32,684
               $29,616      $27,913     $37,193     $31,617
               $28,617      $26,972     $36,489     $29,268
               $30,941      $29,162     $40,059     $32,839
               $30,431      $28,681     $38,854     $32,457
               $29,494      $27,798     $38,057     $32,799
               $29,881      $28,163     $38,995     $31,300
               $29,698      $27,990     $38,385     $31,692
               $31,691      $29,869     $40,770     $33,456
               $30,242      $28,503     $38,617     $33,762
               $30,326      $28,582     $38,454     $34,591
               $28,520      $26,880     $35,422     $33,307
12/31/2000     $28,961      $27,296     $35,596     $34,976
               $28,982      $27,316     $36,858     $35,111
               $27,260      $25,693     $33,498     $34,134
               $25,727      $24,248     $31,376     $32,928
               $27,827      $26,227     $33,814     $34,543
               $27,869      $26,267     $34,040     $35,319
               $26,903      $25,356     $33,212     $34,536
               $25,979      $24,485     $32,885     $34,462
               $24,383      $22,981     $30,826     $33,082
               $22,346      $21,061     $28,337     $30,753
               $23,144      $21,813     $28,877     $30,489
               $24,782      $23,357     $31,092     $32,261
12/31/2001     $24,740      $23,318     $31,365     $33,021
               $24,614      $23,199     $30,907     $32,767
               $23,963      $22,585     $30,311     $32,819
               $24,614      $23,199     $31,451     $34,372
               $23,921      $22,546     $29,544     $33,193
               $23,816      $22,447     $29,327     $33,360
               $22,388      $21,101     $27,238     $31,444
               $20,960      $19,755     $25,115     $28,521
               $21,485      $20,249     $25,279     $28,737
               $18,587      $17,518     $22,532     $25,541
               $19,280      $18,171     $24,515     $27,434
               $20,582      $19,398     $25,958     $29,162
12/31/2002     $19,784      $18,646     $24,433     $27,895


                               AVERAGE ANNUAL TOTAL RETURNS -- DECEMBER 31, 2002

                                       1 YEAR    5 YEARS   10 YEARS  SINCE INCEPTION
CLASS A (Inception  5/6/31)

Net Asset Value(1)                     -20.03%    -3.00%     7.06%          --
With Maximum Sales Charge(2)           -24.64     -4.15      6.43           --

CLASS B (Inception 9/13/93)

Net Asset Value(1)                     -20.67     -3.72        --          6.09%
With CDSC(3)                           -24.63     -4.00        --          6.09

CLASS C (Inception 5/1/95)

Net Asset Value(1)                     -20.69     -3.74        --          5.72
With Maximum Sales Charge and CDSC(3)  -22.23     -3.93        --          5.58

CLASS Y (Inception 11/18/98)

Net Asset Value(1)                     -19.61        --        --         -6.36

                                                                              SINCE           SINCE        SINCE
                                                                             CLASS B         CLASS C      CLASS Y
COMPARATIVE PERFORMANCE                      1 YEAR   5 YEARS   10 YEARS    INCEPT.(8)      INCEPT.(8)   INCEPT.(8)
Russell 1000 Value Index(4)                  -15.52%    1.16%    10.80%       9.71%           9.91%        -1.32%
S&P 500 Index(5)                             -22.10    -0.59      9.34        9.26            8.87         -5.88
Morningstar Large Blend Avg.(6)              -22.02    -1.47      7.85        7.45            6.82         -4.61
Lipper Large Cap Core Funds Average(7)       -23.49    -1.90      7.55        7.71            6.50         -5.92

All returns represents past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. Class Y shares are available to certain institutional investors only.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                                 PORTFOLIO FACTS

                                       % OF NET ASSETS
                                             AS OF
FUND COMPOSITION                      12/31/02    6/30/02
---------------------------------------------------------
COMMON STOCKS                           94.4       96.2
SHORT TERM INVESTMENTS
 AND OTHER                               5.6        3.8

                                       % OF NET ASSETS
                                             AS OF
TEN LARGEST HOLDINGS                  12/31/02    6/30/02
---------------------------------------------------------
WASHINGTON MUTUAL, INC.                  4.4        4.2
LIBERTY MEDIA CORP.                      4.1        3.5
GUIDANT CORP.                            3.9        3.2
GAP (THE), INC.                          3.5        2.9
MERCK & CO., INC.                        3.3        1.9
COMCAST CORP., SPECIAL CLASS A           3.3         --
INTERPUBLIC GROUP OF COS. (THE), INC.    3.3        2.5
KROGER CO. (THE)                         3.0        2.9
H.J. HEINZ CO.                           3.0        3.3
AOL TIME WARNER, INC.                    2.9         --

                                       % OF NET ASSETS
                                             AS OF
FIVE LARGEST INDUSTRIES               12/31/02    6/30/02
---------------------------------------------------------
MEDIA - BROADCASTING
  & PUBLISHING                          11.8        7.2
BEVERAGES, FOOD & TOBACCO               10.0       10.7
BANKING                                  7.0        8.1
FOOD RETAILERS                           5.6        5.3
PHARMACEUTICALS                          5.0        5.0

Portfolio holdings and asset allocations will vary.

See page 24 for information on the possible risks associated with an investment in this fund.

NOTES TO CHARTS
(1) Does not include a sales charge.
(2) Includes the maximum sales charge of 5.75%.
(3) Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.
(4) Russell 1000 Value Index is an unmanaged index of the largest 1000 U.S. companies within the Russell 3000.
(5) S&P 500 Index is an unmanaged index of U.S. common stock performance.
(6) Morningstar Large Blend Average is an average performance of funds with similar investment objectives as calculated without sales charges by Morningstar, Inc.
(7) Lipper Large Cap Core Funds Average is the average performance of mutual funds with a similar current investment style or objective as calculated without sales charges by Lipper Inc.
(8) The since-inception performance comparisons shown for each Class of fund shares are calculated as follows: Class B from 9/30/93; Class C from 5/31/95 and Class Y from 11/30/98.

                             CDC NVEST BALANCED FUND

                                                               PORTFOLIO PROFILE

OBJECTIVE:
Seeks a reasonable long-term investment return from a combination of capital appreciation and moderate current income

STRATEGY:
Invests in value- and growth-oriented common stocks, and in investment-grade bonds

INCEPTION DATE:
November 27, 1968

MANAGERS:
Nicholas E. Moore,
Guy Elliffe,
Eric Hull
JURIKA & VOYLES, L.P.
Mark B. Baribeau,
Pamela N. Czekanski,
Richard Skaggs,
John Hyll,
Kurt L. Wagner
LOOMIS, SAYLES & COMPANY, L.P.

SYMBOLS:
Class A            NEFBX
Class B            NEBBX
Class C            NEBCX
Class Y            NEBYX

NET ASSET VALUE
PER SHARE:
(DECEMBER 31, 2002)

Class A          $ 8.07
Class B            8.09
Class C            8.05
Class Y            7.98

                                                           MANAGEMENT DISCUSSION

Prices of most stocks continued to decline in the first part of 2002, and prices of high-quality bonds rose as investors pursued relative safety. Growth stocks got a lift in a rally that began in October, and bond prices fell, but for the balance of the year, high-quality bonds and value stocks provided better results.

For the 12 months ended December 31, 2002, the total return on Class A shares of CDC Nvest Balanced Fund was -14.62%, including $0.11 per share in reinvested dividends. This fund has three segments: growth stocks, value stocks, and bonds, each with its own management team. To provide a benchmark, we combine 65% of the Standard & Poor's 500 Index and 35% of Lehman Brothers Government / Credit Index. The return on this index was -10.50% for the period, while the average return on the funds in Morningstar's Domestic Hybrid category was -9.67%.

INFORMATION TECHNOLOGY WAS POSITIVE FOR LOOMIS GROWTH PORTFOLIO

Growth stocks continued a three-year slide during the first part of 2002, and technology remained the hardest hit sector, but the information technology companies Loomis selected did well in the fourth-quarter rally. Good performers included Cisco Systems, Hewlett Packard and Oracle. Industrial conglomerate 3M was also positive on strong overseas sales and cost cutting. Disappointments included Concord EFS, which provides electronic verification of financial transactions, and Capital One Financial, a leading credit card issuer, both of which we sold at a loss. Although unemployment rose to 6.0% in 2002, consumer purchasing power was also up, and Loomis believes companies with strong cash flows are likely to reverse two years of restraint, improving demand for technology in 2003 and stimulating economic growth. Loomis also recently added two brokerage companies, Lehman and Goldman Sachs, in anticipation of stronger capital market activity in 2003. In Loomis' opinion, most of the uncertainties in the current outlook are external - notably the potential for military conflict with Iraq.

JURIKA & VOYLES SEES SLOW GROWTH, MAINTAINS CONSERVATIVE POSTURE

The broad decline in stock prices gave way in October to a rally that featured stocks and sectors that have taken a beating during the past few years, such as large-cap technology and cyclical stocks. Jurika & Voyles has consistently maintained a conservative approach, emphasizing companies with predictable earnings growth. Consequently, this portfolio held up relatively well during the declining months, but did not participate fully in the fourth-quarter rally. Portfolio stocks that performed well included Safeco, an insurance company; Sysco, a food distributor; and Wellpoint Health Network, an HMO. Unfortunately, two holdings that profoundly hurt performance included AMR Corp., parent company of American Airlines; and technology giant Electronic Data Systems. Jurika & Voyles is maintaining a conservative stance in anticipation of continued sluggish growth. While geopolitical problems and uncertain earnings are sources of concern, Jurika & Voyles believes the worst of the bear market may be over.

LOOMIS PREPARED BOND PORTFOLIO FOR IMPROVING ECONOMY, BUT REMAINS CAUTIOUS

While government securities experienced strong demand early in the year, when investors sought relative safety, ten-year Treasuries became more vulnerable as the year unfolded. The fund's fixed-income portfolio performed relatively well for the full year, but the best results came in the closing quarter, when interest-rates spiked for a time. The portfolio's relatively short maturity and good selection of corporate bonds helped smooth out some of the bumps. Yields are now near historic lows, and yield spreads (the difference in yields available at opposite ends of the quality spectrum) have reached historic extremes. Neither situation seems likely to endure. Loomis continues to favor some carefully selected corporate bonds as well as mortgage-related securities. Their long-term outlook is for a slow economic recovery, which should pick up once there is a resolution to the situation in Iraq.

                            CDC NVEST BALANCED FUND

                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 2002

PERFORMANCE IN PERSPECTIVE
The charts comparing CDC Nvest Balanced Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

[CHART]

                                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES

                   DECEMBER 31, 1992 THROUGH DECEMBER 31, 2002

                                          S&P 500/
                 NET        MAXIMUM    LEHMAN BROTHERS
                ASSET        SALES       GOVT./CREDIT
               VALUE(1)    CHARGE(2)      INDEX(4)
12/31/1992     $10,000       $9,425       $10,000
               $10,206       $9,619       $10,131
               $10,278       $9,687       $10,294
               $10,448       $9,847       $10,448
               $10,322       $9,728       $10,311
               $10,529       $9,924       $10,489
               $10,629      $10,018       $10,592
               $10,647      $10,035       $10,589
               $11,010      $10,377       $10,935
               $11,037      $10,403       $10,893
               $11,138      $10,497       $11,056
               $11,092      $10,454       $10,944
12/31/1993     $11,418      $10,762       $11,046
               $11,851      $11,170       $11,349
               $11,550      $10,886       $11,062
               $11,059      $10,423       $10,654
               $11,125      $10,485       $10,711
               $11,163      $10,521       $10,819
               $11,017      $10,384       $10,638
               $11,313      $10,662       $10,939
               $11,608      $10,941       $11,232
               $11,332      $10,680       $10,994
               $11,322      $10,671       $11,151
               $10,977      $10,346       $10,880
12/31/1994     $11,113      $10,474       $11,009
               $11,251      $10,604       $11,269
               $11,606      $10,939       $11,646
               $11,888      $11,204       $11,897
               $12,206      $11,504       $12,182
               $12,643      $11,916       $12,678
               $12,916      $12,173       $12,904
               $13,146      $12,390       $13,165
               $13,216      $12,456       $13,245
               $13,484      $12,709       $13,656
               $13,432      $12,659       $13,694
               $13,852      $13,055       $14,164
12/31/1995     $14,037      $13,230       $14,415
               $14,336      $13,512       $14,765
               $14,401      $13,573       $14,744
               $14,406      $13,577       $14,793
               $14,449      $13,618       $14,899
               $14,589      $13,750       $15,140
               $14,627      $13,786       $15,248
               $14,334      $13,510       $14,822
               $14,595      $13,756       $15,012
               $15,196      $14,322       $15,655
               $15,646      $14,746       $16,063
               $16,545      $15,594       $16,956
12/31/1996     $16,440      $15,495       $16,672
               $16,723      $15,761       $17,356
               $16,841      $15,873       $17,457
               $16,333      $15,394       $16,918
               $16,642      $15,685       $17,661
               $17,306      $16,311       $18,418
               $17,989      $16,955       $19,031
               $19,098      $18,000       $20,220
               $18,537      $17,471       $19,405
               $19,127      $18,027       $20,202
               $18,774      $17,694       $19,877
               $19,075      $17,978       $20,512
12/31/1997     $19,323      $18,211       $20,817
               $19,431      $18,314       $21,070
               $20,177      $19,017       $22,042
               $20,700      $19,510       $22,800
               $20,714      $19,523       $22,989
               $20,441      $19,266       $22,819
               $20,502      $19,323       $23,502
               $20,050      $18,897       $23,347
               $18,268      $17,218       $21,312
               $19,183      $18,080       $22,413
               $20,016      $18,865       $23,542
               $20,484      $19,306       $24,519
12/31/1998     $20,903      $19,701       $25,458
               $20,779      $19,584       $26,213
               $20,223      $19,060       $25,465
               $20,599      $19,414       $26,171
               $21,594      $20,352       $26,853
               $21,407      $20,176       $26,344
               $21,668      $20,422       $27,266
               $21,089      $19,877       $26,686
               $20,479      $19,302       $26,593
               $19,821      $18,682       $26,204
               $20,249      $19,085       $27,306
               $20,138      $18,980       $27,660
12/31/1999     $20,119      $18,962       $28,660
               $19,534      $18,410       $27,722
               $18,570      $17,502       $27,503
               $19,257      $18,150       $29,391
               $18,702      $17,627       $28,765
               $18,390      $17,333       $28,373
               $18,830      $17,748       $29,031
               $18,848      $17,764       $28,844
               $19,989      $18,840       $30,151
               $19,569      $18,444       $29,156
               $19,341      $18,229       $29,141
               $18,325      $17,271       $27,823
12/31/2000     $18,828      $17,745       $28,103
               $18,969      $17,878       $28,917
               $18,230      $17,182       $27,307
               $17,437      $16,435       $26,226
               $17,986      $16,952       $27,481
               $17,933      $16,901       $27,657
               $17,601      $16,589       $27,266
               $17,477      $16,472       $27,330
               $16,836      $15,868       $26,341
               $15,591      $14,695       $25,042
               $16,002      $15,082       $25,576
               $16,788      $15,823       $26,704
12/31/2001     $17,120      $16,136       $26,783
               $17,067      $16,085       $26,597
               $16,798      $15,832       $26,342
               $17,257      $16,265       $26,799
               $16,935      $15,961       $25,925
               $16,827      $15,859       $25,884
               $16,046      $15,123       $24,763
               $15,129      $14,259       $23,613
               $15,237      $14,360       $23,898
               $14,360      $13,534       $22,390
               $14,793      $13,943       $23,595
               $15,082      $14,215       $24,503
12/31/2002     $14,618      $13,779       $23,782

                               AVERAGE ANNUAL TOTAL RETURNS -- DECEMBER 31, 2002

                                         1 YEAR    5 YEARS   10 YEARS   SINCE INCEPTION
CLASS A (Inception  11/27/68)

Net Asset Value(1)                       -14.62%    -5.43%     3.87%          --
With Maximum Sales Charge(2)             -19.50     -6.54      3.26           --

CLASS B (Inception 9/13/93)

Net Asset Value(1)                       -15.26     -6.15        --         2.29%
With CDSC(3)                             -19.48     -6.44        --         2.29

CLASS C (Inception 12/30/94)

Net Asset Value(1)                       -15.24     -6.16        --         2.66
With Maximum Sales Charge and CDSC(3)    -16.95     -6.34        --         2.53

CLASS Y (Inception 3/8/94)

Net Asset Value(1),                      -13.92     -4.92        --         3.30

                                                                              SINCE           SINCE        SINCE
                                                                             CLASS B         CLASS C      CLASS Y
COMPARATIVE PERFORMANCE                      1 YEAR   5 YEARS   10 YEARS    INCEPT.(8)      INCEPT.(8)   INCEPT.(8)
S&P 500/Lehman Gov't./Credit Index(4)        -10.50%   2.28%     9.05%        8.48%           9.73%        9.27%
Morningstar Domestic Hybrid Fund Avg.(5)      -9.67    1.49      7.04         5.43            7.72         7.19
Lipper Balanced Funds Average(6)             -11.71    1.37      7.19         6.74            7.88         7.30

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. Class Y shares are available to certain institutional investors only.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                                 PORTFOLIO FACTS

                                       % OF NET ASSETS
                                             AS OF
FUND COMPOSITION                      12/31/02    6/30/02
---------------------------------------------------------
COMMON STOCKS                           57.4       62.4
BONDS AND NOTES                         39.6       35.2
SHORT TERM INVESTMENTS
 AND OTHER                               3.0        2.4

                                       % OF NET ASSETS
                                             AS OF
TEN LARGEST HOLDINGS                  12/31/02    6/30/02
---------------------------------------------------------
UNITED STATES TREASURY BONDS,
 6.00%, 02/15/2026                       4.7        1.9
GNMA, 6.00%, 01/15/2032                  3.4        3.8
UNITED STATES TREASURY BONDS,
 7.50%, 11/15/2016                       2.4        1.8
FNMA, 6.50%, 04/01/2032                  1.7        1.6
PFIZER, INC.                             1.5        0.5
MICROSOFT CORP.                          1.4        1.0
FNMA, 6.00%, 10/01/2016                  1.4        1.1
FREDDIE MAC                              1.4        1.0
CISCO SYSTEMS, INC.                      1.3        1.2
MCGRAW-HILL COS. (THE), INC.             1.3        1.4

                                       % OF NET ASSETS
                                             AS OF
FIVE LARGEST INDUSTRIES               12/31/02    6/30/02
---------------------------------------------------------
MORTGAGE-BACKED                         12.7       12.3
FINANCIAL SERVICES                       7.6        9.8
U.S. GOVERNMENT                          7.1        3.7
OIL & GAS                                4.4        3.8
PHARMACEUTICALS                          4.3        4.0

Portfolio holdings and asset allocations will vary.

See page 24 for information on the possible risks associated with an investment in this fund.

NOTES TO CHARTS
(1) Does not include a sales charge.
(2) Includes the maximum sales charge of 5.75%.
(3) Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.
(4) S&P 500/Lehman Brothers Gov't./Credit Index is an unmanaged index made up of 65% of the S&P 500 and 35% of the Lehman Brothers Government/Credit Index.
(5) Morningstar Domestic Hybrid Fund Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc.
(6) Lipper Balanced Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc.
(7) Fund performance has been increased by expense waivers, without which performance would have been lower.
(8) The since-inception performance comparisons shown for each Class of fund shares are calculated as follows: Class B from 9/30/93; Class C from 12/31/94 and Class Y from 3/31/94.

                  CDC NVEST JURIKA & VOYLES RELATIVE VALUE FUND

                                                               PORTFOLIO PROFILE

OBJECTIVE:
Seeks long-term growth of capital

STRATEGY:
Emphasizes stocks of mid- to large-cap companies selling at reasonable prices

INCEPTION DATE:
September 30, 1994

MANAGERS:
Guy Elliffe
Eric Hull
Nicholas E. Moore
JURIKA & VOYLES, L.P.

SYMBOLS:
Class A            NJVAX
Class B            NJVBX
Class C            NJVCX
Class Y            NJVYX

NET ASSET VALUE
PER SHARE:
(DECEMBER 31, 2002)

Class A          $ 9.66
Class B            9.60
Class C            9.60
Class Y            9.68

                                                           MANAGEMENT DISCUSSION

The broad decline in the U.S. stock market during 2002 affected all major equity groups. In the first part of the year, the market favored quality companies with steady earnings. High-risk stocks in general, and large-cap technology stocks in particular, were trounced early in the year, but they rallied in the fourth quarter. Conservative investments that had performed well early in the year did not participate in the rally.

CDC Nvest Jurika & Voyles Relative Value Fund was conservatively positioned throughout the year; it held up relatively well in the first half, but was at a competitive disadvantage in the second half. For the 12 months ended December 31, 2002, the total return of the fund's Class A shares was -25.58%. The fund's benchmark, the Russell 1000 Index, returned -21.65% during the same period, while the average return on Morningstar's Large-Cap Blend category was -22.02%.

MANAGER EXPECTS SLOW GROWTH, MAINTAINS CONSERVATIVE STRUCTURE

Although the fund's emphasis on higher-quality companies proved to be a negative during the fourth quarter, we continue to believe that our focus on companies with steady earnings will prove to be an advantage in the months ahead. In fact, during the past three years we have consistently avoided what we believe are unrealistic earnings expectations for some companies in a sluggish economy. We have also been of the opinion that valuation levels for the stock market as a whole are still high.

In general, we have been emphasizing more stable market areas, such as consumer staples, technology service firms and insurance companies. At the same time, we have been downplaying companies whose earnings are closely tied to economic cycles, like computer hardware and brokerage stocks. Good performers in the portfolio this year included Safeco Corporation, a financial services firm; Sysco Corporation, a food services firm; and Wellpoint Health Network, an HMO. We regard these as good examples of high-quality companies with stable, non-cyclical business models. Stocks that detracted from performance included AMR Corp., parent company of American Airlines; and technology giant Electronic Data Systems. These companies' earnings reflected the weak economy.

BETTER QUALITY FINANCIAL INFORMATION, IMPROVED VALUES, BRIGHTEN OUTLOOK

Jurika & Voyles has a distinctive investment methodology - one that emphasizes bottom-up stock selection with a macroeconomic overlay. That means we start by researching individual companies and their markets, and then work upward to an overview of market trends. Currently we remain concerned about the geopolitical environment and sluggish corporate earnings, but we believe the worst of the bear market declines are behind us. The exuberant stock valuations that marked the crest of the bull market in the late 1990s seem to have receded, and we believe that, in the aftermath of the recent corporate scandals, the quality of financial information is set to improve over the next several years. These two changes together could lay the foundation for the next bull market.

From a risk/reward standpoint, we continue to believe that the most attractive opportunities are stocks of companies with good earnings quality and solid business models. Stocks of many of these companies now appear to be attractively priced. We will continue to focus on companies with good growth prospects, competitive advantages and conservative financial profiles because we believe these are the attributes companies need in order to maintain profit margins in a difficult economic environment. These attributes may also produce solid earnings growth over a three- to five-year horizon.

                  CDC NVEST JURIKA & VOYLES RELATIVE VALUE FUND

                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 2002

PERFORMANCE IN PERSPECTIVE
The charts comparing CDC Nvest Jurika & Voyles Relative Value Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

[CHART]

                                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES

             NOVEMBER 30, 2001 (INCEPTION) THROUGH DECEMBER 31, 2002

                 NET        MAXIMUM
                ASSET        SALES    RUSSELL 1000
               VALUE(1)    CHARGE(2)    INDEX(4)
11/30/2001     $10,000       $9,425     $10,000
               $10,387       $9,790     $10,107
               $10,299       $9,707      $9,978
               $10,315       $9,722      $9,779
               $10,771      $10,152     $10,181
               $10,299       $9,707      $9,598
               $10,139       $9,556      $9,513
 6/30/2002      $9,467       $8,922      $8,811
                $8,666       $8,168      $8,159
                $8,658       $8,161      $8,202
                $7,642       $7,203      $7,321
                $7,962       $7,504      $7,929
                $8,210       $7,738      $8,393
12/31/2002      $7,738       $7,293      $7,918

                               AVERAGE ANNUAL TOTAL RETURNS -- DECEMBER 31, 2002

                                         1 YEAR(7)    5 YEARS(7)   SINCE INCEPTION(7)
CLASS A (Inception  11/30/01)

Net Asset Value(1)                        -25.58%         --            -21.12%
With Maximum Sales Charge(2)              -29.85          --            -25.31

CLASS B (Inception 11/30/01)

Net Asset Value(1)                        -26.04          --            -21.57
With CDSC(3)                              -29.74          --            -24.10

CLASS C (Inception 11/30/01)

Net Asset Value(1)                        -26.04          --            -21.57
With Maximum Sales Charge and CDSC(3)     -27.51          --            -22.27

CLASS Y (Inception 9/30/94)

Net Asset Value(1)                        -25.37       -1.30%             7.74

                                                                       SINCE               SINCE
                                                                    CLASSES A,B,C         CLASS Y
COMPARATIVE INDEX PERFORMANCE                 1 YEAR    5 YEARS      INCEPTION(8)       INCEPTION(8)
Russell 1000 Index(4)                         -21.65%    -0.58%        -19.38%             9.84%
Morningstar Large Cap Blend Avg.(5)           -22.02     -1.47         -17.86              7.94
Lipper Multi Cap Value Funds Average(6)       -17.89      1.05         -14.73              9.46

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. Class Y shares are available to certain institutional investors only. Class Y performance includes periods from the predecessor fund.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                                 PORTFOLIO FACTS

                                       % OF NET ASSETS
                                             AS OF
FUND COMPOSITION                      12/31/02    6/30/02
---------------------------------------------------------
COMMON STOCKS                           94.7       94.4
SHORT TERM INVESTMENTS
 AND OTHER                               5.3        5.6

                                       % OF NET ASSETS
                                             AS OF
TEN LARGEST HOLDINGS                  12/31/02    6/30/02
---------------------------------------------------------
FREDDIE MAC                             4.4        3.2
DEERE & CO.                             3.5        3.1
MCGRAW-HILL COS. (THE), INC.            3.5        3.2
WELLPOINT HEALTH NETWORKS, INC.         3.3        2.7
MASCO CORP.                             3.3        2.1
SUNCOR ENERGY, INC.                     3.0        3.0
GLOBALSANTAFE CORP.                     2.6        1.8
PHARMACIA CORP.                         2.6        2.0
NIKE, INC., CLASS B                     2.5         --
CENDANT CORP.                           2.5        2.5

                                       % OF NET ASSETS
                                             AS OF
FIVE LARGEST INDUSTRIES               12/31/02    6/30/02
---------------------------------------------------------
OIL & GAS                               9.1        8.8
INSURANCE                               8.9        6.7
MEDIA - BROADCASTING & PUBLISHING       5.5        4.2
PHARMACEUTICALS                         5.2        5.0
HEAVY MACHINERY                         5.1        4.4

Portfolio holdings and asset allocations will vary.

See page 24 for information on the possible risks associated with an investment in this fund.

NOTES TO CHARTS
(1) Does not include a sales charge.
(2) Includes the maximum sales charge of 5.75%.
(3) Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.
(4) Russell 1000 Index is an unmanaged index of the largest 1000 companies in the broader Russell 3000 Index of U.S. stocks.
(5) Morningstar Large Cap Blend Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc.
(6) Lipper Multi Cap Value Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper, Inc.
(7) Fund performance has been increased by expense waivers, without which performance would have been lower.
(8) The since-inception performance comparisons shown for each Class of fund shares are calculated as follows: Class A, B and C from 11/30/01; Class Y from 9/30/94.

                         CDC NVEST LARGE CAP VALUE FUND

                                                               PORTFOLIO PROFILE

OBJECTIVE:
Seeks capital growth and dividend income

STRATEGY:
Invests primarily in under-valued common stocks of large-cap companies

INCEPTION DATE:
November 28, 1995

MANAGER:
Margaret M. Buescher
Mark J. Roach
VAUGHAN, NELSON,
  SCARBOROUGH &
  McCULLOUGH, L.P.
  (VNSM)

SYMBOLS:
Class A            NEEIX
Class B            NEBIX
Class C            NECEX

NET ASSET VALUE
PER SHARE:
(DECEMBER 31, 2002)

Class A         $ 13.80
Class B           13.60
Class C           13.60

                                                           MANAGEMENT DISCUSSION

A long bear market, geopolitical unrest and an uncertain economic outlook kept investors on edge in 2002. All the major stock market indexes finished the year with negative returns. After trailing in the first half of the year, large-cap stocks held up better than small-company stocks during the second half.

Although it benefited from the fourth-quarter rally, CDC Nvest Large Cap Value Fund's emphasis on the largest companies - which were hit hardest in this summer's downturn - caused it to lag its benchmark. For the 12 months ended December 31, 2002, the fund's return was -22.51% on Class A shares, including $0.0022 per share in reinvested distributions. For the same period, the fund's benchmark, the Russell 1000 Value Index, returned -15.52%, and the average return on Morningstar's Large Value Funds category was -18.92%.

SKITTISH INVESTORS SOLD FIRST, ASKED QUESTIONS LATER

Declining markets present opportunities for value-oriented investors, whose goal is to buy low, sell high. Unfortunately, there are no guarantees the stock price will recover soon, or ever. In this year's sluggish economy, sellers outnumbered buyers, sometimes by a wide margin. For example, at one point shares of Intel seemed to be priced as if semiconductor sales might continue in a slump indefinitely. We believe the world's leading chip manufacturer--Intel--should benefit once an economic recovery fuels the market, so we bought the stock on weakness and were rewarded when prices rose in October and November.

However, we purchased Tenet Healthcare when its stock plunged following criticism of its billing practices; it has yet to return to favor. We also bought hospital management firm HCA, which was caught in Tenet's downdraft and weakness in the healthcare sector. HCA's share price is now moving back in the right direction. On the other hand, we sold Electronic Data Systems at a loss when falling revenues in its profitable consulting division brought the company's outlook into question.

RESULTS FROM FINANCIAL SERVICES, TECHNOLOGY WERE MIXED

U.S. Bancorp is one of our success stories; it overcame problems related to some of its acquisitions and is growing its core business successfully. We also initiated a position in Capital One Financial last year. Analysts have expressed concern about Capital One's ability to maintain its growth while defaults are on the rise, but the company has a strong balance sheet and its long-term outlook appears to be improving. Nonetheless, demand for the stock has been anemic. Brokerage companies suffered deep declines after allegations of conflicts of interest on the part of analysts and investment bankers. Portfolio holdings JP Morgan and Citigroup regained momentum as settlements began to take shape, although both ended down for the year.

Early in the year we took advantage of low valuations to increase the fund's holdings in some leading technology companies, including Cisco Systems, IBM and Microsoft. We believe these companies are positioned to benefit from any pickup in corporate technology spending, and their strong balance sheets should help them weather further downturns.

THE ECONOMY MAY SURPRISE FORECASTERS

Few observers are predicting strong economic growth, but we think positive surprises are more likely than renewed disappointment in 2003. If investor confidence returns, we believe attractively valued stocks of large companies may provide solid returns in the next few years. Historically, a scenario of slow economic expansion has favored value stocks over growth. In general, this year we are focusing on companies expected to grow earnings at 15% a year, but whose stock prices do not appear to reflect that potential. Similarly, we look for stocks priced severely below our estimate of their potential.

                         CDC NVEST LARGE CAP VALUE FUND

                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 2002

PERFORMANCE IN PERSPECTIVE
The charts comparing CDC Nvest Large Cap Value Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

[CHART]

                                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES

             NOVEMBER 28, 1995 (INCEPTION) THROUGH DECEMBER 31, 2002

                 NET        MAXIMUM
                ASSET        SALES      RUSSELL 1000
               VALUE(1)    CHARGE(2)   VALUE INDEX(4)
11/28/1995     $10,000       $9,425       $10,000
               $10,032       $9,455       $10,000
12/31/1995     $10,321       $9,727       $10,251
               $10,553       $9,947       $10,571
               $10,698      $10,083       $10,651
               $10,875      $10,249       $10,832
               $11,123      $10,484       $10,873
               $11,460      $10,801       $11,009
               $11,356      $10,703       $11,018
               $11,067      $10,431       $10,602
               $11,284      $10,635       $10,905
               $11,701      $11,028       $11,339
               $12,343      $11,633       $11,777
               $13,106      $12,352       $12,631
12/31/1996     $13,067      $12,316       $12,470
               $13,464      $12,690       $13,074
               $13,714      $12,926       $13,266
               $13,093      $12,340       $12,790
               $13,542      $12,763       $13,327
               $14,206      $13,389       $14,071
               $14,628      $13,787       $14,675
               $15,603      $14,706       $15,779
               $15,154      $14,283       $15,217
               $15,708      $14,805       $16,137
               $14,948      $14,089       $15,686
               $15,582      $14,686       $16,379
12/31/1997     $16,026      $15,104       $16,857
               $15,825      $14,915       $16,619
               $17,083      $16,100       $17,738
               $17,847      $16,821       $18,822
               $17,810      $16,786       $18,948
               $17,198      $16,209       $18,667
               $17,001      $16,023       $18,907
               $16,267      $15,332       $18,573
               $13,964      $13,161       $15,809
               $14,768      $13,919       $16,716
               $15,887      $14,973       $18,011
               $16,386      $15,444       $18,850
12/31/1998     $16,453      $15,507       $19,492
               $15,818      $14,909       $19,648
               $15,491      $14,601       $19,370
               $15,400      $14,514       $19,771
               $16,796      $15,830       $21,618
               $16,730      $15,768       $21,380
               $17,364      $16,365       $22,001
               $16,960      $15,985       $21,357
               $16,321      $15,383       $20,564
               $15,602      $14,705       $19,846
               $16,401      $15,458       $20,988
               $16,138      $15,210       $20,824
12/31/1999     $16,133      $15,206       $20,924
               $15,532      $14,638       $20,242
               $14,328      $13,504       $18,738
               $15,778      $14,870       $21,024
               $15,825      $14,915       $20,779
               $16,041      $15,119       $20,998
               $15,736      $14,831       $20,039
               $16,048      $15,125       $20,290
               $17,091      $16,108       $21,419
               $17,056      $16,075       $21,615
               $17,615      $16,602       $22,146
               $16,885      $15,914       $21,324
12/31/2000     $17,587      $16,576       $22,392
               $17,692      $16,674       $22,478
               $17,083      $16,101       $21,853
               $16,788      $15,823       $21,081
               $17,473      $16,468       $22,115
               $17,948      $16,916       $22,611
               $17,544      $16,535       $22,110
               $17,258      $16,266       $22,063
               $16,916      $15,943       $21,179
               $15,964      $15,046       $19,689
               $15,992      $15,073       $19,519
               $16,735      $15,773       $20,654
12/31/2001     $16,968      $15,993       $21,140
               $16,702      $15,741       $20,977
               $16,673      $15,714       $21,011
               $17,368      $16,370       $22,005
               $16,683      $15,723       $21,250
               $16,644      $15,687       $21,357
               $15,341      $14,459       $20,131
               $14,131      $13,318       $18,259
               $14,036      $13,229       $18,397
               $12,149      $11,451       $16,352
               $13,245      $12,483       $17,563
               $13,931      $13,130       $18,670
12/31/2002     $13,149      $12,393       $17,859

                               AVERAGE ANNUAL TOTAL RETURNS -- DECEMBER 31, 2002

                                         1 YEAR(7)    5 YEARS(7)   SINCE INCEPTION(7)
CLASS A (Inception  11/28/95)

Net Asset Value(1)                        -22.51%       -3.88%         3.94%
With Maximum Sales Charge(2)              -26.97        -5.01          3.08

CLASS B (Inception 9/15/97)

Net Asset Value(1)                        -23.02        -4.57         -3.66
With CDSC(3)                              -26.87        -4.94         -3.83

CLASS C (Inception 9/15/97)

Net Asset Value(1)                        -23.07        -4.57         -3.66
With Maximum Sales Charge and CDSC(3)     -24.60        -4.76         -3.84

                                                                       SINCE             SINCE
                                                                      CLASS A         CLASS B AND C
COMPARATIVE PERFORMANCE                      1 YEAR    5 YEARS      INCEPTION(8)       INCEPTION(8)
Russell 1000 Value Index(4)                  -15.52%     1.16%         8.53%              1.97%
Morningstar Large Value Fund Average(5)      -18.92     -0.54          6.07              -0.35
Lipper Large Cap Value Funds Average(6)      -19.95     -1.03          5.82              -0.98

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                                 PORTFOLIO FACTS

                                       % OF NET ASSETS
                                             AS OF
FUND COMPOSITION                      12/31/02    6/30/02
---------------------------------------------------------
COMMON STOCKS                           98.1       95.9
SHORT TERM INVESTMENTS
 AND OTHER                               1.9        4.1

                                       % OF NET ASSETS
                                             AS OF
TEN LARGEST HOLDINGS                  12/31/02    6/30/02
---------------------------------------------------------
EXXON MOBIL CORP.                       5.8        5.5
CITIGROUP, INC.                         3.0        3.8
PEPSICO, INC.                           2.9        4.0
PHARMACIA CORP.                         2.6        2.0
RADIAN GROUP, INC.                      2.6        2.5
FANNIE MAE                              2.5        4.7
AVERY DENNISON CORP.                    2.4        2.1
MELLON FINANCIAL CORP.                  2.4        2.8
AMERICAN INTERNATIONAL GROUP, INC.      2.4        4.5
EMERSON ELECTRIC CO.                    2.3        2.0

                                       % OF NET ASSETS
                                             AS OF
FIVE LARGEST INDUSTRIES               12/31/02    6/30/02
---------------------------------------------------------
FINANCIAL SERVICES                      12.7       16.9
INSURANCE                               10.8       10.6
BANKING                                 10.7        6.6
OIL & GAS                                9.2       11.5
BEVERAGES, FOOD & TOBACCO                8.3        8.1

Portfolio holdings and asset allocations will vary.

See page 24 for information on the possible risks associated with an investment in this fund.

NOTES TO CHARTS
(1) Does not include a sales charge.
(2) Includes the maximum sales charge of 5.75%.
(3) Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.
(4) Russell 1000 Value Index is an unmanaged index of the largest 1000 U.S. companies within the Russell 3000.
(5) Morningstar Large Value Fund Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc.
(6) Lipper Large Cap Value Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper, Inc.
(7) Fund performance has been increased by expense waivers, without which performance would have been lower.
(8) The since-inception performance comparisons shown for each Class of fund shares are calculated as follows: Class A from 11/30/95; Class B and C from 9/30/97.

                              CDC NVEST SELECT FUND

                                                               PORTFOLIO PROFILE

OBJECTIVE:
Seeks long-term capital appreciation

STRATEGY:
Focuses on 15 to 20 stocks of mid- to large- cap U.S. companies

INCEPTION DATE:
March 15, 2001

MANAGERS:
William C. Nygren
Floyd J. Bellman
HARRIS ASSOCIATES L.P.

SYMBOLS:
Class A            NRSAX
Class B            NRSBX
Class C            NRSCX

NET ASSET VALUE
PER SHARE:
(DECEMBER 31, 2002)

Class A          $ 9.24
Class B            9.12
Class C            9.12

                                                           MANAGEMENT DISCUSSION

After gaining ground on positive economic news early in 2002, the equity markets dropped sharply this summer, and a rally in the fourth quarter was not strong enough to compensate for the summer's downturn. The failure of the economy to establish positive momentum, an uncertain outlook for corporate profits, and global tensions all fed investor concerns.

CDC Nvest Select Fund's total return for the 12 months ended December 31, 2002 was -15.69% based on the net asset value of Class A shares. Although still in negative territory for the full year, the fund held a comfortable margin over its benchmark, the Standard & Poor's 500 Stock Index, which returned -22.10% for the year. The fund's results were also better than the -18.92% average return on Morningstar's Large Value Funds category.

FINANCIAL, ENERGY AND MANUFACTURING HOLDINGS WERE STRONG

Washington Mutual, the largest thrift in the United States, has made effective use of cash flow in a series of successful acquisitions and is extending into the New York area. The company is also somewhat sheltered from any increase in interest rates because its mortgage-servicing business adds consistency to earnings. Although it has been a positive for the fund, shares continue to trade below our estimate of its potential value. Energy explorer and developer Burlington Resources also performed well as demand for natural gas is outstripping new supplies. However, we believe this stock is also undervalued relative to comparable companies in this consolidating industry. Tool company Black & Decker benefited from improving finances, a vigorous housing market, innovative product design, and strong sales.

COMPANY-SPECIFIC PROBLEMS, WEAKNESS IN TELECOM, HURT RESULTS

Shares of Electronic Data Systems (EDS) fell sharply. Management unexpectedly slashed earnings estimates when clients cancelled or deferred high-margin consulting projects. We are reevaluating our position in EDS. Texas Utilities' European energy trading unit was hurt when a competitor filed for bankruptcy. This clouded the company's financial outlook, and we sold the stock. However, we continue to hold cardiovascular products specialist Guidant despite weak performance; coated stents - devices that open diseased arteries and deliver medication - remain a promising initiative. H&R Block suffered when reports circulated that it vastly overstated its liability in a class-action lawsuit. We took advantage of price weakness to purchase additional shares; prices had partially recovered by the end of December.

We eliminated AT&T because of deteriorating conditions in the telecommunications business and falling long distance prices. However, we continue to hold Sprint because of more favorable local phone pricing and the company's strength in network services. Despite sector weakness, we are optimistic about Novell's efforts to shift its business focus on finding solutions for client needs. Novell's Secure Identity Management system ties together a client's new and old information systems, giving users simple, secure access to authorized information from anywhere. Systems solutions of this kind are growing in popularity among hospitals and other large organizations.

MANAGER SEES STRONG PROSPECTS FOR VALUE INVESTORS

We believe the extended decline in stock prices has expanded opportunities to invest in quality stocks at greatly reduced prices. Even some traditional growth companies can now be considered for value-oriented portfolios. Moreover, the dividends on some of our holdings are competitive with bond yields, even without giving weight to possible appreciation. We expect economic growth to resume before long. Sustained growth would have a positive impact on corporate earnings and, historically, earnings have determined the long-term performance of stocks.

                            CDC NVEST SELECT FUND

                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 2002

PERFORMANCE IN PERSPECTIVE
The charts comparing CDC Nvest Select Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

[CHART]

                                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES

              MARCH 15, 2001 (INCEPTION) THROUGH DECEMBER 31, 2002

                 NET        MAXIMUM     S&P 500
                ASSET        SALES       STOCK
               VALUE(1)    CHARGE(2)   INDEX(4)
 3/15/2001     $10,000       $9,425     $10,000
               $10,090       $9,510     $10,000
               $10,420       $9,821     $10,777
               $10,690      $10,075     $10,849
 6/30/2001     $10,990      $10,358     $10,585
               $11,310      $10,660     $10,481
               $10,870      $10,245      $9,825
               $10,240       $9,651      $9,032
               $10,000       $9,425      $9,204
               $10,680      $10,066      $9,910
12/31/2001     $10,960      $10,330      $9,997
               $10,890      $10,264      $9,851
               $10,600       $9,990      $9,661
               $10,910      $10,283     $10,024
               $10,860      $10,235      $9,416
               $10,930      $10,301      $9,347
 6/30/2002     $10,080       $9,500      $8,681
                $9,620       $9,067      $8,005
                $9,960       $9,387      $8,057
                $8,570       $8,077      $7,181
                $8,970       $8,454      $7,813
                $9,470       $8,925      $8,273
12/31/2002      $9,240       $8,709      $7,745

                                 AVERAGE ANNUAL TOTAL RETURNS--DECEMBER 31, 2002

                                        1 YEAR(7)   SINCE INCEPTION(7)
CLASS A (Inception  3/15/01)

Net Asset Value(1)                       -15.69%         -4.30%
With Maximum Sales Charge(2)             -20.55          -7.40

CLASS B (Inception 3/15/01)

Net Asset Value(1)                       -16.33          -5.00
With CDSC(3)                             -20.51          -7.13

CLASS C (Inception 3/15/01)

Net Asset Value(1)                       -16.33          -5.00
With Maximum Sales Charge and CDSC(3)    -17.99          -5.52

                                                        SINCE
                                                     CLASS A, B, C
COMPARATIVE PERFORMANCE                    1 YEAR     INCEPTION(8)
S&P 500 Stock Index(4)                     -22.10%      -13.56%
Morningstar Large Cap Value Avg.(5)        -18.92       -10.55
Lipper Multi Cap Value Funds Avg.(6)       -17.89        -9.07

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                                 PORTFOLIO FACTS

                                       % OF NET ASSETS
                                             AS OF
FUND COMPOSITION                      12/31/02    6/30/02
---------------------------------------------------------
COMMON STOCKS                           93.0       90.1
SHORT TERM INVESTMENTS
 AND OTHER                               7.0        9.9

                                       % OF NET ASSETS
                                             AS OF
TEN LARGEST HOLDINGS                  12/31/02    6/30/02
---------------------------------------------------------
WASHINGTON MUTUAL, INC.                 16.6       16.7
H&R BLOCK, INC.                          7.4        5.0
BURLINGTON RESOURCES, INC.               5.2        4.5
FIRST DATA CORP.                         5.1        4.5
KNIGHT-RIDDER, INC.                      4.9        4.7
OMNICARE, INC.                           4.7        3.9
CHIRON CORP.                             4.6        3.5
LIBERTY MEDIA CORP.                      4.6        2.7
KROGER CO. (THE)                         4.4        4.8
J.C. PENNEY CO., INC.                    4.4        3.2

                                       % OF NET ASSETS
                                             AS OF
FIVE LARGEST INDUSTRIES               12/31/02    6/30/02
---------------------------------------------------------
BANKING                                 16.6       16.7
MEDIA - BROADCASTING
  & PUBLISHING                          13.5        7.4
COMMERCIAL SERVICES                     11.7        8.7
SOFTWARE                                 7.8        6.9
OIL & GAS                                5.2        4.5

Portfolio holdings and asset allocations will vary.

See page 24 for information on the possible risks associated with an investment in this fund.

NOTES TO CHARTS
(1) Does not include a sales charge.
(2) Includes the maximum sales charge of 5.75%.
(3) Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.
(4) S&P 500 Stock Index is an unmanaged index of U.S. common stock performance
(5) Morningstar Large Value Fund Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc.
(6) Lipper Multi Cap Value Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc.
(7) Fund performance has been increased by expense waivers, without which performance would have been lower.
(8) The since-inception performance comparisons shown are calculated from 3/31/01.

                 CDC NVEST JURIKA & VOYLES SMALL CAP GROWTH FUND

                                                               PORTFOLIO PROFILE

OBJECTIVE:
Seeks long-term growth of capital

STRATEGY:
Invests primarily in a diversified portfolio of small-cap stocks

INCEPTION DATE:
September 30, 1994

MANAGER:
John Hickman*
JURIKA & VOYLES, L.P.

SYMBOLS:
Class A            NFBSX
Class B            NFBBX
Class C            NFBCX
Class Y            NFBYX

NET ASSET VALUE
PER SHARE:
(DECEMBER 31, 2002)

Class A          $ 7.10
Class B            7.04
Class C            7.04
Class Y            7.13*

* EFFECTIVE FEBRUARY 1, 2003 THE FUND WILL BE MANAGED BY A TEAM AT JURIKA & VOYLES.

                                                           MANAGEMENT DISCUSSION

All the major equity indexes ended 2002 in negative territory, despite a rally in the fourth quarter. Although they are usually among the most volatile, small-cap growth stocks were not first out of the starting gate in the rally, as investors paid more attention to big-name technology stocks than small, growth-oriented companies.

For the 12 months ended December 31, 2002, the total return on Class A shares of CDC Nvest Jurika & Voyles Small Cap Growth Fund was -45.55%. For the same period, the return on the fund's benchmark, the Russell 2000 Index, was -20.48%, while the average return on the funds in the Morningstar Small Growth Index was -29.72%.

CLIMATE OF UNCERTAINTY WAS NEGATIVE FOR GROWTH STOCKS

The sluggish recovery was a major concern for investors throughout 2002. Valuations of growth stocks fell more than other market areas. While retail sales remained surprisingly strong, consumer confidence declined, and corporate governance scandals shook investor confidence. The possibility of war with Iraq only added to uncertainty.

IMPATIENT WITH PROMISE, INVESTORS WANT PRESENT-DAY PROFITS

This fund tends to feature young companies with great promise for future growth, but few investors were of a mind to speculate in 2002. Duraswitch Industries was the fund's largest holding at mid-year; the company markets and licenses new technology for electronic switches worldwide, but it has taken longer to get products to market than had been anticipated. Digital Insight Corp, which provides internet banking services, was the second largest holding at the end of June. Even though it got off to a strong start, exceeding earnings expectations, the challenging economy dimmed its outlook. Both stocks fell significantly during the year, but we continue to hold them.

Other disappointments included US Unwired, a promising telecommunications company; its higher-than-expected expenses cut into profits. Concurrent Computer Corporation shifted its focus to its video-on-demand software, but a slow rollout caused the stock to underperform. And shares of medical technology company Thoratec declined even after it had received regulatory approval for its heart pump, designed to help patients with end-stage congestive heart failure.

MANAGER BALANCED AGGRESSIVE AND DEFENSIVE STOCKS

Although 2002 was hard on aggressive small-cap and high-tech stocks in general, there were bright spots. For example, the fund owns Nextel Communications, which beat earnings expectations by increasing market share. ebookers, a European online travel ticketing service, also helped performance. And some established companies appear to be entering a new period of profitability. Archive storage company Iron Mountain is moving into digital storage; the company's revenues are now covering fixed costs, so future profit growth will go immediately to the bottom line.

However, as a defensive measure, we built a strong position in healthcare stocks early in the year, because this sector tends to be relatively immune to economic slowdowns. For example, we purchased Stericycle, a leader in the medical waste field with very little competition. We also favored consumer stocks, emphasizing those in the restaurant and home entertainment area. Our reasoning was that the slow economy would incline people to seek low-cost recreational activities closer to home.

MANAGER FORECASTS IMPROVED CORPORATE SPENDING

We expect corporate spending to improve in 2003, along with prospects for the technology sector. In particular, those dot-com firms that have survived the long economic downturn should benefit. Although we remain cautious, we believe the fear factor that has held the equity market in check should dissipate as the economy recovers. If so, valuations of small-cap growth stocks should begin to reflect their potential.

                CDC NVEST JURIKA & VOYLES SMALL CAP GROWTH FUND

                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 2002

PERFORMANCE IN PERSPECTIVE
The charts comparing CDC Nvest Jurika & Voyles Small Cap Growth Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

[CHART]

                                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES

             NOVEMBER 30, 2001 (INCEPTION) THROUGH DECEMBER 31, 2002

                 NET        MAXIMUM
                ASSET        SALES    RUSSELL 2000
               VALUE(1)    CHARGE(2)    INDEX(4)
11/30/2001     $10,000       $9,425     $10,000
               $10,382       $9,785     $10,617
                $9,952       $9,380     $10,507
                $8,742       $8,239     $10,219
                $9,530       $8,982     $11,040
                $8,814       $8,307     $11,141
                $8,392       $7,909     $10,646
 6/30/2002      $7,611       $7,174     $10,118
                $5,884       $5,545      $8,590
                $5,653       $5,328      $8,568
                $5,104       $4,810      $7,953
                $5,549       $5,230      $8,208
                $6,218       $5,861      $8,940
12/31/2002      $5,653       $5,328      $8,442

                               AVERAGE ANNUAL TOTAL RETURNS -- DECEMBER 31, 2002

                                             1 YEAR(7)     5 YEARS(7)     SINCE INCEPTION(7)
CLASS A (Inception 11/30/01)

Net Asset Value(1)                             -45.55%          --             -40.89%
With Maximum Sales Charge(2)                   -48.70           --             -44.04

CLASS B (Inception 11/30/01)

Net Asset Value(1)                             -45.97           --             -41.35
With CDSC(3)                                   -48.67           --             -43.52

CLASS C (Inception 11/30/01)

Net Asset Value(1)                             -46.01           --             -41.35
With Maximum Sales Charge and CDSC(3)          -47.08           --             -41.90

CLASS Y (Inception 9/30/94)

Net Asset Value(1)                             -45.36       -11.96%              4.19

                                                                              SINCE            SINCE
                                                                          CLASS A, B, C       CLASS Y
COMPARATIVE PERFORMANCE                       1 YEAR        5 YEARS        INCEPTION(8)     INCEPTION(8)
Russell 2000 Index(4)                         -20.48%        -1.36%          -14.47%           6.48%
Morningstar Small Growth Fund Avg.(5)         -29.72         -2.31           -21.44            6.17
Lipper Small Cap Growth Funds Avg.(6)         -28.42         -1.10           -23.71            5.12

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown.

Class Y shares are only available to certain institutional investors. Class Y performance includes periods from the predecessor fund.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                                 PORTFOLIO FACTS

                                       % OF NET ASSETS
                                             AS OF
FUND COMPOSITION                    12/31/02      6/30/02
----------------------------------------------------------
COMMON STOCKS                        101.2         99.1
SHORT TERM INVESTMENTS
  AND OTHER                           (1.2)         0.9

                                       % OF NET ASSETS
                                             AS OF
TEN LARGEST HOLDINGS                12/31/02      6/30/02
----------------------------------------------------------
LOOKSMART, LTD.                        3.3          0.8
SUREBEAM CORP., CLASS A                3.2          1.6
AMERICAN HEALTHWAYS, INC.              2.3          1.2
CONCEPTUS, INC.                        2.2          1.2
INTRADO, INC.                          2.2          2.2
HOLLYWOOD ENTERTAINMENT CORP.          2.1          1.9
GIVEN IMAGING, LTD.                    2.1          1.3
ALLOY, INC.                            2.0          0.9
IRON MOUNTAIN, INC.                    1.9           --
RAINDANCE COMMUNICATIONS, INC.         1.9          2.1

                                       % OF NET ASSETS
                                             AS OF
FIVE LARGEST INDUSTRIES             12/31/02      6/30/02
----------------------------------------------------------
INTERNET                              21.4         15.7
MEDICAL SUPPLIES                      10.4          8.4
COMMERCIAL SERVICES                    9.4          4.9
OIL & GAS                              8.1          9.9
SOFTWARE                               5.7          4.6

Portfolio holdings and asset allocations will vary.

See page 24 for information on the possible risks associated with an investment in this fund.

NOTES TO CHARTS
 (1) Does not include a sales charge.
 (2) Includes the maximum sales charge of 5.75%.
 (3) Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.
 (4) Russell 2000 Index is an unmanaged list of the 2000 smallest companies in the broader Russell 3000 Index.
 (5) Morningstar Small Growth Fund Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc.
 (6) Lipper Small Cap Growth Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc.
 (7) Fund performance has been increased by expense waivers, without which performance would have been lower.
 (8) The since-inception performance comparisons for each class of fund shares are calculated as follows: Class A, B and C from 11/30/01; Class Y from 9/30/94.

                       CDC NVEST INTERNATIONAL EQUITY FUND

                                                               PORTFOLIO PROFILE

OBJECTIVE:
Seeks total return from long-term capital growth and dividend income

STRATEGY:
Invests primarily in equity securities of companies organized or headquartered outside of the United States

INCEPTION DATE:
May 21, 1992

MANAGERS:
Alexander Muromcew
John Tribolet
Eswar Menon
LOOMIS, SAYLES &
 COMPANY, L.P.

SYMBOLS:
Class A       NEFIX
Class B       NEIBX
Class C       NECIX
Class Y       NEIYX

NET ASSET VALUE
PER SHARE:
(DECEMBER 31, 2002)

Class A         $ 10.04
Class B            9.51
Class C            9.49
Class Y           10.43

                                                           MANAGEMENT DISCUSSION

Although most major stock markets ended 2002 in negative territory, there was a clear change in sentiment in the fourth quarter that caused money to flow into some sectors that have been in the doldrums for more than two years.

CDC Nvest International Equity Fund didn't do as well as its benchmark or its competitor group primarily because of its emphasis on growth stocks. Although growth stocks seemed to rebound in the fourth quarter, value stocks held up better during the first three quarters. Consequently, for the 12 months ended December 31, 2002, the total return on fund shares was -21.07%, based on the net asset value of Class A shares. The fund's benchmark, the MSCI EAFE Index, ended the year with a return of -15.66%, while the average return on the funds in Morningstar's Foreign Stock Funds category was -16.35%.

SOME PREVIOUSLY DOWN-TRODDEN SECTORS RALLIED

The fund benefited from its emphasis on telecommunications companies during the year. These included KPN, Telekom Austria and Vodafone. However, shares of Nokia declined when the company lowered its sales forecast. Although the fund had a relatively small position in the financial sector, the stocks we selected did well. These included U.K.-based Barclays, Anglo Irish Bank and Royal Bank of Scotland; European financial-service companies Credit Suisse, ING and UniCredito Italiano; and Royal Bank of Canada, which we sold at a profit before the end of the year. Good selection among energy companies also helped the fund, including two Canadian firms, Precision Drilling and EnCana, as well as Italian oil and gas producer ENI, and Russia's leading integrated oil company, Lukoil.

HEALTHCARE, CONSUMER STAPLES, INFORMATION TECHNOLOGY ENDED 2002 DOWN

Some healthcare holdings, notably brand-name pharmaceutical companies Novartis and Glaxo Smithkline, hurt performance, eclipsed by generic drug makers, which did well. Our consumer staples selections were disappointing, and we missed opportunities in the food and drug retailing industry. Our emphasis on information technology was also a negative this year. Disappointments included Japanese-based electronic game maker Sega, which experienced poor U.S. sales, and French-based Cap Gemini Ernst & Young, which was hurt by concerns over slowing revenue growth. We sold both positions at a loss before the end of the year. Autoliv - a Swedish-based world leader in automotive safety devices - got off to a good start, but its stock price declined as concerns about worldwide auto sales mounted. However, we look for renewed growth for this company in 2003. Japan was one of the better performing countries for the year, but the fund was underweight in this country relative to the benchmark.

MANAGER BELIEVES EARNINGS WILL DRIVE STOCK PRICES IN 2003

We believe the fourth-quarter price rally reflected investors' fears of missing the boat rather than any concrete evidence of solid growth. Many investors are quick to rotate out of one market area into another that seems hot without taking the time to research the fundamentals. We expect fundamentals to be very important in 2003. Many companies have reduced their expenses and are poised for growth when the economy turns around. This improved operating efficiency should spur the markets to positive returns, especially when coupled with an accommodating U.S. Federal Reserve Bank and a U.S. administration determined to implement pro-growth policies.

In our opinion, the market has overreacted on the downside, in search of safety, and most of the excesses of the past have now been wrung out of the system. In the short term, we continue to expect volatility as investors react to troubling news. However, as the market moves beyond the current geopolitical turmoil, we believe investors will again reward companies that produce solid earnings growth in economic centers around the world.

                       CDC NVEST INTERNATIONAL EQUITY FUND

                                     INVESTMENT RESULTS THROUGH DECEMBER 31,2002

PERFORMANCE IN PERSPECTIVE
The charts comparing CDC Nvest International Equity Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

[CHART]

                                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES

                   DECEMBER 31, 1992 THROUGH DECEMBER 31, 2002

                 NET        MAXIMUM
                ASSET        SALES
               VALUE(1)    CHARGE(2)    MSCI EAFE(4)
12/31/1992     $10,000       $9,425        $10,000
                $9,915       $9,345        $10,002
               $10,085       $9,505        $10,307
               $11,059      $10,423        $11,208
               $11,873      $11,190        $12,275
               $12,068      $11,374        $12,537
               $11,788      $11,110        $12,345
               $12,288      $11,582        $12,780
               $12,899      $12,157        $13,472
               $12,644      $11,917        $13,172
               $12,932      $12,189        $13,581
               $12,153      $11,454        $12,397
12/31/1993     $12,939      $12,195        $13,294
               $13,880      $13,082        $14,421
               $13,680      $12,893        $14,384
               $13,331      $12,564        $13,768
               $13,836      $13,041        $14,355
               $13,810      $13,016        $14,276
               $14,045      $13,238        $14,481
               $14,159      $13,344        $14,623
               $14,542      $13,706        $14,973
               $14,071      $13,262        $14,504
               $14,559      $13,722        $14,991
               $13,862      $13,065        $14,273
12/31/1994     $13,981      $13,177        $14,366
               $13,314      $12,548        $13,818
               $13,395      $12,625        $13,782
               $13,855      $13,058        $14,645
               $14,216      $13,398        $15,200
               $14,171      $13,356        $15,022
               $14,053      $13,245        $14,763
               $14,838      $13,985        $15,686
               $14,324      $13,500        $15,092
               $14,477      $13,645        $15,390
               $13,963      $13,160        $14,980
               $14,315      $13,492        $15,401
12/31/1995     $14,789      $13,939        $16,026
               $14,689      $13,844        $16,095
               $14,753      $13,904        $16,154
               $15,110      $14,241        $16,501
               $15,670      $14,769        $16,985
               $15,569      $14,674        $16,676
               $15,688      $14,786        $16,774
               $15,147      $14,276        $16,288
               $15,184      $14,311        $16,328
               $15,388      $14,503        $16,766
               $15,117      $14,248        $16,598
               $15,482      $14,591        $17,263
12/31/1996     $15,273      $14,395        $17,045
               $14,346      $13,521        $16,452
               $14,542      $13,706        $16,726
               $14,524      $13,689        $16,790
               $14,327      $13,503        $16,883
               $15,067      $14,200        $17,986
               $15,703      $14,801        $18,982
               $16,218      $15,286        $19,293
               $14,795      $13,944        $17,856
               $15,804      $14,896        $18,861
               $14,368      $13,542        $17,415
               $14,057      $13,249        $17,241
12/31/1997     $14,117      $13,306        $17,396
               $14,650      $13,807        $18,195
               $15,483      $14,593        $19,367
               $16,266      $15,331        $19,968
               $16,276      $15,340        $20,130
               $15,905      $14,990        $20,037
               $15,322      $14,441        $20,194
               $15,493      $14,602        $20,403
               $13,414      $12,643        $17,880
               $13,092      $12,339        $17,336
               $13,900      $13,100        $19,148
               $14,667      $13,824        $20,134
12/31/1998     $15,062      $14,196        $20,933
               $15,041      $14,176        $20,876
               $14,365      $13,539        $20,383
               $14,629      $13,788        $21,239
               $15,263      $14,385        $22,104
               $14,766      $13,917        $20,971
               $15,400      $14,515        $21,793
               $16,087      $15,162        $22,446
               $16,298      $15,361        $22,533
               $16,939      $15,965        $22,765
               $18,334      $17,280        $23,623
               $22,585      $21,286        $24,448
12/31/1999     $28,254      $26,629        $26,647
               $26,863      $25,319        $24,959
               $31,760      $29,934        $25,635
               $29,201      $27,522        $26,634
               $25,629      $24,155        $25,237
               $23,704      $22,341        $24,626
               $24,649      $23,232        $25,595
               $23,125      $21,795        $24,527
               $23,826      $22,456        $24,745
               $22,673      $21,369        $23,545
               $20,738      $19,546        $22,993
               $19,399      $18,283        $22,136
12/31/2000     $20,187      $19,026        $22,928
               $20,150      $18,991        $22,917
               $18,255      $17,206        $21,201
               $16,689      $15,729        $19,797
               $17,612      $16,599        $21,185
               $17,357      $16,359        $20,455
               $17,053      $16,072        $19,626
               $16,555      $15,603        $19,270
               $16,081      $15,157        $18,786
               $14,758      $13,909        $16,887
               $15,098      $14,230        $17,319
               $15,268      $14,390        $17,959
12/31/2001     $15,450      $14,562        $18,066
               $14,648      $13,806        $17,107
               $14,770      $13,920        $17,228
               $15,341      $14,459        $18,252
               $15,122      $14,253        $18,300
               $15,280      $14,401        $18,549
               $14,600      $13,760        $17,817
               $13,191      $12,432        $16,060
               $13,069      $12,318        $16,027
               $11,733      $11,059        $14,310
               $12,158      $11,459        $15,080
               $12,766      $12,032        $15,766
12/31/2002     $12,195      $11,494        $15,237

                               AVERAGE ANNUAL TOTAL RETURNS -- DECEMBER 31, 2002

                                              1 YEAR       5 YEARS(7)     10 YEARS(7)     SINCE INCEPTION(7)
CLASS A (Inception 5/21/92)

Net Asset Value(1)                            -21.07%        -2.89%          2.00%                --
With Maximum Sales Charge(2)                  -25.63         -4.03           1.40                 --

CLASS B (Inception 9/13/93)

Net Asset Value(1)                            -21.66         -3.65             --              -1.30%
With CDSC(3)                                  -25.58         -3.97             --              -1.30

CLASS C (Inception 12/30/94)

Net Asset Value(1)                            -22.09         -3.74             --              -2.44
With Maximum Sales Charge and CDSC(3)         -23.62         -3.93             --              -2.57

CLASS Y (Inception 9/9/93)

Net Asset Value(1)                            -20.44         -2.29             --               0.10

                                                                                           SINCE          SINCE          SINCE
                                                                                          CLASS B        CLASS C        CLASS Y
COMPARATIVE PERFORMANCE                       1 YEAR        5 YEARS        10 YEARS      INCEPT.(8)     INCEPT.(8)     INCEPT.(8)
MSCI EAFE(4)                                  -15.66%        -2.61%          4.30%         1.59%           0.74%          1.59%
Morningstar Foreign Stock Fund Avg.(5)        -16.35         -2.09           4.86          2.97            2.03           2.97
Lipper International Funds Average(6)         -16.67         -2.63           4.76          2.54            1.53           2.54

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. ClassY shares are available to certain institutional investors only.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

                                                                 PORTFOLIO FACTS

                                       % OF NET ASSETS
                                             AS OF
FUND COMPOSITION                  12/31/02      6/30/02
----------------------------------------------------------
COMMON STOCKS                         95.7         97.9
SHORT TERM INVESTMENTS
  AND OTHER                            4.3          2.1

                                       % OF NET ASSETS
                                             AS OF
TEN LARGEST HOLDINGS                 12/31/02      6/30/02
----------------------------------------------------------
VODAFONE GROUP PLC                     2.6          1.6
ANGLO IRISH BANK CORP., 144A           2.2          1.9
UBS AG                                 2.1          1.8
ROYAL BANK OF SCOTLAND GROUP PLC       2.1          2.6
KONINKLIJKE (ROYAL) KPN NV             1.9           --
TELEKOM AUSTRIA AG                     1.8           --
STORA ENSO OYJ                         1.7          1.7
BRITISH SKY BROADCASTING PLC           1.7          1.2
ENI SPA                                1.7          1.6
CREDIT SUISSE GROUP                    1.6          1.0

                                       % OF NET ASSETS
                                             AS OF
FIVE LARGEST COUNTRIES               12/31/02     6/30/02
----------------------------------------------------------
UNITED KINGDOM                        21.6         22.8
JAPAN                                 12.0         14.2
SWITZERLAND                            8.5          8.5
ITALY                                  6.8          4.8
FRANCE                                 5.1          7.5

Portfolio holdings and asset allocations will vary.

See page 24 for information on the possible risks associated with an investment in this fund.

NOTES TO CHARTS
 (1) Does not include a sales charge.
 (2) Includes the maximum sales charge of 5.75%.
 (3) Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge and a 1.00% CDSC applied when you sell shares within one year of purchase.
 (4) The Morgan Stanley Capital International (MSCI) Europe Australasia Far East Index (EAFE) is an unmanaged index of common stocks traded outside the U.S.
 (5) Morningstar Foreign Stock Fund Average is the average performance without sales charges of funds with similar investment objectives as calculated by Morningstar, Inc.
 (6) Lipper International Funds Average is the average performance without sales charges of funds with similar investment objectives as calculated by Lipper Inc.
 (7) Fund performance has been increased by expense waivers for the periods indicated, without which performance would have been lower.
 (8) The since-inception performance comparisons shown for each Class of fund shares are calculated as follows: Class B from 9/30/93; Class C from 12/31/94; Class Y from 9/30/93.

                          CDC NVEST EQUITY FUNDS RISKS

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers' views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because these funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

Any mutual fund investment involves risk. The following notes describe some of the risks of the CDC Nvest Funds discussed in this report. These risks may affect the value of your investment. See the funds' prospectus for details.

THE FUNDS

CDC NVEST LARGE CAP GROWTH FUND invests primarily in common stocks of companies with large market capitalizations that the manager believes have above-average long-term growth potential.

CDC NVEST CAPITAL GROWTH FUND invests primarily in common stocks of growth-oriented companies. Its focus is primarily on large- and mid-cap companies, but it may also invest in small-cap stocks.

CDC NVEST TARGETED EQUITY FUND invests primarily in a focused portfolio of common stocks of large companies. It may also invest in foreign securities and REITs.

CDC NVEST GROWTH AND INCOME FUND may invest in growth stocks or value stocks of large- and mid-size companies. It may also invest in foreign securities.

CDC NVEST BALANCED FUND invests approximately 65% of assets in common stocks and 35% in fixed-income securities. The fund's equity securities are allocated between growth and value stocks. It may also invest in foreign securities.

CDC NVEST JURIKA & VOYLES RELATIVE VALUE FUND invests primarily in equity securities of quality companies with mid to large capitalizations. The fund may also invest in foreign securities and REITs.

CDC NVEST LARGE CAP VALUE FUND invests primarily in value stocks. It may also invest in foreign securities.

CDC NVEST SELECT FUND invests primarily in a concentrated portfolio of value stocks.

CDC NVEST JURIKA & VOYLES SMALL CAP GROWTH FUND invests primarily in growth stocks of quality companies with small market capitalizations.

CDC NVEST INTERNATIONAL EQUITY FUND invests primarily in growth-oriented companies outside the U.S., including emerging markets.

THE RISKS

SMALL-CAP STOCKS represent ownership of less well known, untried companies with little or no track record; they may have limited financial and management resources. Small-cap stocks may also be more volatile in price than the overall market and less liquid than large-cap stocks.

EMERGING GROWTH STOCKS represent ownership of small, rapidly growing companies that are typically more volatile than the overall market. These stocks expose investors to the risks of small-cap stocks.

GROWTH STOCKS tend to be more sensitive to market movements because their stock prices are based on future expectations, which may not be realized.

VALUE STOCKS may fall out of favor with investors and underperform the broader market; there is no guarantee that they will return to favor.

CONCENTRATING ON FEW STOCKS allows changes in the value of a single security (up or down) to have a greater impact on the fund's performance than it would if the fund were more broadly diversified. This means fund shares may be more volatile in price and more vulnerable to losses.

FOREIGN AND EMERGING MARKET SECURITIES convey special risks, including political, economic, regulatory and currency risks, as well as differing accounting standards. Emerging markets may be more subject to these risks than developed markets.

REAL ESTATE INVESTMENT TRUSTS (REITS) may change in price with underlying real estate values, rising interest rates, limited diversification of holdings. They may also incur other mortgage-related risks, such as pre-payment risks.

              NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE

                              FINANCIAL STATEMENTS

                LARGE CAP GROWTH FUND -- SCHEDULE OF INVESTMENTS

Investments as of December 31, 2002

   SHARES      DESCRIPTION                                                       VALUE (a)
--------------------------------------------------------------------------------------------
COMMON STOCKS -- 98.2% OF TOTAL NET ASSETS
               AEROSPACE & DEFENSE -- 8.4%
      21,400   Honeywell International, Inc.                                  $      513,600
       9,100   Northrop Grumman Corp.                                                882,700
      23,100   Raytheon Co.                                                          710,325
                                                                              --------------
                                                                                   2,106,625
                                                                              --------------
               BANKING -- 4.1%
      19,600   State Street Corp.                                                    764,400
       5,400   Wells Fargo & Co.                                                     253,098
                                                                              --------------
                                                                                   1,017,498
                                                                              --------------
               BEVERAGES, FOOD & TOBACCO -- 5.5%
      10,300   Anheuser-Busch Cos., Inc.                                             498,520
      14,700   PepsiCo, Inc.                                                         620,634
       8,500   Sysco Corp.                                                           253,215
                                                                              --------------
                                                                                   1,372,369
                                                                              --------------
               BIOTECHNOLOGY -- 2.8%
      14,700   Amgen, Inc.(c)                                                        710,598
                                                                              --------------
               BUILDING MATERIALS -- 2.1%
      21,700   Home Depot, Inc.                                                      519,932
                                                                              --------------
               COMMERCIAL SERVICES -- 1.9%
      45,700   Cendant Corp.(c)                                                      478,936
                                                                              --------------
               COMMUNICATIONS -- 3.7%
      69,900   Cisco Systems, Inc.(c)                                                915,690
                                                                              --------------
               COMPUTERS -- 4.7%
      19,000   Dell Computer Corp.(c)                                                508,060
       8,700   International Business Machines Corp.                                 674,250
                                                                              --------------
                                                                                   1,182,310
                                                                              --------------
               COSMETICS & PERSONAL CARE -- 1.0%
       4,900   Colgate-Palmolive Co.                                                 256,907
                                                                              --------------
               ELECTRICAL EQUIPMENT -- 4.3%
       7,400   Emerson Electric Co.                                                  376,290
      29,000   General Electric Co.                                                  706,150
                                                                              --------------
                                                                                   1,082,440
                                                                              --------------
               FINANCIAL SERVICES -- 6.5%
       8,600   American Express Co.                                                  304,010
       9,200   Citigroup, Inc.                                                       323,748
       8,600   Fannie Mae                                                            553,238
       6,700   Goldman Sachs Group, Inc.                                             456,270
                                                                              --------------
                                                                                   1,637,266
                                                                              --------------
               FOOD RETAILERS -- 1.8%
      30,000   Kroger Co. (The)(c)                                                   463,500
                                                                              --------------
               HEALTH CARE PROVIDERS -- 2.3%
      13,800   HCA, Inc.                                                             572,700
                                                                              --------------
               HEALTHCARE-SERVICES -- 1.0%
      11,300   Laboratory Corp. of America Holdings(c)                               262,612
                                                                              --------------
               HOUSEHOLD PRODUCTS -- 3.1%
      14,300   Johnson & Johnson                                                     768,053
                                                                              --------------
               INSURANCE -- 5.3%
       9,900   AMBAC Financial Group, Inc.                                           556,776
      13,400   American International Group, Inc.                                    775,190
                                                                              --------------
                                                                                   1,331,966
                                                                              --------------
               MEDIA - BROADCASTING & PUBLISHING -- 0.8%
       5,500   Clear Channel Communications, Inc.(c)                          $      205,095
                                                                              --------------
               MEDICAL SUPPLIES -- 3.2%
       8,400   Baxter International, Inc.(d)                                         235,200
      12,200   Medtronic, Inc.                                                       556,320
                                                                              --------------
                                                                                     791,520
                                                                              --------------
               OIL & GAS -- 4.3%
       6,400   Anadarko Petroleum Corp.                                              306,560
       7,500   BJ Services Co.(c)                                                    242,325
      14,100   Ocean Energy, Inc.                                                    281,577
      10,300   Transocean, Inc.                                                      238,960
                                                                              --------------
                                                                                   1,069,422
                                                                              --------------
               PHARMACEUTICALS -- 13.3%
      21,800   Bristol-Myers Squibb Co.                                              504,670
       6,700   Eli Lilly & Co.                                                       425,450
      20,800   Merck & Co., Inc.                                                   1,177,488
      40,000   Pfizer, Inc.                                                        1,222,800
                                                                              --------------
                                                                                   3,330,408
                                                                              --------------
               RESTAURANTS -- 1.1%
       8,200   Brinker International, Inc.(c)                                        264,450
                                                                              --------------
               RETAILERS -- 6.3%
       8,700   Walgreen Co.                                                          253,953
      26,200   Wal-Mart Stores, Inc.                                               1,323,362
                                                                              --------------
                                                                                   1,577,315
                                                                              --------------
               SEMICONDUCTORS -- 5.4%
       9,400   Analog Devices, Inc.(c)                                               224,378
      19,200   Applied Materials, Inc.(c)                                            250,176
      56,000   Intel Corp.                                                           871,920
                                                                              --------------
                                                                                   1,346,474
                                                                              --------------
               SOFTWARE -- 4.3%
      20,900   Microsoft Corp.(c)                                                  1,080,530
                                                                              --------------
               TRANSPORTATION -- 1.0%
       3,900   United Parcel Service, Inc., Class B                                  246,012
                                                                              --------------
               Total Common Stocks (Identified Cost $30,431,431)                  24,590,628
                                                                              --------------

  PRINCIPAL
   AMOUNT
-------------
SHORT TERM INVESTMENTS -- 3.0%
$    510,941   Repurchase Agreement with Investors Bank & Trust Co.
               dated 12/31/2002 at 1.00% to be repurchased at $510,969
               on 1/02/2003, collateralized by $521,535 Federal Home Loan
               Mortgage Bond, 3.67%, due 10/15/2008 valued at $536,488               510,941
       4,945   Bank of Montreal, 1.320%, 1/30/2003 (e)                                 4,945
      48,905   BNP Paribas, 1.320%, 2/07/2003(e)                                      48,905
      29,343   Canadian Imperial Bank of Commerce,
               1.225%, 5/19/2003(e)                                                   29,343
       9,781   Comerica Bank, 1.400%, 11/19/2003(e)                                    9,781
      48,905   Dreyfus Cash Management Plus Fund,
               1.358%, 1/02/2003(e)                                                   48,905
       4,890   Galaxy Funding, 1.353%, 2/07/2003(e)                                    4,890
       9,781   Goldman Sachs Group, Inc., 1.363%, 1/02/2003(e)                         9,781
       9,781   Liberty Lighthouse Funding, 1.343%, 1/14/2003(e)                        9,781

                 See accompanying notes to financial statements.

  PRINCIPAL
   AMOUNT      DESCRIPTION                                                       VALUE (a)
--------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- CONTINUED
$     50,861   Merrimac Cash Fund, Premium Class,
               1.422%, 1/02/2003(e)                                           $       50,861
      26,408   Royal Bank of Scotland, 1.33%, 1/15/2003(e)                            26,408
                                                                              --------------
               Total Short Term Investments (Identified Cost $754,541)               754,541
                                                                              --------------
               Total Investments -- 101.2%
               (Identified Cost $31,185,972)(b)                                   25,345,169
               Other assets less liabilities                                        (297,530)
                                                                              --------------
               Total Net Assets -- 100%                                       $   25,047,639
                                                                              --------------

(a)  See Note 2a of Notes to Financial Statements.
(b)  Federal Tax Information:
     At December 31, 2002, the net unrealized depreciation on investments based on cost of $31,256,315 for federal income tax purposes was as follows:

     Aggregate gross unrealized appreciation for all investments in which
     there is an excess of value over tax cost                                $      118,516
     Aggregate gross unrealized depreciation for all investments in which
     there is an excess of tax cost over value                                    (6,029,662)
                                                                              --------------
     Net unrealized depreciation                                              $   (5,911,146)
                                                                              ==============

     At December 31, 2002, the Fund had a capital loss carryover of approximately $41,153,499 of which $3,696,755 expires on December 31, 2008, $26,085,507 expires on December 31, 2009 and $11,371,237 expires on December 31, 2010. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

     For the year ended December 31, 2002, the Fund has elected to defer $1,881,354 of capital losses attributable to Post-October losses.

(c)  Non-income producing security.
(d) All or a portion of this security was on loan to brokers at December 31, 2002.
(e)  Represents investments of securities lending collateral.

                 See accompanying notes to financial statements.

                 CAPITAL GROWTH FUND -- SCHEDULE OF INVESTMENTS

Investments as of December 31, 2002

   SHARES      DESCRIPTION                                                       VALUE(a)
--------------------------------------------------------------------------------------------
COMMON STOCKS -- 99.5% OF TOTAL NET ASSETS
               AEROSPACE & DEFENSE -- 1.0%
       6,900   Curtiss-Wright Corp.                                           $      440,358
       6,100   Lockheed Martin Corp.                                                 352,275
                                                                              --------------
                                                                                     792,633
                                                                              --------------
               BANKING -- 0.9%
      18,135   Cathay Bancorp, Inc.                                                  688,949
                                                                              --------------
               BEVERAGES, FOOD & TOBACCO -- 1.0%
      17,700   PepsiCo, Inc.                                                         747,294
                                                                              --------------
               BIOTECHNOLOGY -- 2.1%
      20,200   Amgen, Inc.(c)                                                        976,468
      92,400   Ribapharm, Inc.(c)                                                    605,220
                                                                              --------------
                                                                                   1,581,688
                                                                              --------------
               BUILDING MATERIALS -- 1.9%
      61,350   Home Depot, Inc.                                                    1,469,946
                                                                              --------------
               COMMERCIAL SERVICES -- 0.6%
      10,900   H&R Block, Inc.                                                       438,180
                                                                              --------------
               COMMUNICATIONS -- 5.1%
     104,600   AT&T Wireless Services, Inc.(c)                                       590,990
     251,600   Cisco Systems, Inc.(c)                                              3,295,960
                                                                              --------------
                                                                                   3,886,950
                                                                              --------------
               COMPUTER SOFTWARE & PROCESSING-- 0.8%
      39,000   Ingram Micro, Inc., Class A(c)                                        481,650
       4,400   Tech Data Corp.(c)(d)                                                 118,624
                                                                              --------------
                                                                                     600,274
                                                                              --------------
               COMPUTERS -- 7.1%
     130,200   Dell Computer Corp.(c)                                              3,481,548
      13,200   International Business Machines Corp.                               1,023,000
      24,900   Storage Technology Corp.(c)                                           533,358
      17,500   Syntel, Inc.(c)                                                       367,675
                                                                              --------------
                                                                                   5,405,581
                                                                              --------------
               COSMETICS & PERSONAL CARE -- 7.1%
      17,600   Gillette Co. (The)                                                    534,336
      15,500   Kimberly-Clark Corp.                                                  735,785
      85,400   Nu Skin Enterprises, Inc., Class A                                  1,022,238
      36,400   Procter & Gamble Co.                                                3,128,216
                                                                              --------------
                                                                                   5,420,575
                                                                              --------------
               ELECTRICAL EQUIPMENT -- 4.6%
     142,600   General Electric Co.                                                3,472,310
                                                                              --------------
               ENVIRONMENTAL CONTROL -- 0.3%
       6,100   Stericycle, Inc.(c)                                                   197,512
                                                                              --------------
               FINANCIAL SERVICES -- 8.0%
      26,900   American Express Co.                                                  950,915
      15,900   Capital One Financial Corp .(d)                                       472,548
      28,100   Fannie Mae                                                          1,807,673
      11,200   Freddie Mac                                                           661,360
     100,800   MBNA Corp.                                                          1,917,216
      31,100   World Acceptance Corp.(c)                                             236,671
                                                                              --------------
                                                                                   6,046,383
                                                                              --------------
               HEALTH CARE PROVIDERS -- 4.8%
       8,700   Pediatrix Medical Group(c)                                            348,522
      20,200   UnitedHealth Group, Inc.                                            1,686,700
      22,100   WellPoint Health Networks, Inc.(c)                                  1,572,636
                                                                              --------------
                                                                                   3,607,858
                                                                              --------------
               HOME CONSTRUCTION, FURNISHINGS & APPLIANCES -- 0.9%
       2,000   NVR, Inc.(c)(d)                                                $      651,000
                                                                              --------------
               HOUSEHOLD PRODUCTS -- 7.1%
     100,400   Johnson & Johnson                                                   5,392,484
                                                                              --------------
               INTERNET -- 0.2%
       9,200   Yahoo!, Inc.(c)                                                       150,420
                                                                              --------------
               MEDIA - BROADCASTING & PUBLISHING -- 3.1%
       6,700   Courier Corp.                                                         307,128
      68,400   USA Networks, Inc.(c)(d)                                            1,563,624
      12,000   Westwood One, Inc.(c)                                                 448,320
                                                                              --------------
                                                                                   2,319,072
                                                                              --------------
               MEDICAL SUPPLIES -- 6.4%
      26,200   ALARIS Medical, Inc.(c)                                               159,820
      23,700   Allergan, Inc.                                                      1,365,594
      15,600   Becton, Dickinson & Co.                                               478,764
      11,500   Boston Scientific Corp.(c)                                            488,980
      10,600   St. Jude Medical, Inc.(c)                                             421,032
      25,000   STERIS Corp.(c)                                                       606,250
      27,700   Varian Medical Systems, Inc.(c)                                     1,373,920
                                                                              --------------
                                                                                   4,894,360
                                                                              --------------
               OFFICE/BUSINESS EQUIPMENT-- 0.5%
      32,600   Ennis Business Forms, Inc.                                            378,812
                                                                              --------------
               OIL & GAS -- 3.2%
      22,500   Anadarko Petroleum Corp.                                            1,077,750
       9,100   Apache Corp.                                                          518,609
      26,600   Houston Exploration Co.(c)                                            813,960
                                                                              --------------
                                                                                   2,410,319
                                                                              --------------
               PHARMACEUTICALS -- 10.3%
      19,800   Abbott Laboratories                                                   792,000
      10,600   Medimmune, Inc.(c)                                                    288,002
      38,600   Merck & Co., Inc.                                                   2,185,146
      11,200   Mylan Laboratories, Inc.                                              390,880
     118,650   Pfizer, Inc.(d)                                                     3,627,130
      25,400   Schering-Plough Corp.                                                 563,880
                                                                              --------------
                                                                                   7,847,038
                                                                              --------------
               RETAILERS -- 4.4%
      14,000   Staples, Inc.(c)                                                      256,200
      60,600   Wal-Mart Stores, Inc.                                               3,060,906
                                                                              --------------
                                                                                   3,317,106
                                                                              --------------
               SEMICONDUCTORS -- 6.8%
      25,100   Applied Materials, Inc.(c)                                            327,053
     193,300   Intel Corp.                                                         3,009,681
      14,600   Microchip Technology, Inc.                                            356,970
      18,000   QLogic Corp.(c)(d)                                                    621,180
      56,310   Texas Instruments, Inc.                                               845,213
                                                                              --------------
                                                                                   5,160,097
                                                                              --------------
               SOFTWARE -- 9.5%
      12,200   BMC Software, Inc.(c)                                                 208,742
      20,100   Citrix Systems, Inc.(c)                                               247,632
      48,800   Compuware Corp.(c)                                                    234,240
       3,100   Electronic Arts, Inc.(c)                                              154,287
      20,300   First Data Corp.                                                      718,823
      93,500   Microsoft Corp.(c)                                                  4,833,950
      77,300   Oracle Corp.(c)                                                       834,840
                                                                              --------------
                                                                                   7,232,514
                                                                              --------------

                 See accompanying notes to financial statements.

   SHARES      DESCRIPTION                                                       VALUE(a)
--------------------------------------------------------------------------------------------
               TEXTILES, CLOTHING & FABRICS -- 1.3%
       8,300   Coach, Inc.(c)                                                 $      273,236
       7,600   Jones Apparel Group, Inc.(c)                                          269,344
       9,600   NIKE, Inc., Class B                                                   426,912
                                                                              --------------
                                                                                     969,492
                                                                              --------------
               TOYS/GAMES/HOBBIES -- 0.2%
      13,800   Racing Champions Ertl Corp.(c)                                        188,370
                                                                              --------------
               TRANSPORTATION -- 0.3%
      11,400   Swift Transportation Co., Inc.(c)                                     228,205
                                                                              --------------
               Total Common Stocks (Identified Cost $96,363,251)                  75,495,422
                                                                              --------------

  PRINCIPAL
   AMOUNT
  ---------
SHORT TERM INVESTMENTS -- 9.6%
$    591,513   Repurchase Agreement with Investors Bank & Trust Co. dated
               12/31/2002 at 1.00% to be repurchased at $591,546 on
               1/02/2003, collateralized by $574,886 Small Business
               Administration Bond, 5.125%, due 4/25/2016 valued at
               $621,089                                                              591,513
     134,948   Bank of Montreal, 1.320%, 1/30/2003(e)                                134,948
   1,334,663   BNP Paribas, 1.320%, 2/07/2003(e)                                   1,334,663
     800,798   Canadian Imperial Bank of Commerce,
               1.225%, 5/19/2003(e)                                                  800,798
     266,933   Comerica Bank, 1.400%, 11/19/2003(e)                                  266,933
   1,334,663   Dreyfus Cash Management Plus Fund,
               1.358%, 1/02/2003(e)                                                1,334,663
     133,466   Galaxy Funding, 1.353%, 2/07/2003(e)                                  133,466
     266,933   Goldman Sachs Group, Inc., 1.363%, 1/02/2003 (e)                      266,933
     266,933   Liberty Lighthouse Funding, 1.343%, 1/14/2003(e)                      266,933
   1,388,049   Merrimac Cash Fund, Premium Class,
               1.422%, 1/02/2003(e)                                                1,388,049
     720,718   Royal Bank of Scotland, 1.33%, 1/15/2003 (e)                          720,718
                                                                              --------------
               Total Short Term Investments (Identified Cost $7,239,617)           7,239,617
                                                                              --------------
               Total Investments -- 109.1%
               (Identified Cost $103,602,868) (b)                                 82,735,039
               Other assets less liabilities                                      (6,891,356)
                                                                              --------------
               Total Net Assets -- 100%                                       $   75,843,683
                                                                              ==============

(a)  See Note 2a of Notes to Financial Statements.
(b)  Federal Tax Information:

     At December 31, 2002, the net unrealized depreciation on investments based on cost of $103,737,203 for federal income tax purposes was as follows:

     Aggregate gross unrealized appreciation for all investments in which
     there is an excess of value over tax cost                                $    2,811,420
     Aggregate gross unrealized depreciation for all investments in which
     there is an excess of tax cost over value                                   (23,813,584)
                                                                              --------------
     Net unrealized depreciation                                              $  (21,002,164)
                                                                              ==============

     At December 31, 2002, the Fund had a capital loss carryover of approximately $53,531,761 of which $26,648,714 expires on December 31, 2009 and $26,883,047 expires on December 31, 2010. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

     For the year ended December 31, 2002, the Fund has elected to defer $2,293,916 of capital losses attributable to Post-October losses.
(c)  Non-income producing security.
(d) All or a portion of this security was on loan to brokers at December 31, 2002.
(e)  Represents investments of securities lending collateral.

                 See accompanying notes to financial statements.

                 TARGETED EQUITY FUND -- SCHEDULE OF INVESTMENTS

Investments as of December 31, 2002

   SHARES      DESCRIPTION                                                       VALUE(a)
--------------------------------------------------------------------------------------------
COMMON STOCKS -- 99.6% OF TOTAL NET ASSETS
               BANKING -- 3.6%
     135,000   Fifth Third Bancorp                                            $    7,904,250
     220,000   Golden West Financial Corp.                                        15,798,200
                                                                              --------------
                                                                                  23,702,450
                                                                              --------------
               COSMETICS & PERSONAL CARE -- 5.9%
     595,000   Avon Products, Inc.                                                32,052,650
      75,000   Procter & Gamble Co.                                                6,445,500
                                                                              --------------
                                                                                  38,498,150
                                                                              --------------
               FINANCIAL SERVICES -- 14.9%
   1,410,000   Citigroup, Inc.                                                    49,617,900
     462,000   Lehman Brothers Holdings, Inc.                                     24,619,980
   1,220,000   MBNA Corp.                                                         23,204,400
                                                                              --------------
                                                                                  97,442,280
                                                                              --------------
               HEALTH CARE PROVIDERS -- 8.9%
   1,410,000   HCA, Inc.                                                          58,515,000
                                                                              --------------
               HOME CONSTRUCTION, FURNISHINGS & APPLIANCES -- 34.5%
     955,000   Centex Corp.(d)                                                    47,941,000
   2,197,200   D.R. Horton, Inc.                                                  38,121,420
   1,110,000   KB HOME(d)                                                         47,563,500
   1,075,900   Lennar Corp.(d)                                                    55,516,440
     781,300   Pulte Homes, Inc.                                                  37,400,831
                                                                              --------------
                                                                                 226,543,191
                                                                              --------------
               INSURANCE -- 5.6%
     630,000   American International Group, Inc.                                 36,445,500
                                                                              --------------
               PHARMACEUTICALS -- 10.5%
     270,000   Forest Laboratories, Inc.(c)                                       26,519,400
     800,000   Schering-Plough Corp.                                              17,760,000
     645,000   Teva Pharmaceutical Industries, Ltd. (ADR)(d)                      24,903,450
                                                                              --------------
                                                                                  69,182,850
                                                                              --------------
               RETAILERS -- 10.2%
     510,000   Autozone, Inc.(c)                                                  36,031,500
   2,010,000   Gap (The), Inc.(d)                                                 31,195,200
                                                                              --------------
                                                                                  67,226,700
                                                                              --------------
               SOFTWARE -- 5.5%
   1,020,000   First Data Corp.                                                   36,118,200
                                                                              --------------
               Total Common Stocks (Identified Cost $609,858,326)                653,674,321
                                                                              --------------

  PRINCIPAL
   AMOUNT      DESCRIPTION                                                       VALUE(a)
--------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 2.9%
$  4,180,516   Repurchase Agreement with Investors Bank & Trust Co. dated
               12/31/2002 at 1.00% to be repurchased at $4,180,748 on
               1/02/2003, collateralized by $4,267,197 Federal Home Loan
               Mortgage Bond, 3.67%, due 10/15/2008 valued
               at $4,389,542                                                  $    4,180,516
     299,773   Bank of Montreal, 1.320%, 1/30/2003(e)                                299,773
   2,964,811   BNP Paribas, 1.320%, 2/07/2003(e)                                   2,964,811
   1,778,887   Canadian Imperial Bank of Commerce,
               1.225%, 5/19/2003(e)                                                1,778,887
     592,962   Comerica Bank, 1.400%, 11/19/2003(e)                                  592,962
   2,964,811   Dreyfus Cash Management Plus Fund,
               1.358%, 1/02/2003(e)                                                2,964,811
     296,481   Galaxy Funding, 1.353%, 2/07/2003(e)                                  296,481
     592,962   Goldman Sachs Group, Inc., 1.363%, 1/02/2003(e)                       592,962
     592,962   Liberty Lighthouse Funding, 1.343%, 1/14/2003(e)                      592,962
   3,083,403   Merrimac Cash Fund, Premium Class, 1.422%, 1/02/2003(e)             3,083,403
   1,600,998   Royal Bank of Scotland, 1.33%, 1/15/2003(e)                         1,600,998
                                                                              --------------
               Total Short Term Investments (Identified Cost $18,948,566)         18,948,566
                                                                              --------------
               Total Investments-- 102.5%
               (Identified Cost $628,806,892) (b)                                672,622,887
               Other assets less liabilities                                     (16,292,123)
                                                                              --------------
               Total Net Assets-- 100%                                        $  656,330,764
                                                                              ==============

(a)  See Note 2a of Notes to Financial Statements.
(b)  Federal Tax Information:
     At December 31, 2002, the net unrealized appreciation on investments based on cost of $628,907,353 for federal income tax purposes was as follows:

     Aggregate gross unrealized appreciation for all investments in which
     there is an excess of value over tax cost                                $   61,251,623
     Aggregate gross unrealized depreciation for all investments in which
     there is an excess of tax cost over value                                   (17,536,089)
                                                                              --------------
     Net unrealized appreciation                                              $   43,715,534
                                                                              ==============

     At December 31, 2002, the Fund had a capital loss carryover of approximately $382,471,007 of which $187,367,538 expires on December 31, 2009 and $195,103,469 expires on December 31, 2010. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

     For the year ended December 31, 2002, the Fund has elected to defer $51,910,302 of capital losses attributable to Post-October losses.
(c)  Non-income producing security.
(d) All or a portion of this security was on loan to brokers at December 31, 2002.
(e)  Represents investments of securities lending collateral.
ADR An American Depositary Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

                 See accompanying notes to financial statements.

                GROWTH AND INCOME FUND -- SCHEDULE OF INVESTMENTS

Investments as of December 31, 2002

   SHARES      DESCRIPTION                                                       VALUE(a)
--------------------------------------------------------------------------------------------
COMMON STOCKS -- 94.4% OF TOTAL NET ASSETS
               ADVERTISING -- 3.3%
     509,600   Interpublic Group of Cos. (The), Inc.                          $    7,175,168
                                                                              --------------
               AEROSPACE & DEFENSE -- 3.9%
      95,200   Boeing Co. (The)                                                    3,140,648
     223,400   Honeywell International, Inc.                                       5,361,600
                                                                              --------------
                                                                                   8,502,248
                                                                              --------------
               BANKING -- 7.0%
     267,300   US Bancorp                                                          5,672,106
     278,200   Washington Mutual, Inc.                                             9,606,246
                                                                              --------------
                                                                                  15,278,352
                                                                              --------------
               BEVERAGES, FOOD & TOBACCO -- 10.0%
      88,158   Del Monte Foods Co.(c)                                                678,816
     113,400   Diageo PLC (ADR)                                                    4,966,920
      84,800   General Mills, Inc.                                                 3,981,360
     197,400   H.J. Heinz Co.                                                      6,488,538
     150,000   Kraft Foods, Inc.                                                   5,839,500
                                                                              --------------
                                                                                  21,955,134
                                                                              --------------
               BUILDING MATERIALS -- 5.1%
     201,900   Home Depot, Inc.                                                    4,837,524
     299,000   Masco Corp.                                                         6,293,950
                                                                              --------------
                                                                                  11,131,474
                                                                              --------------
               COMMERCIAL SERVICES -- 2.5%
     514,100   Cendant Corp.(c)                                                    5,387,768
                                                                              --------------
               COMMUNICATIONS -- 3.8%
     516,300   General Motors Corp., Class H (Hughes Electronics Corp.)(c)         5,524,410
     333,700   Motorola, Inc.                                                      2,886,505
                                                                              --------------
                                                                                   8,410,915
                                                                              --------------
               COMPUTERS -- 2.3%
     271,300   Electronic Data Systems Corp.                                       5,000,059
                                                                              --------------
               ELECTRIC UTILITIES -- 3.7%
     148,900   Duke Energy Corp.                                                   2,909,506
     274,800   TXU Corp.                                                           5,133,264
                                                                              --------------
                                                                                   8,042,770
                                                                              --------------
               ENTERTAINMENT & LEISURE -- 2.8%
     378,000   Walt Disney Co. (The)                                               6,165,180
                                                                              --------------
               ENVIRONMENTAL CONTROL -- 2.2%
     212,900   Waste Management, Inc.                                              4,879,668
                                                                              --------------
               FINANCIAL SERVICES -- 2.6%
      88,400   Fannie Mae                                                          5,686,772
                                                                              --------------
               FOOD RETAILERS -- 5.6%
     431,000   Kroger Co. (The)(c)                                                 6,658,950
     241,600   Safeway, Inc.(c)                                                    5,643,776
                                                                              --------------
                                                                                  12,302,726
                                                                              --------------
               HOUSEHOLD PRODUCTS -- 2.2%
     103,000   Fortune Brands, Inc.                                                4,790,530
                                                                              --------------
               INDUSTRIAL - DIVERSIFIED -- 1.1%
      37,900   Illinois Tool Works, Inc.                                           2,458,194
                                                                              --------------
               MEDIA - BROADCASTING & PUBLISHING -- 11.8%
     481,300   AOL Time Warner, Inc.(c)                                            6,305,031
     321,400   Comcast Corp., Special Class A(c)                                   7,250,784
      47,300   Gannett Co., Inc.                                                   3,396,140
   1,004,800   Liberty Media Corp.(c)                                              8,982,912
                                                                              --------------
                                                                                  25,934,867
                                                                              --------------
               MEDICAL SUPPLIES -- 3.8%
     273,800   Guidant Corp.(c)                                               $    8,446,730
                                                                              --------------
               OIL & GAS -- 5.0%
     147,000   Burlington Resources, Inc.                                          6,269,550
      95,446   ConocoPhillips                                                      4,618,632
                                                                              --------------
                                                                                  10,888,182
                                                                              --------------
               PHARMACEUTICALS -- 5.0%
      68,100   Abbott Laboratories                                                 2,724,000
      42,300   Bristol-Myers Squibb Co.                                              979,245
     128,200   Merck & Co., Inc.                                                   7,257,402
                                                                              --------------
                                                                                  10,960,647
                                                                              --------------
               RESTAURANTS -- 2.3%
     316,800   McDonald's Corp.                                                    5,094,144
                                                                              --------------
               RETAILERS -- 3.5%
     496,300   Gap (The), Inc.                                                     7,702,576
                                                                              --------------
               SOFTWARE -- 2.5%
     158,200   First Data Corp.                                                    5,601,862
                                                                              --------------
               TELEPHONE SYSTEMS -- 1.4%
     205,800   Sprint Corp. (FON Group)                                            2,979,984
                                                                              --------------
               TOYS/GAMES/HOBBIES -- 1.0%
     111,500   Mattel, Inc.                                                        2,135,225
                                                                              --------------
               Total Common Stocks (Identified Cost $236,870,320)                206,911,175
                                                                              --------------

  PRINCIPAL
   AMOUNT
  ---------
SHORT TERM INVESTMENTS -- 4.6%
$ 10,020,845   Repurchase Agreement with Investors Bank & Trust Co.
               dated 12/31/2002 at 1.00% to be repurchased at $10,021,402 on 1/02/2003, collateralized by $10,448,339 Government
               National Mortgage Bond, 1.87%, due 1/16/2032 valued
               at $10,521,887                                                     10,020,845
                                                                              --------------
               Total Short Term Investment (Identified Cost $10,020,845)          10,020,845
                                                                              --------------
               Total Investments -- 99.0%
               (Identified Cost $246,891,165) (b)                                216,932,020
               Other assets less liabilities                                       2,263,725
                                                                              --------------
               Total Net Assets -- 100%                                       $  219,195,745
                                                                              ==============

(a)  See Note 2a of Notes to Financial Statements.
(b)  Federal Tax Information:
     At December 31, 2002, the net unrealized depreciation on investments based on cost of $247,455,730 for federal income tax purposes was as follows:

     Aggregate gross unrealized appreciation for all investments in which
     there is an excess of value over tax cost                                $    3,436,464
     Aggregate gross unrealized depreciation for all investments in which
     there is an excess of tax cost over value                                   (33,960,174)
                                                                              --------------
     Net unrealized depreciation                                              $  (30,523,710)
                                                                              ==============

     At December 31, 2002, the Fund had a capital loss carryover of approximately $109,950,271 of which $19,895,206 expires on December 31, 2008, $69,951,207 expires on December 31, 2009 and $20,103,858 expires on
     December 31, 2010. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

     For the year ended December 31, 2002, the Fund has elected to defer $4,943,400 of capital losses attributable to Post-October losses.
(c)  Non-income producing security.
ADR An American Depositary Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

                 See accompanying notes to financial statements.

                    BALANCED FUND -- SCHEDULE OF INVESTMENTS

Investments as of December 31, 2002

   SHARES      DESCRIPTION                                                       VALUE(a)
--------------------------------------------------------------------------------------------
COMMON STOCKS -- 57.4% OF TOTAL NET ASSETS
               ADVERTISING -- 0.5%
       8,050   Omnicom Group, Inc.                                            $      520,030
                                                                              --------------
               AIRLINES -- 0.8%
      54,200   AMR Corp. Delaware (d)                                                357,720
      31,600   Southwest Airlines Co.                                                439,240
                                                                              --------------
                                                                                     796,960
                                                                              --------------
               AUTOMOTIVE -- 0.7%
      14,625   Harley-Davidson, Inc.                                                 675,675
                                                                              --------------
               BANKING -- 3.3%
      12,850   Bank of America Corp. (e)                                             893,974
      14,100   Bank One Corp.                                                        515,355
      11,400   Comerica, Inc.                                                        492,936
      18,100   Mellon Financial Corp.                                                472,591
      19,800   Wells Fargo & Co.                                                     928,026
                                                                              --------------
                                                                                   3,302,882
                                                                              --------------
               BEVERAGES, FOOD & TOBACCO -- 1.6%
      12,100   Hormel Foods Corp.                                                    282,293
       8,875   Kraft Foods, Inc.                                                     345,504
       7,450   PepsiCo, Inc.                                                         314,539
      22,875   Sysco Corp.                                                           681,446
                                                                              --------------
                                                                                   1,623,782
                                                                              --------------
               BIOTECHNOLOGY -- 0.7%
      12,850   Amgen, Inc. (d)                                                       679,177
                                                                              --------------
               BUILDING MATERIALS -- 0.8%
      41,150   Masco Corp.                                                           866,207
                                                                              --------------
               CHEMICALS -- 0.5%
      15,300   Rohm & Haas Co.                                                       496,944
                                                                              --------------
               COMMERCIAL SERVICES -- 1.6%
      71,200   Cendant Corp. (d)(e)                                                  746,176
      21,150   Moody's Corp.                                                         873,283
                                                                              --------------
                                                                                   1,619,459
                                                                              --------------
               COMMUNICATIONS -- 3.1%
     116,800   3Com Corp. (d)                                                        540,784
     103,150   Cisco Systems, Inc. (d)                                             1,351,265
      54,900   Nextel Communications, Inc. (d)                                       634,095
       8,350   QUALCOMM, Inc. (d)                                                    303,856
      28,900   Scientific-Atlanta, Inc.                                              342,754
                                                                              --------------
                                                                                   3,172,754
                                                                              --------------
               COMPUTERS -- 3.5%
      23,100   Computer Sciences Corp. (d)(e)                                        795,795
      25,475   Dell Computer Corp. (d)                                               681,201
      15,800   Electronic Data Systems Corp.                                         291,194
      55,375   Hewlett-Packard Co.                                                   961,310
       8,150   International Business Machines Corp.                                 631,625
      10,900   SanDisk Corp. (d)(e)                                                  221,270
                                                                              --------------
                                                                                   3,582,395
                                                                              --------------
               COSMETICS & PERSONAL CARE -- 0.7%
       8,500   Kimberly-Clark Corp.                                                  403,495
       3,150   Procter & Gamble Co.                                                  270,711
                                                                              --------------
                                                                                     674,206
                                                                              --------------
               ELECTRICAL EQUIPMENT -- 1.6%
      10,600   Emerson Electric Co.                                                  539,010
      44,100   General Electric Co.                                                1,073,835
                                                                              --------------
                                                                                   1,612,845
                                                                              --------------
               ENTERTAINMENT & LEISURE -- 0.6%
      34,000   Blockbuster, Inc., Class A                                     $      416,500
      13,100   Sabre Holdings Corp. (d)                                              237,241
                                                                              --------------
                                                                                     653,741
                                                                              --------------
               FINANCIAL SERVICES -- 3.8%
      30,350   Citigroup, Inc.                                                     1,068,016
      23,300   Freddie Mac                                                         1,375,865
       4,225   Goldman Sachs Group, Inc.                                             287,722
      13,325   Lehman Brothers Holdings, Inc.                                        710,089
       4,000   SLM Corp.                                                             415,440
                                                                              --------------
                                                                                   3,857,132
                                                                              --------------
               FOOD RETAILERS -- 0.5%
      20,500   Safeway, Inc. (d)                                                     478,880
                                                                              --------------
               HEALTH CARE PROVIDERS -- 2.0%
      11,600   UnitedHealth Group, Inc.                                              968,600
      14,200   WellPoint Health Networks, Inc. (d)                                 1,010,472
                                                                              --------------
                                                                                   1,979,072
                                                                              --------------
               HEALTHCARE-SERVICES -- 0.5%
       8,800   Quest Diagnostics, Inc. (d)(e)                                        500,720
                                                                              --------------
               HEAVY CONSTRUCTION -- 0.5%
      19,700   Fluor Corp.                                                           551,600
                                                                              --------------
               HEAVY MACHINERY -- 1.3%
      26,200   Cognex Corp. (d)                                                      482,866
      17,600   Deere & Co.                                                           806,960
                                                                              --------------
                                                                                   1,289,826
                                                                              --------------
               HOUSEHOLD PRODUCTS -- 0.7%
      13,550   Johnson & Johnson                                                     727,770
                                                                              --------------
               INDUSTRIAL - DIVERSIFIED -- 1.1%
       8,700   3M Co.                                                              1,072,710
                                                                              --------------
               INSURANCE -- 2.5%
       9,700   American International Group, Inc.                                    561,145
      13,000   IPC Holdings, Ltd. (d)                                                410,020
       5,700   PartnerRe, Ltd.                                                       295,374
      22,700   Protective Life Corp.                                                 624,704
       8,500   Prudential Financial, Inc.                                            269,790
      11,300   Safeco Corp.                                                          391,771
                                                                              --------------
                                                                                   2,552,804
                                                                              --------------
               INTERNET -- 0.6%
       5,075   eBay, Inc. (d)                                                        344,187
       7,475   Symantec Corp. (d)                                                    302,364
                                                                              --------------
                                                                                     646,551
                                                                              --------------
               MEDIA - BROADCASTING & PUBLISHING -- 3.2%
      18,450   Clear Channel Communications, Inc. (d)                                688,001
       7,400   Gannett Co., Inc.                                                     531,320
      21,600   McGraw-Hill Cos. (The), Inc.                                        1,305,504
      16,450   Viacom, Inc., Class B (d)(e)                                          670,502
                                                                              --------------
                                                                                   3,195,327
                                                                              --------------
               MEDICAL SUPPLIES -- 1.1%
       9,950   Medtronic, Inc.                                                       453,720
      15,500   Zimmer Holdings, Inc. (d)                                             643,560
                                                                              --------------
                                                                                   1,097,280
                                                                              --------------
               OIL & GAS -- 2.9%
      14,000   Baker Hughes, Inc.                                                    450,660
      12,100   ChevronTexaco Corp.                                                   804,408
      29,100   GlobalSantaFe Corp.                                                   707,712

                 See accompanying notes to financial statements.

   SHARES      DESCRIPTION                                                       VALUE(a)
--------------------------------------------------------------------------------------------
               OIL & GAS -- CONTINUED
      61,200   Suncor Energy, Inc.                                            $      959,004
                                                                              --------------
                                                                                   2,921,784
                                                                              --------------
               PHARMACEUTICALS -- 4.3%
       9,900   Bristol-Myers Squibb Co.                                              229,185
       5,225   Cardinal Health, Inc.                                                 309,268
       7,600   Eli Lilly & Co.                                                       482,600
       9,775   Forest Laboratories, Inc. (d)                                         960,101
      50,275   Pfizer, Inc.                                                        1,536,907
      19,536   Pharmacia Corp.                                                       816,605
                                                                              --------------
                                                                                   4,334,666
                                                                              --------------
               RESTAURANTS -- 1.3%
      29,300   Brinker International, Inc. (d)                                       944,925
      12,200   Wendy's International, Inc.                                           330,254
                                                                              --------------
                                                                                   1,275,179
                                                                              --------------
               RETAILERS -- 4.1%
       4,125   Autozone, Inc. (d)                                                    291,431
      14,225   Bed Bath & Beyond, Inc. (d)                                           491,189
      20,525   Best Buy Co., Inc. (d)                                                495,679
       8,100   Costco Wholesale Corp. (d)                                            227,286
      18,100   Federated Department Stores, Inc. (d)                                 520,556
      45,400   Gap (The), Inc.                                                       704,608
       6,450   Kohl's Corp. (d)                                                      360,878
      20,225   Wal-Mart Stores, Inc.                                               1,021,565
                                                                              --------------
                                                                                   4,113,192
                                                                              --------------
               SEMICONDUCTORS -- 1.3%
      43,500   LSI Logic Corp. (d)                                                   250,995
      19,950   Microchip Technology, Inc.                                            487,778
       4,500   QLogic Corp. (d)(e)                                                   155,295
      23,200   STMicroelectronics NV (e)                                             452,632
                                                                              --------------
                                                                                   1,346,700
                                                                              --------------
               SOFTWARE -- 3.9%
      31,900   Activision, Inc. (d)(e)                                               465,421
       5,050   Electronic Arts, Inc. (d)                                             251,339
       9,900   First Data Corp.                                                      350,559
       9,075   Intuit, Inc. (d)                                                      425,799
      27,350   Microsoft Corp. (d)                                                 1,413,995
      48,275   Oracle Corp. (d)                                                      521,370
      79,200   Transaction Systems Architects, Inc. (d)                              514,800
                                                                              --------------
                                                                                   3,943,283
                                                                              --------------
               TELEPHONE SYSTEMS -- 0.7%
      25,200   SBC Communications, Inc.                                              683,172
                                                                              --------------
               TEXTILES, CLOTHING & FABRICS -- 0.6%
      14,700   NIKE, Inc., Class B                                                   653,709
                                                                              --------------
               TRANSPORTATION -- 0.5%
      26,800   Norfolk Southern Corp.                                                535,732
                                                                              --------------
               Total Common Stocks (Identified Cost $66,556,250)                  58,034,146
                                                                              --------------

                                                                                RATINGS(c)
                                                                              --------------
  PRINCIPAL                                                                     (UNAUDITED)
   AMOUNT                                                                         MOODY'S
--------------------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 39.6%
               AIRLINES -- 0.4%
$    600,000   Delta Air Lines, Inc.
               0/9.200%, 9/23/2014                                                       Ba1   $       431,448
                                                                                               ---------------
               ASSET-BACKED -- 0.7%
     700,000   Capital Auto Receivables Asset Trust, Series 2002-3, Class A3
               3.580%, 10/16/2006                                                        Aaa           722,435
                                                                                               ---------------
               AUTOMOTIVE -- 1.1%
$  1,265,000   Ford Motor Co.
               7.450%, 7/16/2031                                                        Baa1   $     1,100,384
                                                                                               ---------------
               BANKING -- 0.6%
     600,000   US Bancorp
               5.100%, 7/15/2007                                                          --           642,260
                                                                                               ---------------
               BEVERAGES, FOOD & TOBACCO -- 1.8%
     200,000   ConAgra Foods, Inc.
               6.750%, 9/15/2011                                                          --           227,432
     260,000   Kellogg Co.
               6.600%, 4/01/2011                                                        Baa2           292,824
   1,200,000   Kraft Foods, Inc.
               5.625%, 11/01/2011                                                         A2         1,282,877
                                                                                               ---------------
                                                                                                     1,803,133
                                                                                               ---------------
               CHEMICALS -- 1.7%
   1,000,000   IMC Global, Inc.
               7.625%, 11/01/2005                                                        Ba3           960,000
     600,000   Lyondell Chemical Co.
               10.875%, 5/01/2009 (e)                                                     B2           513,000
     200,000   Rohm & Haas Co.
               7.850%, 7/15/2029                                                          A3           250,060
                                                                                               ---------------
                                                                                                     1,723,060
                                                                                               ---------------
               ELECTRIC UTILITIES -- 1.6%
     700,000   Consolidated Edison Co. of New York
               5.625%, 7/01/2012                                                          A1           748,541
     650,000   Dominion Resources, Inc.
               5.700%, 9/17/2012                                                          --           674,151
     200,000   Duke Energy Corp.
               6.250%, 1/15/2012                                                          A1           208,734
                                                                                               ---------------
                                                                                                     1,631,426
                                                                                               ---------------
               FINANCIAL SERVICES -- 3.8%
     700,000   Capital One Bank
               6.875%, 2/01/2006                                                        Baa2           677,216
     850,000   Countrywide Home Loans, Inc., Medium Term Note
               5.500%, 2/01/2007                                                          A3           902,493
     500,000   General Electric Capital Corp.
               6.000%, 6/15/2012                                                         Aaa           539,837
     225,000   General Electric Capital Corp., Medium Term Note
               6.750%, 3/15/2032 (e)                                                     Aaa           248,758
     900,000   International Lease Finance Corp.
               6.375%, 3/15/2009                                                          A1           961,456
     440,000   Lehman Brothers Holdings, Inc.
               7.000%, 2/01/2008                                                          A2           497,445
                                                                                               ---------------
                                                                                                     3,827,205
                                                                                               ---------------
               FOREST PRODUCTS & PAPER-- 1.4%
   1,000,000   Fort James Corp.
               6.875%, 9/15/2007                                                         Ba1           950,000
     425,000   Weyerhaeuser Co.
               5.950%, 11/01/2008                                                         --           453,685
                                                                                               ---------------
                                                                                                     1,403,685
                                                                                               ---------------
               INSURANCE -- 0.3%
     300,000   ReliaStar Financial Corp.
               8.000%, 10/30/2006                                                        Aa3           342,856
                                                                                               ---------------
               LODGING -- 0.6%
     600,000   Host Marriott LP
               9.500%, 1/15/2007                                                          --           609,000
                                                                                               ---------------
               MEDIA - BROADCASTING & PUBLISHING -- 1.1%
     600,000   AOL Time Warner, Inc.
               6.625%, 5/15/2029                                                        Baa1           551,654

                 See accompanying notes to financial statements.

                                                                                RATINGS (c)
                                                                              --------------
  PRINCIPAL                                                                     (UNAUDITED)
   AMOUNT      DESCRIPTION                                                        MOODY'S       VALUE (a)
--------------------------------------------------------------------------------------------------------------
               MEDIA - BROADCASTING & PUBLISHING -- CONTINUED
$    500,000   Clear Channel Communications, Inc.
               7.650%, 9/15/2010                                                        Baa3   $       566,426
                                                                                               ---------------
                                                                                                     1,118,080
                                                                                               ---------------
               MORTGAGE-BACKED -- 12.7%
     488,404   Federal Home Loan Mortgage Corp.
               6.500%, 7/01/2016                                                         Aaa           516,490
     354,664   Federal Home Loan Mortgage Corp.
               7.000%, 5/01/2031                                                         Aaa           372,772
   1,094,911   Federal National Mortgage Association
               5.500%, 5/01/2017                                                         Aaa         1,136,801
   1,335,964   Federal National Mortgage Association
               6.000%, 10/01/2016                                                        Aaa         1,398,507
     812,580   Federal National Mortgage Association
               6.000%, 5/01/2016                                                         Aaa           850,621
     540,516   Federal National Mortgage Association
               6.500%, 7/01/2028                                                         Aaa           563,694
   1,638,483   Federal National Mortgage Association
               6.500%, 4/01/2032                                                         Aaa         1,706,768
     537,193   Federal National Mortgage Association
               6.500%, 9/01/2031                                                         Aaa           559,591
     269,296   Federal National Mortgage Association
               7.000%, 10/01/2029                                                        Aaa           283,493
   1,186,366   Federal National Mortgage Association
               7.500%, 8/01/2031                                                         Aaa         1,259,612
   3,257,267   Government National Mortgage Association
               6.000%, 1/15/2032                                                         Aaa         3,395,731
     401,404   Government National Mortgage Association
               7.000%, 11/15/2028                                                        Aaa           426,460
     311,882   Government National Mortgage Association
               8.000%, 12/15/2025                                                        Aaa           340,537
                                                                                               ---------------
                                                                                                    12,811,077
                                                                                               ---------------
               OIL & GAS -- 1.5%
     400,000   Devon Financing Corp. ULC
               6.875%, 9/30/2011                                                          --           445,543
     600,000   ENSCO International, Inc.
               6.750%, 11/15/2007                                                         --           668,040
     400,000   Kerr-McGee Corp.
               5.875%, 9/15/2006                                                        Baa2           433,657
                                                                                               ---------------
                                                                                                     1,547,240
                                                                                               ---------------
               REITS - MALLS -- 1.1%
   1,000,000   Simon Property Group LP
               6.375%, 11/15/2007                                                       Baa1         1,081,679
                                                                                               ---------------
               RESTAURANTS -- 1.0%
     950,000   Yum! Brands, Inc.
               8.500%, 4/15/2006                                                         Ba1         1,009,375
                                                                                               ---------------
               RETAILERS-- 0.3%
     280,000   Target Corp.
               7.500%, 8/15/2010                                                          A2           332,386
                                                                                               ---------------
               TELEPHONE SYSTEMS-- 0.8%
     675,000   Sprint Capital Corp.
               6.125%, 11/15/2008                                                       Baa3           614,250
     200,000   Verizon New Jersey, Inc.
               5.875%, 1/17/2012                                                          --           211,903
                                                                                               ---------------
                                                                                                       826,153
                                                                                               ---------------
               U.S. GOVERNMENT -- 7.1%
   4,100,000   United States Treasury Bonds
               6.000%, 2/15/2026                                                         Aaa         4,698,506
$  1,875,000   United States Treasury Bonds
               7.500%, 11/15/2016                                                        Aaa   $     2,452,001
                                                                                               ---------------
                                                                                                     7,150,507
                                                                                               ---------------
               Total Bonds and Notes
               (Identified Cost $38,657,969)                                                        40,113,389
                                                                                               ---------------

  PRINCIPAL
   AMOUNT
  ---------
SHORT TERM INVESTMENTS -- 7.8%
   2,927,257   Repurchase Agreement with Investors Bank & Trust Co. dated
               12/31/2002 at 1.00% to be repurchased at $2,927,420 on
               1/02/2003, collateralized by $3,041,515 Federal Home Loan
               Mortgage Bond, 5.102%, due 2/01/2026 valued
               at $3,073,694                                                                         2,927,257
     100,732   Bank of Montreal, 1.320%, 1/30/2003 (f)                                                 100,732
     996,257   BNP Paribas, 1.320%, 2/07/2003 (f)                                                      996,257
     597,754   Canadian Imperial Bank of Commerce,
               1.225%, 5/19/2003 (f)                                                                   597,754
     199,251   Comerica Bank, 1.400%, 11/19/2003 (f)                                                   199,251
     996,257   Dreyfus Cash Management Plus Fund,
               1.358%, 1/02/2003 (f)                                                                   996,257
      99,626   Galaxy Funding, 1.353%, 2/07/2003 (f)                                                    99,626
     199,251   Goldman Sachs Group, Inc., 1.363%, 1/02/2003 (f)                                        199,251
     199,251   Liberty Lighthouse Funding, 1.343%, 1/14/2003 (f)                                       199,251
   1,036,107   Merrimac Cash Fund, Premium Class, 1.422%, 1/02/2003 (f)                              1,036,107
     537,978   Royal Bank of Scotland, 1.33%, 1/15/2003 (f)                                            537,978
                                                                                               ---------------
               Total Short Term Investments (Identified Cost $7,889,721)                             7,889,721
                                                                                               ---------------
               Total Investments -- 104.8%
               (Identified Cost $113,103,940) (b)                                                  106,037,256
               Other assets less liabilities                                                        (4,897,508)
                                                                                               ---------------
               Total Net Assets -- 100%                                                        $   101,139,748
                                                                                               ===============

(a)  See Note 2a of Notes to Financial Statements.
(b)  Federal Tax Information:
     At December 31, 2002, the net unrealized depreciation on investments based on cost of $113,554,679 for federal income tax purposes was as follows:

     Aggregate gross unrealized appreciation for all investments in which
     there is an excess of value over tax cost                                                 $     3,157,153
     Aggregate gross unrealized depreciation for all investments in which
     there is an excess of tax cost over value                                                     (10,674,576)
                                                                                               ---------------
     Net unrealized depreciation                                                               $    (7,517,423)
                                                                                               ===============

     At December 31, 2002, the Fund had a capital loss carryover of approximately $44,041,807 of which $15,926,671 expires on December 31, 2008, $14,747,536 expires on December 31, 2009 and $13,367,600 expires on
     December 31, 2010. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

     For the year ended December 31, 2002, the Fund has elected to defer $639,357 of capital losses attributable to Post-October losses.

     At December 31, 2002, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $129,989 in undistributed ordinary income and $0 in undistributed long-term gains.
(c) The ratings shown are believed to be the most recent ratings available at December 31, 2002. Securities are generally rated at the time of issuance. Rating agencies may revise their ratings from time to time. As a result, there can be no assurance that the same ratings would be assigned if the securities were rated at December 31, 2002. The Fund's subadviser independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.
(d)  Non-income producing security.
(e) All or a portion of this security was on loan to brokers at December 31, 2002.
(f)  Represents investments of securities lending collateral.

                 See accompanying notes to financial statements.

         JURIKA & VOYLES RELATIVE VALUE FUND -- SCHEDULE OF INVESTMENTS

Investments as of December 31, 2002

   SHARES      DESCRIPTION                                                       VALUE(a)
--------------------------------------------------------------------------------------------
COMMON STOCKS -- 94.7% OF TOTAL NET ASSETS
               AIRLINES -- 2.1%
      22,700   AMR Corp. Delaware (c)                                         $      149,820
      15,175   Southwest Airlines Co.                                                210,932
                                                                              --------------
                                                                                     360,752
                                                                              --------------
               BANKING -- 4.9%
       7,400   Comerica, Inc.                                                        319,976
      11,400   Mellon Financial Corp.                                                297,654
       4,700   Wells Fargo & Co.                                                     220,289
                                                                              --------------
                                                                                     837,919
                                                                              --------------
               BEVERAGES, FOOD & TOBACCO -- 3.1%
      14,200   Hormel Foods Corp.                                                    331,286
       6,500   Sysco Corp.                                                           193,635
                                                                              --------------
                                                                                     524,921
                                                                              --------------
               BUILDING MATERIALS -- 3.3%
      26,700   Masco Corp.                                                           562,035
                                                                              --------------
               CHEMICALS -- 1.6%
       8,500   Rohm & Haas Co.                                                       276,080
                                                                              --------------
               COMMERCIAL SERVICES -- 2.5%
      40,000   Cendant Corp. (c)(d)                                                  419,200
                                                                              --------------
               COMMUNICATIONS -- 2.7%
      51,000   3Com Corp. (c)                                                        236,130
      18,300   Scientific-Atlanta, Inc. (d)                                          217,038
                                                                              --------------
                                                                                     453,168
                                                                              --------------
               COMPUTERS -- 3.7%
       9,000   Computer Sciences Corp. (c)(d)                                        310,050
       9,800   Electronic Data Systems Corp.                                         180,614
       6,600   SanDisk Corp. (c)                                                     133,980
                                                                              --------------
                                                                                     624,644
                                                                              --------------
               COSMETICS & PERSONAL CARE -- 1.5%
       5,500   Kimberly-Clark Corp.                                                  261,085
                                                                              --------------
               ELECTRICAL EQUIPMENT -- 2.0%
       6,800   Emerson Electric Co.                                                  345,780
                                                                              --------------
               ENTERTAINMENT & LEISURE -- 2.4%
      21,200   Blockbuster, Inc., Class A                                            259,700
       8,100   Sabre Holdings Corp. (c)                                              146,691
                                                                              --------------
                                                                                     406,391
                                                                              --------------
               FINANCIAL SERVICES -- 4.4%
      12,700   Freddie Mac                                                           749,935
                                                                              --------------
               FOOD RETAILERS -- 1.5%
      11,200   Safeway, Inc. (c)                                                     261,632
                                                                              --------------
               HEALTH CARE PROVIDERS -- 3.3%
       8,000   WellPoint Health Networks, Inc. (c)                                   569,280
                                                                              --------------
               HEAVY CONSTRUCTION -- 2.0%
      12,400   Fluor Corp.                                                           347,200
                                                                              --------------
               HEAVY MACHINERY -- 5.1%
      15,100   Cognex Corp. (c)                                                      278,293
      13,000   Deere & Co.                                                           596,050
                                                                              --------------
                                                                                     874,343
                                                                              --------------
               INSURANCE -- 8.9%
       6,100   American International Group, Inc.                             $      352,885
       8,400   IPC Holdings, Ltd. (c)                                                264,936
       3,800   PartnerRe, Ltd.                                                       196,916
      10,800   Protective Life Corp.                                                 297,216
       5,300   Prudential Financial, Inc.                                            168,222
       7,100   Safeco Corp.                                                          246,157
                                                                              --------------
                                                                                   1,526,332
                                                                              --------------
               MEDIA - BROADCASTING & PUBLISHING -- 5.5%
       4,700   Gannett Co., Inc.                                                     337,460
       9,800   McGraw-Hill Cos. (The), Inc.                                          592,312
                                                                              --------------
                                                                                     929,772
                                                                              --------------
               OIL & GAS -- 9.1%
       6,100   Baker Hughes, Inc.                                                    196,359
       6,000   ChevronTexaco Corp.                                                   398,880
      18,500   GlobalSantaFe Corp.                                                   449,920
      32,600   Suncor Energy, Inc.                                                   510,842
                                                                              --------------
                                                                                   1,556,001
                                                                              --------------
               PHARMACEUTICALS -- 5.2%
       6,400   Bristol-Myers Squibb Co.                                              148,160
       9,300   Pfizer, Inc.                                                          284,301
      10,702   Pharmacia Corp.                                                       447,344
                                                                              --------------
                                                                                     879,805
                                                                              --------------
               RESTAURANTS -- 3.5%
      11,900   Brinker International, Inc. (c)                                       383,775
       7,900   Wendy's International, Inc.                                           213,853
                                                                              --------------
                                                                                     597,628
                                                                              --------------
               RETAILERS -- 2.8%
       5,200   Costco Wholesale Corp. (c)                                            145,912
      11,600   Federated Department Stores, Inc. (c)                                 333,616
                                                                              --------------
                                                                                     479,528
                                                                              --------------
               SEMICONDUCTORS -- 2.5%
      26,800   LSI Logic Corp. (c)                                                   154,636
      13,600   STMicroelectronics NV (d)                                             265,336
                                                                              --------------
                                                                                     419,972
                                                                              --------------
               SOFTWARE -- 4.4%
      20,600   Activision, Inc. (c)(d)                                               300,554
       6,300   First Data Corp.                                                      223,083
      34,300   Transaction Systems Architects, Inc. (c)                              222,950
                                                                              --------------
                                                                                     746,587
                                                                              --------------
               TELEPHONE SYSTEMS -- 2.2%
      13,900   SBC Communications, Inc.                                              376,829
                                                                              --------------
               TEXTILES, CLOTHING & FABRICS -- 2.5%
       9,500   NIKE, Inc., Class B                                                   422,465
                                                                              --------------
               TRANSPORTATION -- 2.0%
      17,000   Norfolk Southern Corp.                                                339,830
                                                                              --------------
               Total Common Stocks (Identified Cost $19,548,447)                  16,149,114
                                                                              --------------

                 See accompanying notes to financial statements.

  PRINCIPAL
   AMOUNT      DESCRIPTION                                                       VALUE(a)
--------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 12.8%
$    924,043   Repurchase Agreement with Investors Bank & Trust Co. dated
               12/31/2002 at 1.00% to be repurchased at $924,094 on
               1/02/2003, collateralized by $905,375 Small Business
               Administration Bond, 5.375%, due 6/25/2014 valued
               at $970,245                                                    $      924,043
      25,536   Bank of Montreal, 1.320%, 1/30/2003 (e)                                25,536
     252,554   BNP Paribas, 1.320%, 2/07/2003 (e)                                    252,554
     151,533   Canadian Imperial Bank of Commerce,
               1.225%, 5/19/2003 (e)                                                 151,533
      50,511   Comerica Bank, 1.400%, 11/19/2003 (e)                                  50,511
     252,554   Dreyfus Cash Management Plus Fund,
               1.358%, 1/02/2003 (e)                                                 252,554
      25,255   Galaxy Funding, 1.353%, 2/07/2003 (e)                                  25,255
      50,511   Goldman Sachs Group, Inc., 1.363%, 1/02/2003 (e)                       50,511
      50,511   Liberty Lighthouse Funding, 1.343%, 1/14/2003 (e)                      50,511
     262,656   Merrimac Cash Fund, Premium Class, 1.422%, 1/02/2003 (e)              262,656
     136,379   Royal Bank of Scotland, 1.33%, 1/15/2003 (e)                          136,379
                                                                              --------------
               Total Short Term Investments (Identified Cost $2,182,043)           2,182,043
                                                                              --------------
               Total Investments -- 107.5%
               (Identified Cost $21,730,490) (b)                                  18,331,157
               Other assets less liabilities                                      (1,275,779)
                                                                              --------------
               Total Net Assets -- 100%                                       $   17,055,378
                                                                              ==============

(a)  See Note 2a of Notes to Financial Statements.
(b)  Federal Tax Information:
     At December 31, 2002, the net unrealized depreciation on investments based on cost of $21,848,301 for federal income tax purposes was as follows:

     Aggregate gross unrealized appreciation for all investments in which
     there is an excess of value over tax cost                                $      956,703
     Aggregate gross unrealized depreciation for all investments in which
     there is an excess of tax cost over value                                    (4,473,847)
                                                                              --------------
     Net unrealized depreciation                                              $   (3,517,144)
                                                                              ==============

     At December 31, 2002, the Fund had a capital loss carryover of approximately $3,163,163 of which $3,163,163 expires on December 31, 2010. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

     For the year ended December 31, 2002, the Fund has elected to defer $114,573 of capital losses attributable to Post-October losses.
(c)  Non-income producing security.
(d) All or a portion of this security was on loan to brokers at December 31, 2002.
(e)  Represents investments of securities lending collateral.

                 See accompanying notes to financial statements.

                 LARGE CAP VALUE FUND -- SCHEDULE OF INVESTMENTS

Investments as of December 31, 2002

   SHARES      DESCRIPTION                                                       VALUE(a)
--------------------------------------------------------------------------------------------
COMMON STOCKS -- 98.1% OF TOTAL NET ASSETS
               AEROSPACE & DEFENSE -- 3.8%
       1,900   General Dynamics Corp.                                         $      150,803
       6,300   Goodrich Corp.                                                        115,416
       8,600   Raytheon Co.                                                          264,450
                                                                              --------------
                                                                                     530,669
                                                                              --------------
               BANKING -- 10.7%
       4,000   Bank of America Corp. (d)                                             278,280
      12,900   Bank Of New York Co. (The), Inc.                                      309,084
      12,600   Mellon Financial Corp.                                                328,986
      10,300   US Bancorp                                                            218,566
       6,200   Wachovia Corp.                                                        225,928
       4,000   Washington Mutual, Inc.                                               138,120
                                                                              --------------
                                                                                   1,498,964
                                                                              --------------
               BEVERAGES, FOOD & TOBACCO -- 8.3%
       4,000   Anheuser-Busch Cos., Inc.                                             193,600
       3,000   Coca-Cola Co. (The)                                                   131,460
       3,500   General Mills, Inc.                                                   164,325
       6,500   Kraft Foods, Inc.                                                     253,045
       9,740   PepsiCo, Inc.                                                         411,223
                                                                              --------------
                                                                                   1,153,653
                                                                              --------------
               BUILDING MATERIALS -- 2.0%
       2,200   American Standard Cos., Inc. (c)                                      156,508
       3,400   Lowe's Cos., Inc.                                                     127,500
                                                                              --------------
                                                                                     284,008
                                                                              --------------
               COMMERCIAL SERVICES -- 0.9%
      12,100   Cendant Corp. (c)                                                     126,808
                                                                              --------------
               COMMUNICATIONS -- 1.3%
      13,500   Cisco Systems, Inc. (c)                                               176,850
                                                                              --------------
               COMPUTERS -- 3.5%
       6,200   Dell Computer Corp. (c)                                               165,788
       9,600   Hewlett-Packard Co.                                                   166,656
       2,000   International Business Machines Corp.                                 155,000
                                                                              --------------
                                                                                     487,444
                                                                              --------------
               COSMETICS & PERSONAL CARE -- 1.0%
       2,700   Colgate-Palmolive Co.                                                 141,561
                                                                              --------------
               ELECTRIC UTILITIES -- 1.0%
       4,400   FirstEnergy Corp.                                                     145,068
                                                                              --------------
               ELECTRICAL EQUIPMENT -- 3.7%
       6,200   Emerson Electric Co.                                                  315,270
       8,400   General Electric Co.                                                  204,540
                                                                              --------------
                                                                                     519,810
                                                                              --------------
               ELECTRONICS -- 1.1%
       1,900   Johnson Controls, Inc.                                                152,323
                                                                              --------------
               FINANCIAL SERVICES -- 11.7%
       4,000   American Express Co.                                                  141,400
       4,800   Capital One Financial Corp. (d)                                       142,656
      11,800   Citigroup, Inc.                                                       415,242
       5,400   Fannie Mae                                                            347,382
       2,700   Goldman Sachs Group, Inc.                                             183,870
      10,500   J.P. Morgan Chase & Co.                                               252,000
       4,000   Merrill Lynch & Co., Inc.                                             151,800
                                                                              --------------
                                                                                   1,634,350
                                                                              --------------
               FOREST PRODUCTS & PAPER -- 1.0%
      10,900   Sappi, Ltd. (ADR)                                                     144,098
                                                                              --------------
               HEALTH CARE PROVIDERS -- 3.2%
       7,400   HCA, Inc.                                                      $      307,100
       8,400   Tenet Healthcare Corp. (c)                                            137,760
                                                                              --------------
                                                                                     444,860
                                                                              --------------
               HOUSEHOLD PRODUCTS -- 2.4%
       5,400   Avery Dennison Corp.                                                  329,832
                                                                              --------------
               INSURANCE -- 10.8%
       8,800   ACE, Ltd.                                                             258,192
       3,500   AMBAC Financial Group, Inc.                                           196,840
       5,674   American International Group, Inc.                                    328,241
       4,500   Marsh & McLennan Cos., Inc.                                           207,945
       9,900   Radian Group, Inc.                                                    367,785
      10,507   Travelers Property Casualty Corp. (c)                                 153,927
                                                                              --------------
                                                                                   1,512,930
                                                                              --------------
               LODGING -- 1.0%
       2,500   Mandalay Resort Group (c)                                              76,525
       2,000   MGM MIRAGE (c)                                                         65,940
                                                                              --------------
                                                                                     142,465
                                                                              --------------
               MEDIA - BROADCASTING & PUBLISHING -- 2.5%
       3,100   Gannett Co., Inc.                                                     222,580
       2,200   McGraw-Hill Cos. (The), Inc.                                          132,968
                                                                              --------------
                                                                                     355,548
                                                                              --------------
               MEDICAL SUPPLIES -- 1.1%
       5,600   Baxter International, Inc. (d)                                        156,800
                                                                              --------------
               OIL & GAS -- 9.2%
       5,600   Baker Hughes, Inc.                                                    180,264
      23,100   Exxon Mobil Corp.                                                     807,114
       3,500   Kerr-McGee Corp.                                                      155,050
       6,000   Transocean, Inc.                                                      139,200
                                                                              --------------
                                                                                   1,281,628
                                                                              --------------
               PHARMACEUTICALS -- 4.7%
       5,200   Merck & Co., Inc.                                                     294,372
       8,800   Pharmacia Corp.                                                       367,840
                                                                              --------------
                                                                                     662,212
                                                                              --------------
               RESTAURANTS -- 1.8%
       7,100   Outback Steakhouse, Inc.                                              244,524
                                                                              --------------
               RETAILERS -- 4.8%
      10,300   CVS Corp.                                                             257,191
      10,800   Office Depot, Inc. (c)                                                159,408
       4,500   Target Corp.                                                          135,000
       2,500   Wal-Mart Stores, Inc.                                                 126,275
                                                                              --------------
                                                                                     677,874
                                                                              --------------
               SEMICONDUCTORS -- 1.9%
      10,300   Applied Materials, Inc. (c)                                           134,209
       8,800   Intel Corp.                                                           137,016
                                                                              --------------
                                                                                     271,225
                                                                              --------------
               SOFTWARE -- 1.1%
       2,900   Microsoft Corp. (c)                                                   149,930
                                                                              --------------
               TELEPHONE SYSTEMS -- 3.6%
       8,200   BellSouth Corp.                                                       212,134
       7,516   Verizon Communications, Inc.                                          291,245
                                                                              --------------
                                                                                     503,379
                                                                              --------------
               TOTAL COMMON STOCKS (IDENTIFIED COST $14,671,192)                  13,728,813
                                                                              ==============

                 See accompanying notes to financial statements.

   UNITS       DESCRIPTION                                                       VALUE(a)
--------------------------------------------------------------------------------------------
CONVERTIBLE SECURITY -- 1.0%
               FINANCIAL SERVICES -- 1.0%
     9,550     Merrill Lynch & Co., Inc., 8% STRIDES exchangeable for
               shares of Cisco Systems common stock, zero coupon              $      133,891
                                                                              --------------
               Total Convertible Security (Identified Cost $158,079)                 133,891
                                                                              --------------

 PRINCIPAL
  AMOUNT
------------
SHORT TERM INVESTMENTS -- 5.3%
$    147,561   Repurchase Agreement with Investors Bank & Trust Co. dated
               12/31/2002 at 1.00% to be repurchased at $147,569 on
               1/02/2003, collateralized by $153,522 Federal National
               Mortgage Association Bond, 4.748%, due 10/01/2026
               valued at $155,006                                                    147,561
      12,163   Bank of Montreal, 1.320%, 1/30/2003 (e)                                12,163
     120,295   BNP Paribas, 1.320%, 2/07/2003 (e)                                    120,295
      72,177   Canadian Imperial Bank of Commerce,
               1.225%, 5/19/2003 (e)                                                  72,177
      24,059   Comerica Bank, 1.400%, 11/19/2003 (e)                                  24,059
     120,294   Dreyfus Cash Management Plus Fund, 1.358%, 1/02/2003 (e)              120,294
      12,029   Galaxy Funding, 1.353%, 2/07/2003 (e)                                  12,029
      24,059   Goldman Sachs Group, Inc., 1.363%, 1/02/2003 (e)                       24,059
      24,059   Liberty Lighthouse Funding, 1.343%, 1/14/2003 (e)                      24,059
     125,106   Merrimac Cash Fund, Premium Class, 1.422%, 1/02/2003 (e)              125,106
      64,959   Royal Bank of Scotland, 1.33%, 1/15/2003 (e)                           64,959
                                                                              --------------
               Total Short Term Investments (Identified Cost $746,761)               746,761
                                                                              --------------
               Total Investments -- 104.4%
               (Identified Cost $15,576,032) (b)                                  14,609,465
               Other assets less liabilities                                        (618,884)
                                                                              --------------
               Total Net Assets -- 100%                                       $   13,990,581
                                                                              ==============

(a)  See Note 2a of Notes to Financial Statements.
(b)  Federal Tax Information:
     At December 31, 2003, the net unrealized depreciation on investments based on cost of $15,631,263 for federal income tax purposes was as follows:

     Aggregate gross unrealized appreciation for all investments in which
     there is an excess of value over tax cost                                $      428,342
     Aggregate gross unrealized depreciation for all investments in which
     there is an excess of tax cost over value                                    (1,450,140)
                                                                              --------------
     Net unrealized depreciation                                              $   (1,021,798)
                                                                              ==============

     At December 31, 2003, the Fund had a capital loss carryover of approximately $2,504,354 of which $254,837 expires on December 31, 2008 and $2,249,517 expires on December 31, 2010. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

     For the year ended December 31, 2003, the Fund has elected to defer $1,088,261 of capital losses attributable to Post-October losses.

     At December 31, 2003, the components of distributable earnings, excluding unrealized appreciation/depreciation, disclosed on a tax basis consisted of $2,567 in undistributed ordinary income and $0 in undistributed long-term gains.
(c)  Non-income producing security.
(d) All or a portion of this security was on loan to brokers at December 31, 2002.
(e)  Represents investments of securities lending collateral.
ADR An American Depositary Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

                See accompanying notes to financial statements.

                     SELECT FUND -- SCHEDULE OF INVESTMENTS

Investments as of December 31, 2002

   SHARES      DESCRIPTION                                                       VALUE(a)
--------------------------------------------------------------------------------------------
COMMON STOCKS -- 92.9% OF TOTAL NET ASSETS
               BANKING -- 16.6%
   1,158,000   Washington Mutual, Inc.                                        $   39,985,740
                                                                              --------------
               BIOTECHNOLOGY -- 4.6%
     292,800   Chiron Corp. (c)(d)                                                11,009,280
                                                                              --------------
               COMMERCIAL SERVICES -- 11.7%
     441,900   H&R Block, Inc.                                                    17,764,380
     355,000   Valassis Communications, Inc. (c)                                  10,447,650
                                                                              --------------
                                                                                  28,212,030
                                                                              --------------
               COMPUTERS -- 2.4%
     314,900   Electronic Data Systems Corp.                                       5,803,607
                                                                              --------------
               ENVIRONMENTAL CONTROL -- 4.4%
     458,000   Waste Management, Inc.                                             10,497,360
                                                                              --------------
               FOOD RETAILERS -- 4.4%
     683,000   Kroger Co. (The) (c)                                               10,552,350
                                                                              --------------
               MEDIA - BROADCASTING & PUBLISHING -- 13.5%
     759,300   AOL Time Warner, Inc. (c)                                           9,946,830
     185,300   Knight-Ridder, Inc.                                                11,720,225
   1,226,400   Liberty Media Corp. (c)                                            10,964,016
                                                                              --------------
                                                                                  32,631,071
                                                                              --------------
               MEDICAL SUPPLIES -- 3.7%
     286,500   Guidant Corp. (c)                                                   8,838,525
                                                                              --------------
               OIL & GAS -- 5.2%
     293,600   Burlington Resources, Inc.                                         12,522,040
                                                                              --------------
               PHARMACEUTICALS -- 4.7%
     476,000   Omnicare, Inc.                                                     11,343,080
                                                                              --------------
               RESTAURANTS -- 2.0%
     197,400   Yum! Brands, Inc. (c)                                               4,781,028
                                                                              --------------
               RETAILERS -- 4.4%
     458,200   J.C. Penney Co., Inc. (d)                                          10,543,182
                                                                              --------------
               SOFTWARE -- 7.8%
     345,700   First Data Corp.                                                   12,241,237
   1,981,000   Novell, Inc. (c)                                                    6,616,540
                                                                              --------------
                                                                                  18,857,777
                                                                              --------------
               TELEPHONE SYSTEMS -- 3.6%
     603,700   SPRINT CORP. (FON Group)                                            8,741,576
                                                                              --------------
               TOOLS -- 3.9%
     219,800   Black & Decker Corp.                                                9,427,222
                                                                              --------------
               Total Common Stocks (Identified Cost $243,813,012)                223,745,868
                                                                              --------------
 PRINCIPAL
   AMOUNT      DESCRIPTION                                                       VALUE(a)
--------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 14.4%
$ 17,444,018   Repurchase Agreement with Investors Bank & Trust Co. dated
               12/31/2002 at 1.00% to be repurchased at $17,444,987 on
               1/02/2003, collateralized by $18,264,658 Federal Home Loan
               Mortgage Bond, 1.97%, due 3/15/2032 valued
               at $18,323,025                                                 $   17,444,018
     348,018   Bank of Montreal, 1.320%, 1/30/2003 (e)                               348,018
   3,441,964   BNP Paribas, 1.320%, 2/07/2003 (e)                                  3,441,964
   2,065,178   Canadian Imperial Bank of Commerce, 1.225%, 5/19/2003 (e)           2,065,178
     688,393   Comerica Bank, 1.400%, 11/19/2003 (e)                                 688,393
   3,441,964   Dreyfus Cash Management Plus Fund, 1.358%, 1/02/2003 (e)            3,441,964
     344,196   Galaxy Funding, 1.353%, 2/07/2003 (e)                                 344,196
     688,392   Goldman Sachs Group, Inc., 1.363%, 1/02/2003 (e)                      688,392
     688,393   Liberty Lighthouse Funding, 1.343%, 1/14/2003 (e)                     688,393
   3,579,642   Merrimac Cash Fund, Premium Class, 1.422%, 1/02/2003 (e)            3,579,642
   1,858,660   Royal Bank of Scotland, 1.33%, 1/15/2003 (e)                        1,858,660
                                                                              --------------
               Total Short Term Investments (Identified Cost $34,588,818)         34,588,818
                                                                              --------------
               Total Investments -- 107.3%
               (Identified Cost $278,401,830) (b)                                258,334,686
               Other assets less liabilities                                     (17,611,244)
                                                                              --------------
               Total Net Assets -- 100%                                       $  240,723,442
                                                                              ==============

(a)  See Note 2a of Notes to Financial Statements.
(b)  Federal Tax Information:
     At December 31, 2003, the net unrealized depreciation on investments based on cost of $278,401,830 for federal income tax purposes was as follows:

     Aggregate gross unrealized appreciation for all investments in which
     there is an excess of value over tax cost                                $    6,424,488
     Aggregate gross unrealized depreciation for all investments in which
     there is an excess of tax cost over value                                   (26,491,632)
                                                                              --------------
     Net unrealized depreciation                                              $  (20,067,144)
                                                                              ==============

     At December 31, 2003, the Fund had a capital loss carryover of approximately $8,193,164 of which $1,480,080 expires on December 31, 2009 and $6,713,084 expires on December 31, 2010. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

     For the year ended December 31, 2003, the Fund has elected to defer $7,802,742 of capital losses attributable to Post-October losses.
(c)  Non-income producing security.
(d) All or a portion of this security was on loan to brokers at December 31, 2002.
(e)  Represents investments of securities lending collateral.

                 See accompanying notes to financial statements.

        JURIKA & VOYLES SMALL CAP GROWTH FUND -- SCHEDULE OF INVESTMENTS

Investments as of December 31, 2002

   SHARES      DESCRIPTION                                                       VALUE(a)
--------------------------------------------------------------------------------------------
COMMON STOCKS -- 101.2% OF TOTAL NET ASSETS
               ADVERTISING -- 2.1%
      27,500   Given Imaging, Ltd. (c)(d)                                     $      254,650
                                                                              --------------
               BANKING -- 1.3%
      12,500   STERLING BANCSHARES, INC.                                             152,875
                                                                              --------------
               BEVERAGES, FOOD & TOBACCO -- 0.0%
      19,500   Suprema Specialties, Inc. (c)(e)                                          390
                                                                              --------------
               BIOTECHNOLOGY -- 2.2%
       7,000   Martek Biosciences Corp. (c)(d)                                       176,120
      21,000   Xoma, Ltd. (c)                                                         88,830
                                                                              --------------
                                                                                     264,950
                                                                              --------------
               COMMERCIAL SERVICES -- 9.4%
      15,000   Administaff, Inc. (c)(d)                                               90,000
      10,500   AMN Healthcare Services, Inc. (c)(d)                                  177,555
       6,500   Coinstar, Inc. (c)                                                    147,225
      29,000   Euronet Worldwide, Inc. (c)                                           217,790
       7,000   Iron Mountain, Inc. (c)                                               231,070
       5,750   Pharmaceutical Product Development, Inc. (c)                          168,302
      10,000   ProxyMed, Inc. (c)                                                    104,400
                                                                              --------------
                                                                                   1,136,342
                                                                              --------------
               COMMUNICATIONS -- 4.4%
      26,500   Intrado, Inc. (c)                                                     263,119
      13,000   Nextel Communications, Inc. (c)                                       150,150
      92,000   Q Comm International, Inc. (c)                                         66,240
     110,000   US Unwired, Inc. (c)                                                   53,900
                                                                              --------------
                                                                                     533,409
                                                                              --------------
               COMPUTERS -- 5.4%
      42,000   Concurrent Computer Corp. (c)                                         120,960
      12,500   Fidelity National Information Solutions, Inc. (c)                     215,625
     187,500   LivePerson, Inc. (c)                                                  176,250
      23,600   Maxtor Corp. (c)                                                      119,416
      13,500   Wave Systems Corp., Class A (c)                                        17,955
                                                                              --------------
                                                                                     650,206
                                                                              --------------
               ELECTRONICS -- 4.4%
      75,000   Duraswitch Industries, Inc. (c)                                        71,250
      22,500   Globespan Virata, Inc. (c)                                             99,225
      40,000   IMAX Corp. (c)                                                        161,600
      22,000   Kopin Corp. (c)                                                        86,240
      22,000   Sonic Solutions (c)(d)                                                110,000
                                                                              --------------
                                                                                     528,315
                                                                              --------------
               ENTERTAINMENT & LEISURE -- 2.1%
      17,100   Hollywood Entertainment Corp. (c)(d)                                  258,210
                                                                              --------------
               ENVIRONMENTAL CONTROL -- 1.5%
       5,700   Stericycle, Inc. (c)(d)                                               184,560
                                                                              --------------
               FINANCIAL SERVICES -- 1.3%
       5,000   Federal Agriculture Mortgage Corp. (c)(d)                             153,200
                                                                              --------------
               HEALTH CARE PROVIDERS -- 0.1%
       1,000   VistaCare, Inc., Class A (c)                                           16,000
                                                                              --------------
               HEALTHCARE-SERVICES -- 2.3%
      16,000   American Healthways, Inc. (c)(d)                                      280,000
                                                                              --------------
               HEAVY CONSTRUCTION -- 1.2%
       4,600   Chicago Bridge & Iron Co. NV                                          138,920
                                                                              --------------
               HEAVY MACHINERY -- 3.2%
      95,000   SureBeam Corp., Class A (c)(d)                                        383,800
                                                                              --------------
               INSURANCE -- 1.8%
      15,400   Safety Insurance Group, Inc. (c)                                      221,452
                                                                              --------------
               INTERNET -- 21.4%
      22,000   Alloy, Inc. (c)(d)                                             $      240,900
      45,000   Chordiant Software, Inc. (c)                                           64,800
     100,000   Click2learn, Inc. (c)                                                  75,000
      20,000   Digital Insight Corp. (c)                                             173,800
      22,500   DoubleClick, Inc. (c)                                                 127,350
      29,000   Earthlink, Inc. (c)                                                   158,050
      16,500   ebookers PLC (ADR) (c)(d)                                             208,230
      45,000   Imanage, Inc. (c)                                                     144,000
       7,500   Internet Security Systems, Inc. (c)(d)                                137,475
     175,500   Intraware, Inc. (c)                                                   193,050
       6,400   LendingTree, Inc. (c)(d)                                               82,432
     160,000   LookSmart, Ltd. (c)                                                   396,800
      70,000   Raindance Communications, Inc. (c)                                    226,100
      15,000   VeriSign, Inc. (c)                                                    120,300
       9,500   Verity, Inc. (c)                                                      127,215
      16,200   WatchGuard Technologies, Inc. (c)                                     103,372
                                                                              --------------
                                                                                   2,578,874
                                                                              --------------
               LODGING -- 1.1%
       7,700   Station Casinos, Inc. (c)(d)                                          136,290
                                                                              --------------
               MEDIA - BROADCASTING & PUBLISHING -- 0.9%
       7,500   Cumulus Media, Inc. (c)                                               111,525
                                                                              --------------
               MEDICAL SUPPLIES -- 10.4%
      22,500   Conceptus, Inc. (c)(d)                                                269,550
       5,900   Exactech, Inc. (c)                                                    114,696
      28,000   HealtheTech, Inc. (c)(d)                                              175,000
      75,500   LifePoint, Inc. (c)                                                   117,780
      19,000   Med-Design Corp. (c)(d)                                               153,102
      65,700   Medwave, Inc. (c)                                                      62,415
      37,500   Rita Medical Systems, Inc. (c)                                        189,375
      22,500   Thoratec Corp. (c)                                                    171,675
                                                                              --------------
                                                                                   1,253,593
                                                                              --------------
               OIL & GAS -- 8.1%
       4,000   Atwood Oceanics, Inc. (c)(d)                                          120,400
      14,000   Headwaters, Inc. (c)                                                  217,140
       7,500   Quicksilver Resources, Inc. (c)                                       168,225
       8,000   Remington Oil Gas Corp. (c)                                           131,280
       6,500   Tetra Technologies, Inc. (c)                                          138,905
      20,000   Ultra Petroleum Corp. (c)                                             198,000
                                                                              --------------
                                                                                     973,950
                                                                              --------------
               PHARMACEUTICALS -- 3.0%
       8,000   aaiPharma, Inc. (c)(d)                                                112,160
       7,500   Adolor Corp. (c)                                                      102,900
      24,000   Hollis-Eden Pharmaceuticals (c)(d)                                    140,400
                                                                              --------------
                                                                                     355,460
                                                                              --------------
               RESTAURANTS -- 0.9%
       4,500   California Pizza Kitchen, Inc. (c)                                    113,400
                                                                              --------------
               RETAILERS -- 1.9%
       9,500   GameStop Corp. (c)                                                     93,100
       6,500   World Fuel Services Corp.                                             133,250
                                                                              --------------
                                                                                     226,350
                                                                              --------------
               SEMICONDUCTORS -- 2.8%
       9,000   Emulex Corp. (c)                                                      166,950
      23,600   Ibis Technology Corp. (c)                                             110,920
      10,000   Silicon Image, Inc. (c)                                                60,000
                                                                              --------------
                                                                                     337,870
                                                                              --------------

                 See accompanying notes to financial statements.

   SHARES      DESCRIPTION                                                       VALUE(a)
--------------------------------------------------------------------------------------------
               SOFTWARE -- 5.7%
      25,400   Activcard SA (c)                                               $      217,170
      14,000   Activision, Inc. (c)(d)                                               204,260
     230,700   Sagent Technology, Inc. (c)                                            69,210
      57,500   SkillSoft PLC (ADR) (c)                                               158,125
      41,500   VA Software Corp. (c)                                                  37,765
                                                                              --------------
                                                                                     686,530
                                                                              --------------
               TRANSPORTATION -- 2.3%
      11,000   Celadon Group, Inc. (c)                                               129,459
       6,000   P.A.M. Transportation Services, Inc. (c)                              151,260
                                                                              --------------
                                                                                     280,719
                                                                              --------------
               Total Common Stocks (Identified Cost $18,154,571)                  12,211,840
                                                                              --------------

 PRINCIPAL
  AMOUNT
------------
SHORT TERM INVESTMENTS -- 31.2%
$     76,344   Bank of Montreal, 1.320%, 1/30/2003 (f)                                76,344
     755,059   BNP Paribas, 1.320%, 2/07/2003 (f)                                    755,059
     453,035   Canadian Imperial Bank of Commerce, 1.225%, 5/19/2003 (f)             453,035
     151,012   Comerica Bank, 1.400%, 11/19/2003 (f)                                 151,012
     755,059   Dreyfus Cash Management Plus Fund, 1.358%, 1/02/2003 (f)              755,059
      75,506   Galaxy Funding, 1.353%, 2/07/2003 (f)                                  75,506
     151,012   Goldman Sachs Group, Inc., 1.363%, 1/02/2003 (f)                      151,012
     151,012   Liberty Lighthouse Funding, 1.343%, 1/14/2003 (f)                     151,012
     785,262   Merrimac Cash Fund, Premium Class, 1.422%, 1/02/2003 (f)              785,262
     407,732   Royal Bank of Scotland, 1.33%, 1/15/2003 (f)                          407,732
                                                                              --------------
               Total Short Term Investments (Identified Cost $3,761,033)           3,761,033
                                                                              --------------
               Total Investments -- 132.4%
               (Identified Cost $21,915,604)(b)                                   15,972,873
               Other assets less liabilities                                      (3,908,991)
                                                                              --------------
               Total Net Assets -- 100%                                       $   12,063,882
                                                                              ==============

(a)  See Note 2a of Notes to Financial Statements.
(b)  Federal Tax Information:
     At December 31, 2003, the net unrealized depreciation on investments based on cost of $22,160,678 for federal income tax purposes was as follows:

     Aggregate gross unrealized appreciation for all investments in which
     there is an excess of value over tax cost                                $      325,576
     Aggregate gross unrealized depreciation for all investments in which
     there is an excess of tax cost over value                                    (6,513,381)
                                                                              --------------
     Net unrealized depreciation                                              $   (6,187,805)
                                                                              ==============

     At December 31, 2003, the Fund had a capital loss carryover of approximately $16,834,586 of which $6,245,133 expires on December 31, 2008, $1,234,672 expires on December 31, 2009 and $9,354,781 expires on December 31, 2010. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

     For the year ended December 31, 2003, the Fund has elected to defer $851,064 of capital losses attributable to Post-October losses.
(c)  Non-income producing security.
(d) All or a portion of this security was on loan to brokers at December 31, 2002.
(e)  Issuer filed petition under Chapter 7 of the Federal Bankruptcy Code.
(f)  Represents investments of securities lending collateral.
ADR An American Depositary Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

                 See accompanying notes to financial statements.

              INTERNATIONAL EQUITY FUND -- SCHEDULE OF INVESTMENTS

Investments as of December 31, 2002

  SHARES      DESCRIPTION                                            VALUE(a)
-------------------------------------------------------------------------------
COMMON STOCKS -- 95.7% OF TOTAL NET ASSETS
              AUSTRALIA -- 4.5%
     58,000   Amcor, Ltd.                                           $   277,011
     18,050   CSL, Ltd.                                                 219,327
    162,000   John Fairfax Holdings, Ltd.                               293,449
     73,000   News Corp., Ltd.                                          471,439
     18,750   Rio Tinto, Ltd.                                           358,098
                                                                    -----------
                                                                      1,619,324
                                                                    -----------
              AUSTRIA -- 1.8%
     62,000   Telekom Austria AG (c)                                    627,467
                                                                    -----------
              CANADA-- 5.0%
     32,400   Agrium, Inc. (d)                                          366,445
     13,854   EnCana Corp.                                              427,937
     15,477   Fairmont Hotels & Resorts, Inc.                           358,895
     10,500   Precision Drilling Corp., Class A (c)                     338,763
     13,200   Toronto-Dominion Bank (The)                               284,278
                                                                    -----------
                                                                      1,776,318
                                                                    -----------
              FINLAND -- 3.8%
     21,800   Nokia OYJ (ADR)                                           337,900
     59,000   Stora Enso OYJ                                            621,856
     12,400   UPM-Kymmene OYJ                                           397,938
                                                                    -----------
                                                                      1,357,694
                                                                    -----------
              FRANCE -- 5.1%
      7,100   Aventis SA                                                385,709
     10,700   Pechiney SA, Class A (d)                                  375,251
      5,900   Sanofi-Synthelabo SA                                      360,429
      2,500   Technip-Coflexip SA                                       178,812
      3,740   TotalFinaElf SA                                           533,828
                                                                    -----------
                                                                      1,834,029
                                                                    -----------
              GERMANY -- 2.2%
      9,700   Altana AG (d)                                             440,486
      7,800   Deutsche Bank AG                                          359,113
                                                                    -----------
                                                                        799,599
                                                                    -----------
              GREECE -- 2.3%
     42,100   Greek Organization of Football Prognostics SA             443,290
     27,350   Public Power Corp.                                        378,046
                                                                    -----------
                                                                        821,336
                                                                    -----------
              HONG KONG -- 1.4%
     76,000   China Mobile (Hong Kong), Ltd. (c)                        181,265
    188,100   Esprit Holdings, Ltd.                                     315,970
                                                                    -----------
                                                                        497,235
                                                                    -----------
              INDIA -- 0.6%
     10,225   Dr. Reddy's Laboratories, Ltd. (ADR)                      197,649
                                                                    -----------
              IRELAND -- 3.6%
    109,600   Anglo Irish Bank Corp., 144A (c)                          781,612
     73,400   Ryanair Holdings PLC (c)                                  511,905
                                                                    -----------
                                                                      1,293,517
                                                                    -----------
              ISRAEL -- 1.0%
      9,000   Teva Pharmaceutical Industries, Ltd. (ADR)                347,490
                                                                    -----------
              ITALY -- 6.8%
     47,555   Banco Popolare di Verona e Novara Scrl                    530,153
     37,450   Eni SpA (d)                                               595,027
    181,100   IntesaBci SpA                                             381,757
     48,000   Mediaset SpA                                              365,468
     27,900   Saipem SpA                                                186,387
     93,000   UniCredito Italiano SpA (d)                               371,604
                                                                    -----------
                                                                      2,430,396
                                                                    -----------
              JAPAN -- 12.0%
     23,700   Bridgestone Corp. (d)                                 $   293,356
     13,000   Canon, Inc.                                               489,306
         47   Fuji Television Network, Inc.                             189,171
      1,600   Funai Electric Co., Ltd.                                  186,999
        105   Japan Telecom Holdings Co., Ltd.                          325,362
     37,150   JFE Holdings, Inc. (c)                                    450,768
     66,000   JGC Corp.                                                 369,013
      2,300   Keyence Corp.                                             399,924
     70,800   Nissan Motor Co., Ltd.                                    552,044
      4,200   Nitto Denko Corp.                                         119,535
      2,400   Rohm Co., Ltd.                                            305,355
      7,300   Sony Corp. (d)                                            304,884
      7,500   Uni-Charm Corp.                                           297,449
                                                                    -----------
                                                                      4,283,166
                                                                    -----------
              MEXICO -- 0.5%
     72,600   Wal-Mart de Mexico SA de CV, Series V                     164,500
                                                                    -----------
              NETHERLANDS -- 4.8%
     10,200   DSM NV                                                    464,047
     23,900   ING Groep NV                                              404,551
    103,100   Koninklijke (Royal) KPN NV (c)                            670,382
     10,200   Koninklijke (Royal) Philips Electronics NV                178,644
                                                                    -----------
                                                                      1,717,624
                                                                    -----------
              REPUBLIC OF KOREA -- 0.5%
        630   Samsung Electronics Co., Ltd.                             166,789
                                                                    -----------
              RUSSIA -- 1.0%
      5,900   LUKOIL (ADR) (d)                                          361,375
                                                                    -----------
              SINGAPORE -- 0.8%
     29,000   Singapore Press Holdings, Ltd.                            304,269
                                                                    -----------
              SOUTH AFRICA -- 1.9%
      3,100   Impala Platinum Holdings, Ltd.                            197,015
     34,840   Sappi, Ltd.                                               465,183
                                                                    -----------
                                                                        662,198
                                                                    -----------
              SPAIN -- 3.5%
      8,500   Altadis SA                                                193,799
     93,700   Amadeus Global Travel Distribution SA                     386,193
      9,800   Banco Popular Espanol                                     400,524
     10,800   Grupo Ferrovial SA                                        273,535
                                                                    -----------
                                                                      1,254,051
                                                                    -----------
              SWEDEN -- 1.6%
     27,600   Autoliv, Inc. (SDR)                                       566,602
                                                                    -----------
              SWITZERLAND -- 8.5%
      8,700   Converium Holding AG (c)                                  421,353
     26,900   Credit Suisse Group (c)                                   583,345
      1,730   Nestle SA                                                 366,409
      7,700   Novartis AG                                               280,805
     13,250   STMicroelectronics NV (d)                                 258,508
      5,760   Swiss Reinsurance                                         377,644
     15,500   UBS AG (c)                                                752,928
                                                                    -----------
                                                                      3,040,992
                                                                    -----------
              TAIWAN -- 0.4%
     21,144   Taiwan Semiconductor Manufacturing Co., Ltd. (ADR) (c)    149,065
                                                                    -----------
              THAILAND -- 0.5%
      6,700   Siam Cement Public Co. (The), Ltd.                        194,090
                                                                    -----------

                 See accompanying notes to financial statements.

  SHARES      DESCRIPTION                                            VALUE(a)
-------------------------------------------------------------------------------
              UNITED KINGDOM -- 21.6%
     20,200   Anglo American PLC                                   $    299,941
     85,700   Barclays PLC                                              531,079
     75,075   BHP Billiton PLC                                          400,889
     61,600   BP PLC                                                    422,881
     60,300   British Sky Broadcasting PLC (c)                          620,206
     32,700   Diageo PLC                                                355,279
     18,000   GlaxoSmithKline PLC                                       344,487
    170,800   Hilton Group PLC                                          459,116
     95,000   Imperial Chemical Industries PLC                          351,698
     15,200   Imperial Tobacco Group PLC                                258,115
    483,400   Invensys PLC                                              410,438
    155,350   Kingfisher PLC                                            556,364
     40,356   Pearson PLC                                               373,178
     31,200   Royal Bank of Scotland Group PLC                          747,266
    115,000   Tesco PLC                                                 359,102
    505,971   Vodafone Group PLC                                        922,320
     78,800   William Hill PLC                                          287,919
                                                                   ------------
                                                                      7,700,278
                                                                   ------------
              TOTAL COMMON STOCKS
              (Identified Cost $33,879,015)                          34,167,053
                                                                   ------------

PREFERRED STOCKS -- 0.6%
              GERMANY -- 0.6%
        500   Porsche AG (d)                                            207,652
                                                                   ------------
              Total Preferred Stocks
              (Identified Cost $199,135)                                207,652
                                                                   ------------

 PRINCIPAL
  AMOUNT
-----------
SHORT TERM INVESTMENTS-- 11.6%
$ 1,306,035   Repurchase Agreement with Investors Bank &
               Trust Co. dated 12/31/2002 at 1.00% to be
               repurchased at $1,306,108 on 1/02/2003,
               collateralized by $1,361,807 Federal National
               Mortgage Association Bond, 4.517%, due 6/01/2018
               valued at $1,371,476                                   1,306,035
     57,497   Bank of Montreal, 1.320%, 1/30/2003(e)                     57,497
    568,658   BNP Paribas, 1.320%, 2/07/2003(e)                         568,658
    341,195   Canadian Imperial Bank of Commerce,
               1.225%, 5/19/2003(e)                                     341,195
    113,732   Comerica Bank, 1.400%, 11/19/2003(e)                      113,732
    568,658   Dreyfus Cash Management Plus Fund,
               1.358%, 1/02/2003(e)                                     568,658
     56,866   Galaxy Funding, 1.353%, 2/07/2003(e)                       56,866
    113,732   Goldman Sachs Group, Inc., 1.363%, 1/02/2003(e)           113,732
    113,732   Liberty Lighthouse Funding, 1.343%, 1/14/2003(e)          113,732
    591,405   Merrimac Cash Fund, Premium Class,
               1.422%, 1/02/2003(e)                                     591,405
    307,075   Royal Bank of Scotland, 1.33%, 1/15/2003(e)               307,075
                                                                   ------------
              Total Short Term Investments
              (Identified Cost $4,138,585)                            4,138,585
                                                                   ------------
              Total Investments -- 107.9%
              (Identified Cost $38,216,735)(b)                       38,513,290
              Other assets less liabilities                          (2,805,516)
                                                                   ------------
              Total Net Assets -- 100%                             $ 35,707,774
                                                                   ============

(a)  See Note 2a of Notes to Financial Statements.
(b)  Federal Tax Information:
     At December 31, 2003, the net unrealized appreciation on investments based on cost of $38,490,018 for federal income tax purposes was as follows:

     Aggregate gross unrealized appreciation for all investments
     in which there is an excess of value over tax cost            $  1,745,882
     Aggregate gross unrealized depreciation for all investments
     in which there is an excess of tax cost over value              (1,722,610)
                                                                   ------------
     Net unrealized appreciation                                   $     23,272
                                                                   ============

     At December 31, 2003, the Fund had a capital loss carryover of approximately $30,663,018 of which $20,761,210 expires on December 31, 2009 and $9,901,808 expires on December 31, 2010. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

     For the year ended December 31, 2003, the Fund has elected to defer $1,702,210 of capital losses and $37,437 of foreign currency losses attributable to Post-October losses.
(c)  Non-income producing security.
(d) All or a portion of this security was on loan to brokers at December 31, 2002.
(e)  Represents investments of securities lending collateral.
ADR An American Depositary Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.
SDR  Swedish Depositary Receipt
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $781,612 or 2.2% of net assets.

INDUSTRY HOLDINGS AT DECEMBER 31, 2002 (UNAUDITED)

     Banking                                     16.0%
     Financial Services                          11.6
     Oil & Gas                                    8.1
     Pharmaceuticals                              7.3
     Media - Broadcasting & Publishing            7.1
     Telephone Systems                            4.6
     Automotive                                   4.6
     Forest Products & Paper                      4.1
     Communications                               4.1
     Chemicals                                    3.6
     Insurance                                    3.4
     Entertainment & Leisure                      3.3
     Metals                                       3.3
     Beverages, Food & Tobacco                    3.2
     Mining                                       2.5
     Semiconductors                               2.5
     Heavy Construction                           2.3
     Retailers                                    2.1
     Other, less than 2% each                    14.2

                See accompanying notes to financial statements.

                       STATEMENTS OF ASSETS & LIABILITIES

December 31, 2002

                                                              LARGE CAP       CAPITAL GROWTH     TARGETED EQUITY       GROWTH AND
                                                             GROWTH FUND           FUND                FUND           INCOME FUND
                                                           ---------------    ---------------    ---------------    ---------------
ASSETS
   Investments at cost                                     $    31,185,972    $   103,602,868    $   628,806,892    $   246,891,165
   Net unrealized appreciation (depreciation)                   (5,840,803)       (20,867,829)        43,815,995        (29,959,145)
                                                           ---------------    ---------------    ---------------    ---------------
     Investments at value                                       25,345,169         82,735,039        672,622,887        216,932,020
   Cash                                                                 --                 --                 --                 --
   Receivable for Fund shares sold                                   3,309             36,480            430,007            119,625
   Receivable for securities sold                                       --                 --         25,686,801          3,415,637
   Dividends and interest receivable                                37,737             71,260            221,254            404,682
   Tax reclaims receivable                                              --                 --                 --                 --
   Receivable from investment adviser                               31,713                 --                 --                 --
   Securities lending income receivable                                486              3,054              3,038                 --
                                                           ---------------    ---------------    ---------------    ---------------
     TOTAL ASSETS                                               25,418,414         82,845,833        698,963,987        220,871,964
                                                           ---------------    ---------------    ---------------    ---------------
LIABILITIES
   Collateral on securities loaned, at value                       243,600          6,648,104         14,768,050                 --
   Payable for securities purchased                                     --                 --         25,134,631            973,873
   Payable for Fund shares redeemed                                 62,718            164,411          1,649,052            357,134
   Payable to custodian bank                                            --                 --                 --                 --
   Management fees payable                                              --             50,398            404,458            131,755
   Deferred Trustees' fees                                           2,081             42,027            224,700             50,241
   Transfer agent fees payable                                      18,531             44,708            343,515            103,490
   Accounting and administrative fees payable                        5,945              4,489             38,511             12,668
   Other accounts payable and accrued expenses                      37,900             48,013             70,306             47,058
                                                           ---------------    ---------------    ---------------    ---------------
     TOTAL LIABILITIES                                             370,775          7,002,150         42,633,223          1,676,219
                                                           ---------------    ---------------    ---------------    ---------------
NET ASSETS                                                 $    25,047,639    $    75,843,683    $   656,330,764    $   219,195,745
                                                           ===============    ===============    ===============    ===============
NET ASSETS CONSIST OF:
   Paid in capital                                         $    73,995,719    $   152,713,551    $ 1,047,235,053    $   364,667,788
   Undistributed (overdistributed) net investment
     income (loss)                                                  (2,081)           (42,027)          (238,514)           (54,661)
   Accumulated net realized gain (loss) on investments         (43,105,196)       (55,960,012)      (434,481,770)      (115,458,237)
   Net unrealized appreciation (depreciation)
     of investments                                             (5,840,803)       (20,867,829)        43,815,995        (29,959,145)
                                                           ---------------    ---------------    ---------------    ---------------
NET ASSETS                                                 $    25,047,639    $    75,843,683    $   656,330,764    $   219,195,745
                                                           ===============    ===============    ===============    ===============
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
   CLASS A SHARES:
     Net assets                                            $    11,339,960    $    58,729,055    $   602,988,696    $   130,750,754
                                                           ===============    ===============    ===============    ===============
     Shares of beneficial interest                               1,278,849          6,847,787        108,356,587         13,884,768
                                                           ===============    ===============    ===============    ===============
     Net asset value and redemption price per share        $          8.87    $          8.58    $          5.56    $          9.42
                                                           ===============    ===============    ===============    ===============
     Offering price per share                              $          9.41    $          9.10    $          5.90    $          9.99
                                                           ===============    ===============    ===============    ===============
   CLASS B SHARES: (redemption price is equal to net
     asset value less any applicable contingent deferred
     sales charges)
     Net assets                                            $    11,758,335    $    16,267,440    $    45,633,047    $    71,436,056
                                                           ===============    ===============    ===============    ===============
     Shares of beneficial interest                               1,354,702          2,150,695          8,646,993          7,921,199
                                                           ===============    ===============    ===============    ===============
     Net asset value and offering price per share          $          8.68    $          7.56    $          5.28    $          9.02
                                                           ===============    ===============    ===============    ===============
   CLASS C SHARES: (redemption price is equal to net
     asset value less any applicable
     contingent defered sales charges)
     Net assets                                            $     1,156,931    $       847,188    $     2,187,103    $     6,439,893
                                                           ===============    ===============    ===============    ===============
     Shares of beneficial interest                                 133,276            112,120            414,682            714,978
                                                           ===============    ===============    ===============    ===============
     Net asset value per share                             $          8.68    $          7.56    $          5.27    $          9.01
                                                           ===============    ===============    ===============    ===============
     Offering price per share                              $          8.77    $          7.64    $          5.32    $          9.10
                                                           ===============    ===============    ===============    ===============
   CLASS Y SHARES:
     Net assets                                            $       792,413    $            --    $     5,521,918    $    10,569,042
                                                           ===============    ===============    ===============    ===============
     Shares of beneficial interest                                  88,386                 --            981,568          1,101,789
                                                           ===============    ===============    ===============    ===============
     Net asset value, offering and redemption price
     per share                                             $          8.97    $            --    $          5.63    $          9.59
                                                           ===============    ===============    ===============    ===============

                 See accompanying notes to financial statements.

                                                                              JURIKA & VOYLES
                                                               BALANCED        RELATIVE VALUE       LARGE CAP
                                                                 FUND               FUND            VALUE FUND
                                                           ---------------    ---------------    ---------------
ASSETS
   Investments at cost                                     $   113,103,940    $    21,730,490    $    15,576,032
   Net unrealized appreciation (depreciation)                   (7,066,684)        (3,399,333)          (966,567)
                                                           ---------------    ---------------    ---------------
     Investments at value                                      106,037,256         18,331,157         14,609,465
   Cash                                                                 --                 --              6,808
   Receivable for Fund shares sold                                  80,063              1,755              8,453
   Receivable for securities sold                                  574,087                 --                 --
   Dividends and interest receivable                               624,161             20,304             20,008
   Tax reclaims receivable                                              --                 --                 --
   Receivable from investment adviser                                   --             20,202              9,824
   Securities lending income receivable                              1,110                 --                 16
                                                           ---------------    ---------------    ---------------
     TOTAL ASSETS                                              107,316,677         18,377,334         14,654,574
                                                           ---------------    ---------------    ---------------
LIABILITIES
   Collateral on securities loaned, at value                     4,962,464          1,258,000            599,200
   Payable for securities purchased                                705,556                 --                 --
   Payable for Fund shares redeemed                                297,063              9,871             13,229
   Payable to custodian bank                                            --              6,808                 --
   Management fees payable                                          36,471                 --                 --
   Deferred Trustees' fees                                          74,014              1,840              8,953
   Transfer agent fees payable                                      41,933              6,162              6,842
   Accounting and administrative fees payable                        5,889              5,945                824
   Other accounts payable and accrued expenses                      53,539             33,330             34,945
                                                           ---------------   ----------------    ---------------
     TOTAL LIABILITIES                                           6,176,929          1,321,956            663,993
                                                           ---------------   ----------------    ---------------
NET ASSETS                                                 $   101,139,748    $    17,055,378    $    13,990,581
                                                           ===============    ===============    ===============
NET ASSETS CONSIST OF:
   Paid in capital                                         $   153,282,515    $    23,852,098    $    18,611,213
   Undistributed (overdistributed) net investment
     income (loss)                                                  55,820             (1,840)            (6,219)
   Accumulated net realized gain (loss) on investments         (45,131,903)        (3,395,547)        (3,647,846)
   Net unrealized appreciation (depreciation)
     of investments                                             (7,066,684)        (3,399,333)          (966,567)
                                                           ---------------    ---------------    ---------------
NET ASSETS                                                 $   101,139,748    $    17,055,378    $    13,990,581
                                                           ===============    ===============    ===============
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
   CLASS A SHARES:
     Net assets                                            $    55,135,380    $       865,672    $     5,951,986
                                                           ===============    ===============    ===============
     Shares of beneficial interest                               6,835,907             89,595            431,187
                                                           ===============    ===============    ===============
     Net asset value and redemption price per share        $          8.07    $          9.66    $         13.80
                                                           ===============    ===============    ===============
     Offering price per share                              $          8.56    $         10.25    $         14.64
                                                           ===============    ===============    ===============
   CLASS B SHARES: (redemption price is equal to net
     asset value less any applicable contingent deferred
     sales charges)
     Net assets                                            $    15,976,922    $       105,339    $     7,384,486
                                                           ===============    ===============    ===============
     Shares of beneficial interest                               1,975,999             10,968            543,166
                                                           ===============    ===============    ===============
     Net asset value and offering price per share          $          8.09    $          9.60    $         13.60
                                                           ===============    ===============    ===============
   CLASS C SHARES: (redemption price is equal to net
     asset value less any applicable
     contingent defered sales charges)
     Net assets                                            $     1,060,427    $        22,604    $       654,109
                                                           ===============    ===============    ===============
     Shares of beneficial interest                                 131,722              2,355             48,086
                                                           ===============    ===============    ===============
     Net asset value per share                             $          8.05    $          9.60    $         13.60
                                                           ===============    ===============    ===============
     Offering price per share                              $          8.13    $          9.70    $         13.74
                                                           ===============    ===============    ===============
   CLASS Y SHARES:
     Net assets                                            $    28,967,019    $    16,061,763    $            --
                                                           ===============    ===============    ===============
     Shares of beneficial interest                               3,631,582          1,659,182                 --
                                                           ===============    ===============    ===============
     Net asset value, offering and redemption price
     per share                                             $          7.98    $          9.68    $            --
                                                           ===============    ===============    ===============

                                                                              JURIKA & VOYLES
                                                               SELECT            SMALL CAP        INTERNATIONAL
                                                                FUND            GROWTH FUND        EQUITY FUND
                                                           ---------------    ---------------    ---------------
ASSETS
   Investments at cost                                     $   278,401,830    $    21,915,604    $    38,216,735
   Net unrealized appreciation (depreciation)                  (20,067,144)        (5,942,731)           296,555
                                                           ---------------    ---------------    ---------------
     Investments at value                                      258,334,686         15,972,873         38,513,290
   Cash                                                                 --                 --                 --
   Receivable for Fund shares sold                                 654,829              6,706              7,433
   Receivable for securities sold                                       --                 --            157,074
   Dividends and interest receivable                               107,314                643             45,830
   Tax reclaims receivable                                              --                 --             29,849
   Receivable from investment adviser                                   --             22,543                 --
   Securities lending income receivable                             11,258              2,873                513
                                                           ---------------    ---------------    ---------------
     TOTAL ASSETS                                              259,108,087         16,005,638         38,753,989
                                                           ---------------    ---------------    ---------------
LIABILITIES
   Collateral on securities loaned, at value                    17,144,800          3,761,033          2,832,550
   Payable for securities purchased                                     --             30,975                 --
   Payable for Fund shares redeemed                                589,290             41,179             71,517
   Payable to custodian bank                                            --             58,942                 --
   Management fees payable                                         470,952                 --             27,812
   Deferred Trustees' fees                                           8,974              8,254             30,555
   Transfer agent fees payable                                      95,082              7,414             21,588
   Accounting and administrative fees payable                        5,945                725              2,064
   Other accounts payable and accrued expenses                      69,602             33,234             60,129
                                                           ---------------    ---------------    ---------------
     TOTAL LIABILITIES                                          18,384,645          3,941,756          3,046,215
                                                           ---------------    ----------------   ---------------
NET ASSETS                                                 $   240,723,442    $    12,063,882    $    35,707,774
                                                           ===============    ===============    ===============
NET ASSETS CONSIST OF:
   Paid in capital                                         $   276,795,466    $    35,945,591    $    68,118,786
   Undistributed (overdistributed) net investment
     income (loss)                                                  (8,974)            (8,254)           (75,294)
   Accumulated net realized gain (loss) on investments         (15,995,906)       (17,930,724)       (32,638,511)
   Net unrealized appreciation (depreciation)
     of investments                                            (20,067,144)        (5,942,731)           302,793
                                                           ---------------    ---------------    ---------------
NET ASSETS                                                 $   240,723,442    $    12,063,882    $    35,707,774
                                                           ===============    ===============    ===============
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
   CLASS A SHARES:
     Net assets                                            $    68,660,130    $     2,821,139    $    22,232,424
                                                           ===============    ===============    ===============
     Shares of beneficial interest                               7,428,824            397,541          2,214,016
                                                           ===============    ===============    ===============
     Net asset value and redemption price per share        $          9.24    $          7.10    $         10.04
                                                           ===============    ===============    ===============
     Offering price per share                              $          9.80    $          7.53    $         10.65
                                                           ===============    ===============    ===============
   CLASS B SHARES: (redemption price is equal to net
     asset value less any applicable contingent deferred
     sales charges)
     Net assets                                            $    85,794,177    $     3,085,330    $     8,950,335
                                                           ===============    ===============    ===============
     Shares of beneficial interest                               9,408,944            438,258            941,280
                                                           ===============    ===============    ===============
     Net asset value and offering price per share          $          9.12    $          7.04    $          9.51
                                                           ===============    ===============    ===============
   CLASS C SHARES: (redemption price is equal to net
     asset value less any applicable
     contingent defered sales charges)
     Net assets                                            $    86,269,135    $       296,964    $     1,194,644
                                                           ===============    ===============    ===============
     Shares of beneficial interest                               9,459,288             42,156            125,881
                                                           ===============    ===============    ===============
     Net asset value per share                             $          9.12    $          7.04    $          9.49
                                                           ===============    ===============    ===============
     Offering price per share                              $          9.21    $          7.11    $          9.59
                                                           ===============    ===============    ===============
   CLASS Y SHARES:
     Net assets                                            $            --    $     5,860,449    $     3,330,371
                                                           ===============    ===============    ===============
     Shares of beneficial interest                                      --            822,413            319,259
                                                           ===============    ===============    ===============
     Net asset value, offering and redemption price
     per share                                             $            --    $          7.13    $         10.43
                                                           ===============    ===============    ===============

                            STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2002

                                                              LARGE CAP         CAPITAL GROWTH    TARGETED EQUITY      GROWTH AND
                                                             GROWTH FUND             FUND               FUND           INCOME FUND
                                                           ---------------    ---------------    ---------------    ---------------
INVESTMENT INCOME
   Dividends                                               $       359,623    $       874,027    $     4,827,214    $     4,458,645
   Interest                                                          5,356             12,471             57,087             64,840
   Securities lending income                                        12,113             20,015              4,413                 --
   Less net foreign taxes withheld                                      --                 --                 --             (7,382)
                                                           ---------------    ---------------    ---------------    ---------------
                                                                   377,092            906,513          4,888,714          4,516,103
                                                           ---------------    ---------------    ---------------    ---------------
   Expenses
     Management fees                                               336,604            777,861          6,317,642          1,933,542
     Service fees - Class A                                         44,663            195,192          2,106,363            421,102
     Service and distribution fees - Class B                       167,484            243,257            647,092            935,177
     Service and distribution fees - Class C                        18,686             13,043             34,480             80,657
     Trustees' fees and expenses                                     8,934              6,554             32,270             18,185
     Accounting and administrative                                  70,000             57,966            515,966            158,120
     Custodian                                                      52,525             62,492            157,166             76,098
     Transfer agent fees - Class A, Class B, Class C               218,573            525,331          3,742,342          1,210,427
     Transfer agent fees - Class Y                                     917                 --              7,365             12,069
     Audit and tax services                                         32,518             33,969             37,816             34,349
     Legal                                                           3,860              8,718             68,643             27,984
     Shareholder Reporting                                          26,277             32,575            187,236            107,768
     Registration                                                   93,499             34,767             61,739             51,572
     Amortization of organizational costs                               --                 --                 --                 --
     Miscellaneous                                                   1,243             13,111             49,308             25,738
                                                           ---------------    ---------------    ---------------    ---------------
   Total expenses before reductions                              1,075,783          2,004,836         13,965,428          5,092,788
                                                           ---------------    ---------------    ---------------    ---------------
     Less reimbursement/waiver                                    (415,584)                --                 --                 --
     Less reductions                                                (9,082)           (39,908)          (743,955)           (72,686)
                                                           ---------------    ---------------    ---------------    ---------------
   Net expenses                                                    651,117          1,964,928         13,221,473          5,020,102
                                                           ---------------    ---------------    ---------------    ---------------
   Net investment income (loss)                                   (274,025)        (1,058,415)        (8,332,759)          (503,999)
                                                           ---------------    ---------------    ---------------    ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
   Realized gain (loss) on:
     Investments - net                                         (11,968,632)       (24,033,239)      (243,684,297)       (23,052,758)
     Foreign currency transactions - net                                --                 --                 --                 --
   Change in unrealized appreciation (depreciation) of:
     Investments - net                                          (5,830,835)        (9,195,048)       (31,792,914)       (40,836,656)
     Foreign currency transactions - net                                --                 --                 --                 --
                                                           ---------------    ---------------    ---------------    ---------------
   Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                         (17,799,467)       (33,228,287)      (275,477,211)       (63,889,414)
                                                           ---------------    ---------------    ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                  $   (18,073,492)   $   (34,286,702)   $  (283,809,970)   $   (64,393,413)
                                                           ===============    ===============    ===============    ===============

                 See accompanying notes to financial statements

                                                                               JURIKA & VOYLES
                                                                BALANCED        RELATIVE VALUE       LARGE CAP
                                                                  FUND               FUND            VALUE FUND
                                                            ---------------    ---------------    ---------------
INVESTMENT INCOME
   Dividends                                                $       653,333    $       237,305    $       330,596
   Interest                                                       2,939,843             10,081              3,390
   Securities lending income                                          7,632              1,409              2,024
   Less net foreign taxes withheld                                     (780)              (431)              (751)
                                                            ---------------    ---------------    ---------------
                                                                  3,600,028            248,364            335,259
                                                            ---------------    ---------------    ---------------
   Expenses
     Management fees                                                942,522            190,578            125,893
     Service fees - Class A                                         162,264              2,472             21,024
     Service and distribution fees - Class B                        217,990                648             87,931
     Service and distribution fees - Class C                         12,489                176              7,826
     Trustees' fees and expenses                                      1,520              7,634              6,393
     Accounting and administrative                                   70,972             70,000             10,119
     Custodian                                                       80,737             50,765             54,164
     Transfer agent fees - Class A, Class B, Class C                422,878             55,463             86,525
     Transfer agent fees - Class Y                                   37,721             21,346                 --
     Audit and tax services                                          39,656             30,546             30,536
     Legal                                                           13,637              2,541              1,180
     Shareholder Reporting                                           31,508              5,498              4,046
     Registration                                                    43,785             89,930             32,868
     Amortization of organizational costs                                --                 --                 --
     Miscellaneous                                                    9,477              6,108              6,334
                                                            ---------------    ---------------    ---------------
   Total expenses before reductions                               2,087,156            533,705            474,839
                                                            ---------------    ---------------    ---------------
     Less reimbursement/waiver                                      (77,675)          (250,645)          (133,549)
     Less reductions                                                (43,236)                --             (9,073)
                                                            ---------------    ---------------    ---------------
   Net expenses                                                   1,966,245            283,060            332,217
                                                            ---------------    ---------------    ---------------
   Net investment income (loss)                                   1,633,783            (34,696)             3,042
                                                            ---------------    ---------------    ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
   Realized gain (loss) on:
     Investments - net                                          (13,613,643)        (3,105,064)        (3,393,009)
     Foreign currency transactions - net                                 15                 --                 --
   Change in unrealized appreciation (depreciation) of:
     Investments - net                                           (7,501,174)        (3,350,557)        (1,337,039)
     Foreign currency transactions - net                                 --                 --                 --
                                                            ---------------    ---------------    ---------------
   Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                          (21,114,802)        (6,455,621)        (4,730,048)
                                                            ---------------    ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                   $   (19,481,019)   $    (6,490,317)   $    (4,727,006)
                                                            ===============    ===============    ===============

                                                                               JURIKA & VOYLES
                                                                 SELECT           SMALL CAP        INTERNATIONAL
                                                                  FUND           GROWTH FUND        EQUITY FUND
                                                            ---------------    ---------------    ---------------
INVESTMENT INCOME
   Dividends                                                $     2,712,917    $        26,954    $       766,817
   Interest                                                         216,549              4,112             44,830
   Securities lending income                                         28,871             27,667             27,518
   Less net foreign taxes withheld                                       --                (41)           (58,636)
                                                            ---------------    ---------------    ---------------
                                                                  2,958,337             58,692            780,529
                                                            ---------------    ---------------    ---------------
   Expenses
     Management fees                                              2,201,287            183,867            428,168
     Service fees - Class A                                         160,533             10,963             70,788
     Service and distribution fees - Class B                        838,330             47,664            129,014
     Service and distribution fees - Class C                        720,847              4,736             16,136
     Trustees' fees and expenses                                     19,775              6,538              4,660
     Accounting and administrative                                   70,000             10,716             26,632
     Custodian                                                       60,364             63,539            138,473
     Transfer agent fees - Class A, Class B, Class C                814,450             79,332            252,688
     Transfer agent fees - Class Y                                       --              9,730              4,743
     Audit and tax services                                          33,066             30,542             50,344
     Legal                                                           26,827              2,657              2,722
     Shareholder Reporting                                           73,980             12,693             10,796
     Registration                                                    84,095             58,027             42,987
     Amortization of organizational costs                                --              5,778                 --
     Miscellaneous                                                   16,154              5,216              6,615
                                                            ---------------    ---------------    ---------------
   Total expenses before reductions                               5,119,708            531,998          1,184,766
                                                            ---------------    ---------------    ---------------
     Less reimbursement/waiver                                     (208,138)          (178,598)                --
     Less reductions                                                (22,263)            (4,410)            (9,443)
                                                            ---------------    ---------------    ---------------
   Net expenses                                                   4,889,307            348,990          1,175,323
                                                            ---------------    ---------------    ---------------
   Net investment income (loss)                                  (1,930,970)          (290,298)          (394,794)
                                                            ---------------    ---------------    ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
   Realized gain (loss) on:
     Investments - net                                          (14,515,826)        (7,005,352)        (9,847,872)
     Foreign currency transactions - net                                 --                 --           (143,486)
   Change in unrealized appreciation (depreciation) of:
     Investments - net                                          (26,008,735)        (5,370,861)          (143,891)
     Foreign currency transactions - net                                 --                 --              4,804
                                                            ---------------    ---------------    ---------------
   Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                          (40,524,561)       (12,376,213)       (10,130,445)
                                                            ---------------    ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                   $   (42,455,531)   $   (12,666,511)   $   (10,525,239)
                                                            ===============    ===============    ===============

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                 LARGE CAP GROWTH                         CAPITAL GROWTH
                                                                      FUND                                     FUND
                                                ------------------------------------------------   -------------------------------
                                                                 FOR THE PERIOD
                                                    YEAR         OCTOBER 1, 2001      YEAR              YEAR
                                                    ENDED           THROUGH           ENDED             ENDED         YEAR ENDED
                                                 DECEMBER 31,     DECEMBER 31,     SEPTEMBER 30,    DECEMBER 31,     DECEMBER 31,
                                                     2002            2001(1)           2001(1)          2002            2001
                                                --------------   ---------------  --------------   --------------   --------------
FROM OPERATIONS:
   Net investment income (loss)                 $     (274,025)  $     (133,421)  $     (547,980)  $   (1,058,415)  $   (1,938,082)
   Net realized gain (loss) on investments and
     foreign currency transactions                 (11,968,632)      (4,260,358)     (19,628,575)     (24,033,239)     (29,195,372)
   Net change in unrealized appreciation
     (depreciation) of investments and foreign
     currency transactions                          (5,830,835)      10,670,520      (23,534,168)      (9,195,048)      (8,639,961)
                                                --------------   --------------   --------------   --------------   --------------
   Increase (decrease) in net assets resulting
     from operations                               (18,073,492)       6,276,741      (43,710,723)     (34,286,702)     (39,773,415)
                                                --------------   --------------   --------------   --------------   --------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income
     Class A                                                --               --               --               --               --
     Class B                                                --               --               --               --               --
     Class C                                                --               --               --               --               --
     Class Y                                                --               --               --               --               --
   Short-Term capital gain
     Class A                                                --               --       (6,637,774)              --         (281,476)
     Class B                                                --               --       (2,464,991)              --         (113,682)
     Class C                                                --               --         (432,053)              --           (5,301)
     Class Y                                                --               --         (106,463)              --               --
   Long-Term capital gain
     Class A                                                --               --               --               --               --
     Class B                                                --               --               --               --               --
     Class C                                                --               --               --               --               --
     Class Y                                                --               --               --               --               --
                                                --------------   --------------   --------------   --------------   --------------
                                                            --               --       (9,641,281)              --         (400,459)
                                                --------------   --------------   --------------   --------------   --------------
INCREASE (DECREASE) IN NET ASSETS
     DERIVED FROM CAPITAL SHARE TRANSACTIONS       (13,041,498)      (5,263,049)     (38,558,890)     (25,435,438)     (27,056,007)
                                                --------------   --------------   --------------   --------------   --------------
   Total increase (decrease) in net assets         (31,114,990)       1,013,692      (91,910,894)     (59,722,140)     (67,229,881)
NET ASSETS
   Beginning of period                              56,162,629       55,148,937      147,059,831      135,565,823      202,795,704
                                                --------------   --------------   --------------   --------------   --------------
   End of period                                $   25,047,639   $   56,162,629   $   55,148,937   $   75,843,683   $  135,565,823
                                                ==============   ==============   ==============   ==============   ==============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
   INCOME (LOSS)                                $       (2,081)  $           --   $      (14,411)  $      (42,027)  $      (81,471)
                                                ==============   ==============   ==============   ==============   ==============

(1) Financial information for Kobrick Growth Fund which was reorganized into CDC Nvest Large Cap Growth Fund on November 16, 2001.
(2) Financial information for Jurika & Voyles Value+Growth Fund which was reorganized into CDC Nvest Jurika & Voyles Relative Value Fund on November 30, 2001.

                 See accompanying notes to financial statements.


                                                         TARGETED EQUITY                 GROWTH AND INCOME
                                                              FUND                              FUND
                                                --------------------------------  -------------------------------
                                                     YEAR                              YEAR
                                                     ENDED         YEAR ENDED          ENDED         YEAR ENDED
                                                  DECEMBER 31,    DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                      2002            2001            2002             2001
                                                ---------------  ---------------  --------------   --------------
FROM OPERATIONS:
   Net investment income (loss)                 $    (8,332,759) $    (5,293,911) $     (503,999)  $   (1,284,212)
   Net realized gain (loss) on investments and
     foreign currency transactions                 (243,684,297)    (117,503,746)    (23,052,758)     (63,368,674)
   Net change in unrealized appreciation
     (depreciation) of investments and foreign
     currency transactions                          (31,792,914)    (127,041,857)    (40,836,656)      (4,879,802)
                                                ---------------  ---------------  --------------   --------------
   Increase (decrease) in net assets resulting
     from operations                               (283,809,970)    (249,839,514)    (64,393,413)     (69,532,688)
                                                ---------------  ---------------  --------------   --------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income
     Class A                                                 --       (4,807,922)             --               --
     Class B                                                 --         (386,970)             --               --
     Class C                                                 --          (19,590)             --               --
     Class Y                                                 --          (40,392)             --               --
   Short-Term capital gain
     Class A                                                 --               --              --               --
     Class B                                                 --               --              --               --
     Class C                                                 --               --              --               --
     Class Y                                                 --               --              --               --
   Long-Term capital gain
     Class A                                                 --               --              --               --
     Class B                                                 --               --              --               --
     Class C                                                 --               --              --               --
     Class Y                                                 --               --              --               --
                                                ---------------  ---------------  --------------   --------------
                                                             --       (5,254,874)             --               --
                                                ---------------  ---------------  --------------   --------------
INCREASE (DECREASE) IN NET ASSETS
     DERIVED FROM CAPITAL SHARE TRANSACTIONS       (163,710,155)    (180,783,920)    (70,380,717)     (62,483,375)
                                                ---------------  ---------------  --------------   --------------
   Total increase (decrease) in net assets         (447,520,125)    (435,878,308)   (134,774,130)    (132,016,063)
NET ASSETS
   Beginning of period                            1,103,850,889    1,539,729,197     353,969,875      485,985,938
                                                ---------------  ---------------  --------------   --------------
   End of period                                $   656,330,764  $ 1,103,850,889  $  219,195,745   $  353,969,875
                                                ===============  ===============  ==============   ==============

UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
   INCOME (LOSS)                                $      (238,514) $      (257,957) $      (54,661)  $      (56,149)
                                                ===============  ===============  ==============   ==============

                                                                                                   JURIKA & VOYLES
                                                           BALANCED                                RELATIVE VALUE
                                                             FUND                                      FUND
                                                -------------------------------   ------------------------------------------------
                                                                                                   FOR THE PERIOD
                                                    YEAR                              YEAR          JULY 1, 2001
                                                    ENDED          YEAR ENDED         ENDED            THROUGH        YEAR ENDED
                                                 DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,        JUNE 30,
                                                     2002             2001            2002            2001(2)          2001 (2)
                                                --------------   --------------   --------------   --------------   --------------
FROM OPERATIONS:
   Net investment income (loss)                 $    1,633,783   $    2,028,044   $      (34,696)  $      (26,991)  $      (54,726)
   Net realized gain (loss) on investments and
     foreign currency transactions                 (13,613,628)     (10,723,157)      (3,105,064)         585,808        3,092,815
   Net change in unrealized appreciation
     (depreciation) of investments and foreign
     currency transactions                          (7,501,174)      (5,725,622)      (3,350,557)      (1,803,428)      (1,509,676)
                                                --------------   --------------   --------------   --------------   --------------
   Increase (decrease) in net assets resulting
     from operations                               (19,481,019)     (14,420,735)      (6,490,317)      (1,244,611)       1,528,413
                                                --------------   --------------   --------------   --------------   --------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income
     Class A                                          (795,057)      (1,372,986)              --               --               --
     Class B                                           (90,484)        (185,032)              --               --               --
     Class C                                            (5,506)          (9,369)              --               --               --
     Class Y                                          (698,370)        (713,204)              --               --               --
   Short-Term capital gain
     Class A                                                --               --               --          (33,244)              --
     Class B                                                --               --               --               (1)              --
     Class C                                                --               --               --               (1)              --
     Class Y                                                --               --               --         (673,333)      (2,360,046)
   Long-Term capital gain
     Class A                                                --               --               --         (122,465)              --
     Class B                                                --               --               --               (1)              --
     Class C                                                --               --               --               (1)              --
     Class Y                                                --               --               --       (2,480,458)      (1,661,038)
                                                --------------   --------------   --------------   --------------   --------------
                                                    (1,589,417)      (2,280,591)              --       (3,309,504)      (4,021,084)
                                                --------------   --------------   --------------   --------------   --------------
INCREASE (DECREASE) IN NET ASSETS
     DERIVED FROM CAPITAL SHARE TRANSACTIONS       (27,495,513)      (4,896,033)      (3,764,950)       2,777,668        2,024,688
                                                --------------   --------------   --------------   --------------   --------------
   Total increase (decrease) in net assets         (48,565,949)     (21,597,359)     (10,255,267)      (1,776,447)        (467,983)
NET ASSETS
   Beginning of period                             149,705,697      171,303,056       27,310,645       29,087,092       29,555,075
                                                --------------   --------------   --------------   --------------   --------------
   End of period                                $  101,139,748   $  149,705,697   $   17,055,378   $   27,310,645   $   29,087,092
                                                ==============   ==============   ==============   ==============   ==============

UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
   INCOME (LOSS)                                $       55,820   $      (83,993)  $       (1,840)  $           --   $        1,073
                                                ==============   ==============   ==============   ==============   ==============

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                         LARGE CAP VALUE                      SELECT
                                                              FUND                             FUND
                                                -------------------------------   -------------------------------
                                                                                                   FOR THE PERIOD
                                                    YEAR                             YEAR          MARCH 15, 2001
                                                    ENDED         YEAR ENDED         ENDED            THROUGH
                                                 DECEMBER 31,    DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                     2002           2001              2002             2001(1)
                                                --------------  ---------------   --------------   --------------
FROM OPERATIONS:
   Net investment income (loss)                 $        3,042   $       21,066   $   (1,930,970)  $     (332,025)
   Net realized gain (loss) on investments and
     foreign currency transactions                  (3,393,009)         644,900      (14,515,826)      (1,480,080)
   Net change in unrealized appreciation
     (depreciation) of investments and foreign
     currency transactions                          (1,337,039)      (1,375,821)     (26,008,735)       5,941,591
                                                --------------   --------------   --------------   --------------
   Increase (decrease) in net assets resulting
     from operations                                (4,727,006)        (709,855)     (42,455,531)       4,129,486
                                                --------------   --------------   --------------   --------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income
     Class A                                            (1,236)         (16,658)              --               --
     Class B                                            (1,252)          (7,435)              --               --
     Class C                                              (115)            (795)              --               --
   Short-Term capital gain
     Class Y                                                --               --               --               --
   Long-Term capital gain
     Class Y                                                --               --               --               --
                                                --------------   --------------   --------------   --------------
                                                        (2,603)         (24,888)              --               --
                                                --------------   --------------   --------------   --------------

INCREASE (DECREASE) IN NET ASSETS DERIVED
   FROM CAPITAL SHARE TRANSACTIONS                  (2,159,584)       4,466,121      140,115,357      138,934,130
                                                --------------   --------------   --------------   --------------
   Total increase (decrease) in net assets          (6,889,193)       3,731,378       97,659,826      143,063,616

NET ASSETS
   Beginning of period                              20,879,774       17,148,396      143,063,616               --
                                                --------------   --------------   --------------   --------------
   End of period                                $   13,990,581   $   20,879,774   $  240,723,442   $  143,063,616
                                                ==============   ==============   ==============   ==============

UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
   INCOME (LOSS)                                $       (6,219)  $       (8,052)  $       (8,974)  $      (44,233)
                                                ==============   ==============   ==============   ==============

(1)  The Select Fund commenced operations on March 15, 2001.
(2) Financial information for Jurika & Voyles Small-Cap Fund which was reorganized into CDC Nvest Jurika & Voyles Small Cap Growth Fund on November 30, 2001.

                See accompanying notes to financial statements.

                                                                JURIKA & VOYLES
                                                                SMALL CAP GROWTH                         INTERNATIONAL EQUITY
                                                                      FUND                                       FUND
                                                ------------------------------------------------   -------------------------------
                                                                 FOR THE PERIOD
                                                     YEAR         JULY 1, 2001                         YEAR
                                                     ENDED          THROUGH         YEAR ENDED         ENDED          YEAR ENDED
                                                 DECEMBER 31,     DECEMBER 31,        JUNE 30,      DECEMBER 31,     DECEMBER 31,
                                                     2002            2001(2)          2001(2)          2002              2001
                                                --------------   --------------   --------------   --------------   --------------
FROM OPERATIONS:
   Net investment income (loss)                 $     (290,298)  $     (152,998)  $     (382,351)  $     (394,794)  $     (691,281)
   Net realized gain (loss) on investments and
     foreign currency transactions                  (7,005,352)      (6,725,182)       1,142,239       (9,991,358)     (19,852,972)
   Net change in unrealized appreciation
     (depreciation) of investments and foreign
     currency transactions                          (5,370,861)         829,380       (6,860,499)        (139,087)      (1,578,874)
                                                --------------   --------------   --------------   --------------   --------------
   Increase (decrease) in net assets resulting
     from operations                               (12,666,511)      (6,048,800)      (6,100,611)     (10,525,239)     (22,123,127)
                                                --------------   --------------   --------------   --------------   --------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income
     Class A                                                --               --               --               --               --
     Class B                                                --               --               --               --               --
     Class C                                                --               --               --               --               --
   Short-Term capital gain
     Class Y                                                --         (100,347)      (5,422,734)              --               --
   Long-Term capital gain
     Class Y                                                --         (113,581)        (520,505)              --               --
                                                --------------   --------------   --------------   --------------   --------------
                                                            --         (213,928)      (5,943,239)              --               --
                                                --------------   --------------   --------------   --------------   --------------

INCREASE (DECREASE) IN NET ASSETS DERIVED
   FROM CAPITAL SHARE TRANSACTIONS                  (5,942,493)       5,360,387          445,645      (14,520,711)     (18,558,412)
                                                --------------   --------------   --------------   --------------   --------------
   Total increase (decrease) in net assets         (18,609,004)        (902,341)     (11,598,205)     (25,045,950)     (40,681,539)

NET ASSETS
   Beginning of period                              30,672,886       31,575,227       43,173,432       60,753,724      101,435,263
                                                --------------   --------------   --------------   --------------   --------------
   End of period                                $   12,063,882   $   30,672,886   $   31,575,227   $   35,707,774   $   60,753,724
                                                ==============   ==============   ==============   ==============   ==============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
   INCOME (LOSS)                                $       (8,254)  $       (4,457)  $        4,201   $      (75,294)  $      (82,940)
                                                ==============   ==============   ==============   ==============   ==============

                              FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

                                  INCOME (LOSS) FROM INVESTMENT OPERATIONS:                       LESS DISTRIBUTIONS:
                                  ----------------------------------------- -------------------------------------------------------
                       NET ASSET
                         VALUE,       NET       NET REALIZED                   DIVIDENDS    DISTRIBUTIONS
                       BEGINNING   INVESTMENT  AND UNREALIZED   TOTAL FROM       FROM          FROM NET
                           OF        INCOME    GAIN (LOSS) ON   INVESTMENT  NET INVESTMENT  REALIZED       RETURN OF      TOTAL
                       THE PERIOD  (LOSS)(d)    INVESTMENTS     OPERATIONS      INCOME      CAPITAL GAINS   CAPITAL   DISTRIBUTIONS
                       ----------  ----------  --------------   ----------  --------------  -------------  ---------  -------------
LARGE CAP GROWTH FUND*
    CLASS A
   12/31/2002           $ 13.84    $ (0.04)      $  (4.93)       $ (4.97)     $     --        $     --       $  --       $    --
   12/31/2001(k)          12.39      (0.02)          1.47           1.45            --              --          --            --
    9/30/2001             21.67      (0.05)         (7.87)         (7.92)           --           (1.36)         --         (1.36)
    9/30/2000             15.41      (0.13)          6.39           6.26            --              --          --            --
    9/30/1999             10.32      (0.08)          5.17(h)        5.09          0.00(g)           --          --          0.00(g)
    9/30/1998(i)          10.00       0.00(g)        0.32           0.32            --              --          --            --
    CLASS B
   12/31/2002             13.62      (0.12)         (4.82)         (4.94)           --              --          --            --
   12/31/2001(k)          12.22      (0.04)          1.44           1.40            --              --          --            --
    9/30/2001             21.53      (0.17)         (7.78)         (7.95)           --           (1.36)         --         (1.36)
    9/30/2000(j)          16.21      (0.26)          5.58           5.32            --              --          --            --
    CLASS C
   12/31/2002             13.62      (0.12)         (4.82)         (4.94)           --              --          --            --
   12/31/2001(k)          12.22      (0.04)          1.44           1.40            --              --          --            --
    9/30/2001             21.54      (0.17)         (7.79)         (7.96)           --           (1.36)         --         (1.36)
    9/30/2000(j)          16.21      (0.26)          5.59           5.33            --              --          --            --
    CLASS Y
   12/31/2002             13.93      (0.01)         (4.95)         (4.96)           --              --          --            --
   12/31/2001(k)          12.46      (0.01)          1.48           1.47            --              --          --            --
    9/30/2001             21.73      (0.01)         (7.90)         (7.91)           --           (1.36)         --         (1.36)
    9/30/2000(j)          16.21      (0.06)          5.58           5.52            --              --          --            --

CAPITAL GROWTH FUND
    CLASS A
   12/31/2002           $ 11.93    $ (0.09)      $  (3.26)       $ (3.35)     $     --        $     --       $  --       $    --
   12/31/2001             15.04      (0.13)         (2.95)         (3.08)           --           (0.03)         --         (0.03)
   12/31/2000             22.86      (0.18)         (4.14)         (4.32)           --           (3.50)         --         (3.50)
   12/31/1999             20.67      (0.13)          5.05           4.92            --           (2.73)         --         (2.73)
   12/31/1998             19.95      (0.13)          5.18           5.05            --           (4.33)         --         (4.33)
    CLASS B
   12/31/2002             10.61      (0.15)         (2.90)         (3.05)           --              --          --            --
   12/31/2001             13.47      (0.20)         (2.63)         (2.83)           --           (0.03)         --         (0.03)
   12/31/2000             21.06      (0.32)         (3.77)         (4.09)           --           (3.50)         --         (3.50)
   12/31/1999             19.37      (0.27)          4.69           4.42            --           (2.73)         --         (2.73)
   12/31/1998             19.10      (0.27)          4.87           4.60            --           (4.33)         --         (4.33)
    CLASS C
   12/31/2002             10.60      (0.14)         (2.90)         (3.04)           --              --          --            --
   12/31/2001             13.47      (0.20)         (2.64)         (2.84)           --           (0.03)         --         (0.03)
   12/31/2000             21.06      (0.32)         (3.77)         (4.09)           --           (3.50)         --         (3.50)
   12/31/1999             19.37      (0.27)          4.69           4.42            --           (2.73)         --         (2.73)
   12/31/1998             19.11      (0.27)          4.86           4.59            --           (4.33)         --         (4.33)

* The financial information for the periods through November 16, 2001 reflects the financial information for Kobrick Growth Fund's Class A shares, Class B shares, Class C shares and Class Y shares which were reorganized into Class A shares, Class B shares, Class C shares and Class Y shares of Large Cap Growth Fund, respectively, as of November 16, 2001. The predecessor Fund was advised by Kobrick Funds LLC until July 1, 2001 and had a September 30 fiscal year end.
(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(b) Computed on an annualized basis for periods less than one year.
(c) Certain Funds have entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(d) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(e) Had certain expenses not been reduced during the periods shown, total returns would have been lower.
(f) The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.

                 See accompanying notes to financial statements.

                                                                     RATIOS TO AVERAGE NET ASSETS:
                                                               ------------------------------------------
                       NET ASSET                 NET ASSETS,                  EXPENSES
                         VALUE,      TOTAL         END OF                   AFTER EXPENSE  NET INVESTMENT   PORTFOLIO
                         END OF      RETURN      THE PERIOD     EXPENSES     REDUCTIONS    INCOME (LOSS)    TURNOVER
                       THE PERIOD    (%)(a)         (000)        (%)(b)       (%)(b)(c)        (%)(b)        RATE(%)
                       ----------  ----------  --------------  -----------  -------------  --------------  -----------
LARGE CAP GROWTH FUND*
    CLASS A
   12/31/2002           $  8.87     (35.9)(e)    $  11,340        1.40(f)       1.37(f)        (0.37)           44
   12/31/2001(k)          13.84      11.7(e)        27,873        1.40(f)       1.36(f)        (0.56)           27
    9/30/2001             12.39     (38.5)(e)       27,668        1.40(f)       1.19(f)        (0.27)          724
    9/30/2000             21.67      40.6(e)       103,087        1.40(f)       1.29(f)        (0.62)          826
    9/30/1999             15.41      49.4(e)        46,827        1.40(f)       1.40(f)        (0.55)          632
    9/30/1998(i)          10.32       3.2(e)         1,054        1.40(f)       1.40(f)         0.32            11
    CLASS B
   12/31/2002              8.68     (36.3)(e)       11,758        2.15(f)       2.12(f)        (1.12)           44
   12/31/2001(k)          13.62      11.5(e)        24,087        2.15(f)       2.11(f)        (1.31)           27
    9/30/2001             12.22     (38.9)(e)       22,811        2.15(f)       1.98(f)        (1.04)          724
    9/30/2000(j)          21.53      32.8(e)        35,680        2.15(f)       1.99(f)        (1.30)          826
    CLASS C
   12/31/2002              8.68     (36.3)(e)        1,157        2.15(f)       2.12(f)        (1.12)           44
   12/31/2001(k)          13.62      11.5(e)         3,007        2.15(f)       2.11(f)        (1.33)           27
    9/30/2001             12.22     (38.9)(e)        3,419        2.15(f)       1.98(f)        (1.04)          724
    9/30/2000(j)          21.54      32.9(e)         6,546        2.15(f)       2.01(f)        (1.32)          826
    CLASS Y
   12/31/2002              8.97     (35.6)(e)          792        1.15(f)       1.12(f)        (0.12)           44
   12/31/2001(k)          13.93      11.8(e)         1,196        1.15(f)       1.11(f)        (0.32)           27
    9/30/2001             12.46     (38.3)(e)        1,251        1.15(f)       0.98(f)        (0.06)          724
    9/30/2000(j)          21.73      34.1(e)         1,746        1.15(f)       0.95(f)        (0.28)          826

CAPITAL GROWTH FUND
    CLASS A
   12/31/2002           $  8.58     (28.1)       $  58,729        1.75          1.71           (0.84)          103
   12/31/2001             11.93     (20.5)          98,412        1.62          1.58           (0.99)           90
   12/31/2000             15.04     (19.5)         143,425        1.40          1.37           (0.80)          118
   12/31/1999             22.86      24.7          200,821        1.39          1.39           (0.61)          124
   12/31/1998             20.67      29.0          175,511        1.46          1.46           (0.62)          136
    CLASS B
   12/31/2002              7.56     (28.8)          16,267        2.50          2.46           (1.59)          103
   12/31/2001             10.61     (21.0)          35,409        2.37          2.33           (1.74)           90
   12/31/2000             13.47     (20.1)          56,884        2.15          2.12           (1.55)          118
   12/31/1999             21.06      23.8           74,774        2.14          2.14           (1.36)          124
   12/31/1998             19.37      28.2           57,796        2.21          2.21           (1.37)          136
    CLASS C
   12/31/2002              7.56     (28.7)             847        2.50          2.46           (1.59)          103
   12/31/2001             10.60     (21.1)           1,745        2.37          2.33           (1.74)           90
   12/31/2000             13.47     (20.1)           2,487        2.15          2.12           (1.55)          118
   12/31/1999             21.06      23.8            3,110        2.14          2.14           (1.36)          124
   12/31/1998             19.37      28.1            1,609        2.21          2.21           (1.37)          136

(g) Amount rounds to less than $0.01 per share.
(h) Amount shown for a share outstanding does not correspond with the net realized and unrealized gain (loss) on investments due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(i) For the period September 1, 1998 (inception) through September 30, 1998.
(j) For the period October 29, 1999 (inception) through September 30, 2000.
(k) For the three months ended December 31, 2001.

                                   INCOME (LOSS) FROM INVESTMENT OPERATIONS:                       LESS DISTRIBUTIONS:
                                   ----------------------------------------- -------------------------------------------------------
                       NET ASSET
                         VALUE,       NET         NET REALIZED                  DIVIDENDS    DISTRIBUTIONS
                       BEGINNING   INVESTMENT    AND UNREALIZED  TOTAL FROM       FROM          FROM NET
                           OF        INCOME      GAIN (LOSS) ON  INVESTMENT  NET INVESTMENT     REALIZED    RETURN OF      TOTAL
                       THE PERIOD    (LOSS)       INVESTMENTS    OPERATIONS      INCOME      CAPITAL GAINS   CAPITAL   DISTRIBUTIONS
                       ----------  ----------    --------------  ----------  --------------  -------------  ---------  -------------
TARGETED EQUITY FUND
    CLASS A
   12/31/2002           $  7.81    $ (0.06)(d)     $  (2.19)      $ (2.25)      $    --         $    --      $    --     $     --
   12/31/2001              9.36      (0.03)(d)        (1.49)        (1.52)        (0.03)             --           --        (0.03)
   12/31/2000             11.00       0.09(d)         (0.60)        (0.51)        (0.06)          (1.07)          --        (1.13)
   12/31/1999             11.36       0.02             1.57          1.59            --           (1.95)          --        (1.95)
   12/31/1998             10.41       0.08(d)          3.00          3.08         (0.10)          (1.67)       (0.36)       (2.13)
    CLASS B
   12/31/2002              7.47      (0.11)(d)        (2.08)        (2.19)           --              --           --           --
   12/31/2001              9.02      (0.09)(d)        (1.43)        (1.52)        (0.03)             --           --        (0.03)
   12/31/2000             10.67       0.01(d)         (0.58)        (0.57)        (0.01)          (1.07)          --        (1.08)
   12/31/1999             11.15      (0.05)            1.52          1.47            --           (1.95)          --        (1.95)
   12/31/1998             10.32       0.00(d)(e)       2.95          2.95         (0.06)          (1.67)       (0.39)       (2.12)
    CLASS C
   12/31/2002              7.47      (0.11)(d)        (2.09)        (2.20)           --              --           --           --
   12/31/2001              9.02      (0.09)(d)        (1.43)        (1.52)        (0.03)             --           --        (0.03)
   12/31/2000             10.67       0.01(d)         (0.58)        (0.57)        (0.01)          (1.07)          --        (1.08)
   12/31/1999             11.15      (0.05)            1.52          1.47            --           (1.95)          --        (1.95)
   12/31/1998(f)          11.18       0.00(d)(e)       2.09          2.09         (0.06)          (1.67)       (0.39)       (2.12)
    CLASS Y
   12/31/2002              7.85      (0.02)(d)        (2.20)        (2.22)           --              --           --           --
   12/31/2001              9.37       0.01(d)         (1.50)        (1.49)        (0.03)             --           --        (0.03)
   12/31/2000             11.01       0.12(d)         (0.60)        (0.48)        (0.09)          (1.07)          --        (1.16)
   12/31/1999(g)          11.94       0.03             0.99          1.02            --           (1.95)          --        (1.95)

GROWTH AND INCOME FUND
    CLASS A
   12/31/2002           $ 11.78     $ 0.01(d)      $  (2.37)      $ (2.36)      $    --         $    --      $    --     $     --
   12/31/2001             13.79      (0.01)(d)        (2.00)        (2.01)           --              --           --           --
   12/31/2000             15.33       0.01(d)         (1.09)        (1.08)           --           (0.46)          --        (0.46)
   12/31/1999             16.57       0.08             1.40          1.48         (0.06)          (2.66)          --        (2.72)
   12/31/1998             15.35       0.04             3.29          3.33         (0.01)          (2.10)          --        (2.11)
    CLASS B
   12/31/2002             11.37      (0.07)(d)        (2.28)        (2.35)           --              --           --           --
   12/31/2001             13.40      (0.10)(d)        (1.93)        (2.03)           --              --           --           --
   12/31/2000             15.03      (0.10)(d)        (1.07)        (1.17)           --           (0.46)          --        (0.46)
   12/31/1999             16.37      (0.04)            1.36          1.32            --           (2.66)          --        (2.66)
   12/31/1998             15.28      (0.05)            3.24          3.19            --           (2.10)          --        (2.10)
    CLASS C
   12/31/2002             11.36      (0.07)(d)        (2.28)        (2.35)           --              --           --           --
   12/31/2001             13.38      (0.10)(d)        (1.92)        (2.02)           --              --           --           --
   12/31/2000             15.01      (0.10)(d)        (1.07)        (1.17)           --           (0.46)          --        (0.46)
   12/31/1999             16.35      (0.04)            1.36          1.32            --           (2.66)          --        (2.66)
   12/31/1998             15.28      (0.04)            3.21          3.17            --           (2.10)          --        (2.10)

                 See accompanying notes to financial statements.

                                                                     RATIOS TO AVERAGE NET ASSETS:
                                                               ------------------------------------------
                       NET ASSET                 NET ASSETS,                  EXPENSES
                         VALUE,      TOTAL         END OF                   AFTER EXPENSE  NET INVESTMENT   PORTFOLIO
                         END OF      RETURN      THE PERIOD     EXPENSES     REDUCTIONS    INCOME (LOSS)    TURNOVER
                       THE PERIOD    (%)(a)         (000)        (%)(b)       (%)(b)(c)        (%)(b)        RATE(%)
                       ----------  ----------  --------------  -----------  -------------  --------------  -----------
TARGETED EQUITY FUND
    CLASS A
   12/31/2002           $  5.56      (28.8)     $   602,989        1.47          1.39           (0.86)         223
   12/31/2001              7.81      (16.2)       1,012,161        1.38          1.35           (0.39)         243
   12/31/2000              9.36       (4.6)       1,413,685        1.18          1.16            0.83          266
   12/31/1999             11.00       15.2        1,871,138        1.12          1.12            0.23          206
   12/31/1998             11.36       33.4        1,825,107        1.12          1.12            0.74          202
    CLASS B
   12/31/2002              5.28      (29.3)          45,633        2.23          2.15           (1.62)         223
   12/31/2001              7.47      (16.8)          78,744        2.13          2.10           (1.14)         243
   12/31/2000              9.02       (5.2)         107,594        1.93          1.91            0.08          266
   12/31/1999             10.67       14.4          135,786        1.87          1.87           (0.52)         206
   12/31/1998             11.15       32.4           75,444        1.87          1.87           (0.01)         202
    CLASS C
   12/31/2002              5.27      (29.5)           2,187        2.23          2.15           (1.62)         223
   12/31/2001              7.47      (16.8)           4,162        2.13          2.10           (1.14)         243
   12/31/2000              9.02       (5.2)           5,830        1.93          1.91            0.08          266
   12/31/1999             10.67       14.4            8,754        1.87          1.87           (0.52)         206
   12/31/1998(f)          11.15       22.2            2,030        1.87          1.87           (0.01)         202
    CLASS Y
   12/31/2002              5.63      (28.3)           5,522        0.92          0.84           (0.31)         223
   12/31/2001              7.85      (15.9)           8,785        0.87          0.83            0.13          243
   12/31/2000              9.37       (4.2)          12,260        0.85          0.83            1.16          266
   12/31/1999(g)          11.01        9.7           15,418        0.87          0.87            0.48          206

GROWTH AND INCOME FUND
    CLASS A
   12/31/2002           $  9.42      (20.0)     $   130,751        1.56          1.54            0.07          195
   12/31/2001             11.78      (14.6)         211,138        1.46          1.41           (0.05)         154
   12/31/2000             13.79       (7.3)         290,714        1.31          1.28            0.04          139
   12/31/1999             15.33        9.5          375,676        1.21          1.21            0.48          133
   12/31/1998             16.57       23.9          304,139        1.23          1.23            0.33          114
    CLASS B
   12/31/2002              9.02      (20.7)          71,436        2.31          2.29           (0.68)         195
   12/31/2001             11.37      (15.1)         120,361        2.21          2.16           (0.80)         154
   12/31/2000             13.40       (8.1)         165,767        2.06          2.03           (0.71)         139
   12/31/1999             15.03        8.6          216,457        1.96          1.96           (0.27)         133
   12/31/1998             16.37       23.1          153,369        1.98          1.98           (0.42)         114
    CLASS C
   12/31/2002              9.01      (20.7)           6,440        2.31          2.29           (0.68)         195
   12/31/2001             11.36      (15.1)          10,553        2.21          2.16           (0.80)         154
   12/31/2000             13.38       (8.1)          19,373        2.06          2.03           (0.71)         139
   12/31/1999             15.01        8.6           26,983        1.96          1.96           (0.27)         133
   12/31/1998             16.35       22.9           18,288        1.98          1.98           (0.42)         114

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(b) Computed on an annualized basis for periods less than one year.
(c) Certain Funds have entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(d) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(e) Amount rounds to less than $0.01 per share.
(f) For the period September 1, 1998 (inception) through December 31, 1998.
(g) For the period June 30, 1999 (inception) through December 31, 1999.

                                  INCOME (LOSS) FROM INVESTMENT OPERATIONS:                       LESS DISTRIBUTIONS:
                                  ----------------------------------------- -------------------------------------------------------
                       NET ASSET
                         VALUE,       NET       NET REALIZED                   DIVIDENDS    DISTRIBUTIONS
                       BEGINNING   INVESTMENT  AND UNREALIZED   TOTAL FROM       FROM         FROM NET
                           OF        INCOME    GAIN (LOSS) ON   INVESTMENT  NET INVESTMENT    REALIZED     RETURN OF      TOTAL
                       THE PERIOD    (LOSS)     INVESTMENTS     OPERATIONS      INCOME      CAPITAL GAINS   CAPITAL   DISTRIBUTIONS
                       ----------  ----------  --------------   ----------  --------------  -------------  ---------  -------------
GROWTH AND INCOME FUND
  (CONT'D)
    CLASS Y
   12/31/2002           $ 11.93     $ 0.07(d)    $  (2.41)       $ (2.34)     $     --        $     --       $  --      $    --
   12/31/2001             13.87       0.06(d)       (2.00)         (1.94)           --              --          --           --
   12/31/2000             15.36       0.07(d)       (1.10)         (1.03)           --           (0.46)         --        (0.46)
   12/31/1999             16.57       0.02           1.51           1.53         (0.08)          (2.66)         --        (2.74)
   12/31/1998(k)          15.42       0.02           1.22           1.24         (0.02)          (0.07)         --        (0.09)

BALANCED FUND
    CLASS A
   12/31/02             $  9.57     $ 0.11(d)    $  (1.50)       $ (1.39)     $  (0.11)       $     --       $  --      $ (0.11)
   12/31/2001(j)          10.70       0.15(d)       (1.12)         (0.97)        (0.16)             --          --        (0.16)
   12/31/2000             11.69       0.23          (0.98)         (0.75)        (0.24)           0.00(g)       --        (0.24)
   12/31/1999             13.52       0.32          (0.82)         (0.50)        (0.32)          (1.01)         --        (1.33)
   12/31/1998             14.25       0.33           0.74           1.07         (0.32)          (1.48)         --        (1.80)
    CLASS B
   12/31/02                9.59       0.04(d)       (1.50)         (1.46)        (0.04)             --          --        (0.04)
   12/31/2001(j)          10.68       0.07(d)       (1.11)         (1.04)        (0.05)             --          --        (0.05)
   12/31/2000             11.58       0.16          (0.99)         (0.83)        (0.07)           0.00(g)       --        (0.07)
   12/31/1999             13.40       0.21          (0.80)         (0.59)        (0.22)          (1.01)         --        (1.23)
   12/31/1998             14.15       0.21           0.74           0.95         (0.22)          (1.48)         --        (1.70)
    CLASS C
   12/31/02                9.54       0.04(d)       (1.49)         (1.45)        (0.04)             --          --        (0.04)
   12/31/2001(j)          10.63       0.07(d)       (1.11)         (1.04)        (0.05)             --          --        (0.05)
   12/31/2000             11.53       0.16          (0.99)         (0.83)        (0.07)           0.00(g)       --        (0.07)
   12/31/1999             13.35       0.21          (0.80)         (0.59)        (0.22)          (1.01)         --        (1.23)
   12/31/1998             14.10       0.21           0.74           0.95         (0.22)          (1.48)         --        (1.70)
    CLASS Y
   12/31/02                9.45       0.15(d)       (1.45)         (1.30)        (0.17)             --          --        (0.17)
   12/31/2001(j)          10.62       0.21(d)       (1.12)         (0.91)        (0.26)             --          --        (0.26)
   12/31/2000             11.71       0.28          (0.98)         (0.70)        (0.39)           0.00(g)       --        (0.39)
   12/31/1999             13.54       0.36          (0.81)         (0.45)        (0.37)          (1.01)         --        (1.38)
   12/31/1998             14.27       0.39           0.74           1.13         (0.38)          (1.48)         --        (1.86)

JURIKA & VOYLES
RELATIVE VALUE FUND
    CLASS A
   12/31/2002           $ 12.98     $(0.04)(d)   $  (3.28)       $ (3.32)     $     --        $     --       $  --      $    --
   12/31/2001(h)          14.29         --           0.50           0.50            --           (1.81)         --        (1.81)
    CLASS B
   12/31/2002             12.98      (0.11)(d)      (3.27)         (3.38)           --              --          --           --
   12/31/2001(h)          14.29         --           0.50           0.50            --           (1.81)         --        (1.81)
    CLASS C
   12/31/2002             12.98      (0.12)(d)      (3.26)         (3.38)           --              --          --           --
   12/31/2001(h)          14.29         --           0.50           0.50            --           (1.81)         --        (1.81)

                 See accompanying notes to financial statements.

                                                                     RATIOS TO AVERAGE NET ASSETS:
                                                               ------------------------------------------
                       NET ASSET                 NET ASSETS,                  EXPENSES
                         VALUE,      TOTAL         END OF                   AFTER EXPENSE  NET INVESTMENT   PORTFOLIO
                         END OF      RETURN      THE PERIOD     EXPENSES     REDUCTIONS    INCOME (LOSS)    TURNOVER
                       THE PERIOD    (%)(a)         (000)        (%)(b)       (%)(b)(c)        (%)(b)        RATE(%)
                       ----------  ----------  --------------  -----------  -------------  --------------  -----------
GROWTH AND INCOME FUND
  (CONT'D)
    CLASS Y
   12/31/2002           $  9.59      (19.6)     $   10,569         0.96         0.94            0.66           195
   12/31/2001             11.93      (14.0)         11,918         0.91         0.87            0.52           154
   12/31/2000             13.87       (7.0)         10,131         0.87         0.84            0.48           139
   12/31/1999             15.36        9.8          14,377         0.96         0.96           (0.73)          133
   12/31/1998(k)          16.57        8.1               1         0.98         0.98            0.58           114

BALANCED FUND
    CLASS A
   12/31/02             $  8.07      (14.6)(e)  $   55,135         1.68(f)      1.65(f)         1.22            89
   12/31/2001(j)           9.57       (9.1)         74,802         1.75         1.73            1.48           190
   12/31/2000             10.70       (6.4)        100,993         1.56         1.52            2.08           133
   12/31/1999             11.69       (3.8)        167,943         1.33         1.33            2.30            61
   12/31/1998             13.52        8.2         222,866         1.30         1.30            2.25            81
    CLASS B
   12/31/02                8.09      (15.3)(e)      15,977         2.43(f)      2.40(f)         0.47            89
   12/31/2001(j)           9.59       (9.7)         28,562         2.50         2.47            0.73           190
   12/31/2000             10.68       (7.2)         39,548         2.31         2.27            1.33           133
   12/31/1999             11.58       (4.4)         65,492         2.08         2.08            1.55            61
   12/31/1998             13.40        7.3          84,255         2.05         2.05            1.50            81
    CLASS C
   12/31/02                8.05      (15.2)(e)       1,060         2.43(f)      2.40(f)         0.47            89
   12/31/2001(j)           9.54       (9.8)          1,392         2.50         2.47            0.73           190
   12/31/2000             10.63       (7.2)          2,022         2.31         2.27            1.33           133
   12/31/1999             11.53       (4.5)          4,454         2.08         2.08            1.55            61
   12/31/1998             13.35        7.3           5,480         2.05         2.05            1.50            81
    CLASS Y
   12/31/02                7.98      (13.9)(e)      28,967         0.95(f)      0.92(f)         1.94            89
   12/31/2001(j)           9.45       (8.6)(e)      44,949         1.13(f)      1.10(f)         2.10           190
   12/31/2000             10.62       (6.0)         28,740         1.02         0.97            2.63           133
   12/31/1999             11.71       (3.3)         47,130         0.93         0.93            2.68            61
   12/31/1998             13.54        8.6          73,212         0.90         0.90            2.65            81

JURIKA & VOYLES
RELATIVE VALUE FUND
    CLASS A
   12/31/2002           $  9.66      (25.6)(e)  $      866         1.50(f)      1.50(f)        (0.39)           42
   12/31/2001(h)          12.98        3.9(e)        1,277         1.50(f)      1.50(f)        (0.20)           21
    CLASS B
   12/31/2002              9.60      (26.0)(e)         105         2.25(f)      2.25(f)        (1.14)           42
   12/31/2001(h)          12.98        3.9(e)           --(i)      2.25(f)      2.25(f)           --            21
    CLASS C
   12/31/2002              9.60      (26.0)(e)          23         2.25(f)      2.25(f)        (1.14)           42
   12/31/2001(h)          12.98        3.9(e)           --(i)      2.25(f)      2.25(f)           --            21

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(b) Computed on an annualized basis for periods less than one year.
(c) Certain Funds have entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(d) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(e) Had certain expenses not been reduced during the period total return would have been lower.
(f) The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.
(g) Amount rounds to less than $0.01 per share.
(h) For the period November 30, 2001 (inception) through December 31, 2001.
(i) Amount is less than $500.
(j) As required, effective January 1, 2001, the Balanced Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.01 and increase net realized and unrealized gains and losses by $0.01 for Class A, Class B, Class C and Class Y. The effect of this change also was to decrease the ratio of net investment income to average net assets from 1.56% to 1.48% for Class A, from 0.81% to 0.73% for Class B, from 0.81% to 0.73% for Class C and from 2.18% to 2.10% for Class Y. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(k) For the period November 18, 1998 (inception) through December 31, 1998.

                           INCOME (LOSS) FROM INVESTMENT OPERATIONS:                         LESS DISTRIBUTIONS:
                     ----------------------------------------------------  ------------------------------------------------------
                     NET ASSET
                       VALUE,         NET       NET REALIZED                 DIVIDENDS    DISTRIBUTIONS
                     BEGINNING     INVESTMENT  AND UNREALIZED  TOTAL FROM      FROM         FROM NET
                         OF          INCOME    GAIN (LOSS) ON  INVESTMENT  NET INVESTMENT   REALIZED      RETURN OF      TOTAL
                     THE PERIOD      (LOSS)     INVESTMENTS    OPERATIONS      INCOME     CAPITAL GAINS   CAPITAL    DISTRIBUTIONS
                     ----------    ----------  --------------  ----------  -------------  -------------   ---------  -------------
JURIKA & VOYLES
RELATIVE VALUE FUND
  (CONT'D)
   CLASS Y*
   12/31/2002         $  12.97      $  (0.02)(d)  $  (3.27)     $  (3.29)     $     --      $     --      $     --      $     --
   12/31/2001(k)         15.49         (0.01)        (0.70)        (0.71)           --         (1.81)           --         (1.81)
    6/30/2001            16.94         (0.03)         0.97          0.94            --         (2.39)           --         (2.39)
    6/30/2000            16.06          0.00(g)       1.41          1.41         (0.04)        (0.49)           --         (0.53)
    6/30/1999            16.20          0.03          0.82          0.85            --         (0.99)           --         (0.99)
    6/30/1998            16.27          0.01          1.77          1.78         (0.04)        (1.81)           --         (1.85)

LARGE CAP VALUE FUND
    CLASS A
   12/31/2002         $  17.81      $   0.07(d)   $  (4.08)     $  (4.01)     $   0.00(g)   $     --      $     --      $   0.00(g)
   12/31/2001            18.49          0.09(d)      (0.74)        (0.65)        (0.03)           --            --         (0.03)
   12/31/2000            17.16          0.16(d)       1.37          1.53         (0.20)           --            --         (0.20)
   12/31/1999            17.62          0.17         (0.51)        (0.34)        (0.12)         0.00(g)         --         (0.12)
   12/31/1998            17.59          0.26(d)       0.20(h)       0.46         (0.26)        (0.17)           --         (0.43)
    CLASS B
   12/31/2002            17.67         (0.05)(d)     (4.02)        (4.07)         0.00(g)         --            --          0.00(g)
   12/31/2001            18.46         (0.05)(d)     (0.73)        (0.78)        (0.01)           --            --         (0.01)
   12/31/2000            17.10          0.04(d)       1.35          1.39         (0.03)           --            --         (0.03)
   12/31/1999            17.62          0.03         (0.50)        (0.47)        (0.05)         0.00(g)         --         (0.05)
   12/31/1998            17.59          0.13(d)       0.20(h)       0.33         (0.13)        (0.17)           --         (0.30)
    CLASS C
   12/31/2002            17.68         (0.05)(d)     (4.03)        (4.08)         0.00(g)         --            --          0.00(g)
   12/31/2001            18.48         (0.05)(d)     (0.74)        (0.79)        (0.01)           --            --         (0.01)
   12/31/2000            17.11          0.04(d)       1.36          1.40         (0.03)           --            --         (0.03)
   12/31/1999            17.63          0.03         (0.50)        (0.47)        (0.05)         0.00(g)         --         (0.05)
   12/31/1998            17.59          0.13(d)       0.21(h)       0.34         (0.13)        (0.17)           --         (0.30)

SELECT FUND
    CLASS A
   12/31/2002         $  10.96      $  (0.03)(d)  $  (1.69)     $  (1.72)     $     --      $     --      $     --      $     --
   12/31/2001(j)         10.00         (0.01)(d)      0.97          0.96            --            --            --            --
    CLASS B
   12/31/2002            10.90         (0.11)(d)     (1.67)        (1.78)           --            --            --            --
   12/31/2001(j)         10.00         (0.07)(d)      0.97          0.90            --            --            --            --
    CLASS C
   12/31/2002            10.90         (0.11)(d)     (1.67)        (1.78)           --            --            --            --
   12/31/2001(j)         10.00         (0.07)(d)      0.97          0.90            --            --            --            --

                 See accompanying notes to financial statements.

                                                                    RATIOS TO AVERAGE NET ASSETS:
                                                               ----------------------------------------
                      NET ASSET                  NET ASSETS,                  EXPENSES
                       VALUE,         TOTAL        END OF                  AFTER EXPENSE  NET INVESTMENT  PORTFOLIO
                       END OF        RETURN      THE PERIOD     EXPENSES     REDUCTIONS    INCOME (LOSS)  TURNOVER
                     THE PERIOD    (%) (a)(e)       (000)      (%) (b)(f)  (%) (b)(c)(f)      (%) (b)     RATE (%)
                     ----------    ----------    -----------   ----------  -------------  --------------  ---------
JURIKA & VOYLES
RELATIVE VALUE FUND (CONT'D)
   CLASS Y*
   12/31/2002         $   9.68         (25.4)     $ 16,062          1.25          1.25         (0.14)           42
   12/31/2001(k)         12.97          (4.2)       26,033          1.25          1.25         (0.20)           21
    6/30/2001            15.49           5.4        29,100          1.25          1.25         (0.18)           51
    6/30/2000            16.94           9.2        29,600          1.25          1.25         (0.01)           79
    6/30/1999            16.06           6.1        38,300          1.25          1.25          0.22            92
    6/30/1998            16.20          11.5        47,400          1.25          1.25          0.09            61

LARGE CAP VALUE FUND
    CLASS A
   12/31/2002         $  13.80         (22.5)     $  5,952          1.50          1.45          0.42            55
   12/31/2001            17.81          (3.5)       10,185          1.50          1.46          0.49            31
   12/31/2000            18.49           9.0         8,510          1.50          1.47          0.96            31
   12/31/1999            17.16          (1.9)       11,291          1.50          1.50          0.94            93
   12/31/1998            17.62           2.7        17,839          1.50          1.50          1.48            61
    CLASS B
   12/31/2002            13.60         (23.0)        7,384          2.25          2.20         (0.33)           55
   12/31/2001            17.67          (4.2)        9,911          2.25          2.21         (0.26)           31
   12/31/2000            18.46           8.2         7,839          2.25          2.22          0.21            31
   12/31/1999            17.10          (2.7)        9,643          2.25          2.25          0.19            93
   12/31/1998            17.62           2.0        16,623          2.25          2.25          0.73            61
    CLASS C
   12/31/2002            13.60         (23.1)          654          2.25          2.20         (0.33)           55
   12/31/2001            17.68          (4.3)          783          2.25          2.21         (0.25)           31
   12/31/2000            18.48           8.2           799          2.25          2.22          0.21            31
   12/31/1999            17.11          (2.7)        1,336          2.25          2.25          0.19            93
   12/31/1998            17.63           2.0         2,101          2.25          2.25          0.73            61

SELECT FUND
    CLASS A
   12/31/2002         $   9.24         (15.7)     $ 68,660          1.70          1.69         (0.35)           12
   12/31/2001(j)         10.96           9.6        45,987          1.70          1.63         (0.08)           10
    CLASS B
   12/31/2002             9.12         (16.3)       85,794          2.45          2.44         (1.10)           12
   12/31/2001(j)         10.90           9.0        62,671          2.45          2.39         (0.83)           10
    CLASS C
   12/31/2002             9.12         (16.3)       86,269          2.45          2.44         (1.10)           12
   12/31/2001(j)         10.90           9.0        34,406          2.45          2.39         (0.86)           10

* The financial information for the periods through November 30, 2001 reflects the financial information for Jurika & Voyles Value+Growth Fund's shares which were reorganized into Class Y shares of CDC Nvest Jurika & Voyles Relative Value Fund as of November 30, 2001. Jurika & Voyles Value+Growth Fund had a June 30 fiscal year end.
(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(b)  Computed on an annualized basis for periods less than one year.
(c) Certain Funds have entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(d) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(e) Had certain expenses not been reduced during the period, total returns would have been lower.
(f) The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.
(g)  Amount rounds to less than $0.01 per share.
(h) The amount shown for a share outstanding does not correspond with the aggregate net gain/(loss) for the period ended December 31, 1998, due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(i)  For the period September 15, 1997 (inception) through December 31, 1997.
(j)  For the period March 15, 2001 (inception) through December 31, 2001.
(k)  For the period July 1, 2001 through December 31, 2001.

                           INCOME (LOSS) FROM INVESTMENT OPERATIONS:                         LESS DISTRIBUTIONS:
                     ------------------------------------------------------  -----------------------------------------------------
                     NET ASSET
                       VALUE,         NET       NET REALIZED                  DIVIDENDS   DISTRIBUTIONS
                     BEGINNING     INVESTMENT  AND UNREALIZED  TOTAL FROM       FROM        FROM NET
                         OF          INCOME    GAIN (LOSS) ON  INVESTMENT  NET INVESTMENT    REALIZED      RETURN OF     TOTAL
                     THE PERIOD      (LOSS)     INVESTMENTS    OPERATIONS      INCOME      CAPITAL GAINS     CAPITAL  DISTRIBUTIONS
                     ----------    ----------  -------------- -----------  --------------  -------------   ---------  -------------
JURIKA & VOYLES
SMALL CAP GROWTH FUND
    CLASS A
   12/31/2002         $  13.04      $  (0.13)(d)  $  (5.81)     $  (5.94)     $     --      $     --      $     --      $     --
   12/31/2001(h)         12.56         (0.01)(d)      0.49          0.48            --            --            --            --
    CLASS B
   12/31/2002            13.03         (0.21)(d)     (5.78)        (5.99)           --            --            --            --
   12/31/2001(h)         12.56         (0.02)(d)      0.49          0.47            --            --            --            --
    CLASS C
   12/31/2002            13.04         (0.20)(d)     (5.80)        (6.00)           --            --            --            --
   12/31/2001(h)         12.56         (0.02)(d)      0.50          0.48            --            --            --            --
    CLASS Y*
   12/31/2002            13.05         (0.11)(d)     (5.81)        (5.92)           --            --            --            --
   12/31/2001(g)         16.48         (0.08)(d)     (3.20)        (3.28)           --         (0.15)           --         (0.15)
    6/30/2001            23.62         (0.20)        (3.36)        (3.56)           --         (3.58)           --         (3.58)
    6/30/2000            16.13         (0.21)         7.70          7.49            --            --            --            --
    6/30/1999            19.10         (0.14)        (0.93)        (1.07)           --         (1.90)           --         (1.90)
    6/30/1998            21.83         (0.17)         2.40          2.23            --         (4.96)           --         (4.96)

INTERNATIONAL EQUITY
  FUND
    CLASS A
   12/31/2002         $  12.72      $  (0.08)(d)  $  (2.60)     $  (2.68)     $     --      $     --      $     --      $     --
   12/31/2001            16.62         (0.10)(d)     (3.80)        (3.90)           --            --            --            --
   12/31/2000            25.39         (0.22)(d)     (6.90)        (7.12)        (0.17)        (1.48)           --         (1.65)
   12/31/1999            14.26         (0.03)(d)     12.31         12.28         (0.02)        (1.13)           --         (1.15)
   12/31/1998            14.06          0.15(d)       0.77          0.92         (0.44)        (0.28)           --         (0.72)
    CLASS B
   12/31/2002            12.14         (0.16)(d)     (2.47)        (2.63)           --            --            --            --
   12/31/2001            15.99         (0.20)(d)     (3.65)        (3.85)           --            --            --            --
   12/31/2000            24.71         (0.37)(d)     (6.70)        (7.07)        (0.17)        (1.48)           --         (1.65)
   12/31/1999            13.98         (0.15)(d)     12.01         11.86            --         (1.13)           --         (1.13)
   12/31/1998            13.71          0.04(d)       0.75          0.79         (0.24)        (0.28)           --         (0.52)

                 See accompanying notes to financial statements.

                                                                    RATIOS TO AVERAGE NET ASSETS:
                                                               ----------------------------------------
                      NET ASSET                  NET ASSETS,                  EXPENSES
                       VALUE,         TOTAL        END OF                  AFTER EXPENSE  NET INVESTMENT  PORTFOLIO
                       END OF        RETURN      THE PERIOD     EXPENSES     REDUCTIONS    INCOME (LOSS)  TURNOVER
                     THE PERIOD      (%)(a)        (000)         (%)(b)      (%)(b)(c)       (%)(b)       RATE (%)
                     ----------     --------     -----------   ----------  -------------  --------------  ---------
JURIKA & VOYLES
SMALL CAP GROWTH FUND
    CLASS A
   12/31/2002         $   7.10         (45.6)(e)  $  2,821          1.75(f)       1.73(f)      (1.42)          163
   12/31/2001(h)         13.04           3.8(e)      6,902          1.75(f)       1.75(f)      (1.31)           96
    CLASS B
   12/31/2002             7.04         (46.0)(e)     3,085          2.50(f)       2.48(f)      (2.17)          163
   12/31/2001(h)         13.03           3.7(e)      7,368          2.50(f)       2.50(f)      (2.06)           96
    CLASS C
   12/31/2002             7.04         (46.0)(e)       297          2.50(f)       2.48(f)      (2.17)          163
   12/31/2001(h)         13.04           3.8(e)        722          2.50(f)       2.50(f)      (2.06)           96
   CLASS Y*
   12/31/2002             7.13         (45.4)(e)     5,860          1.50(f)       1.48(f)      (1.17)          163
   12/31/2001(g)         13.05         (19.9)(e)    15,681          1.50(f)       1.50(f)      (1.21)           96
    6/30/2001            16.48         (14.1)(e)    31,600          1.50(f)       1.50(f)      (0.17)          203
    6/30/2000            23.62          46.4(e)     43,200          1.50(f)       1.50(f)      (1.14)          283
    6/30/1999            16.13          (3.8)(e)    30,600          1.50(f)       1.50(f)      (0.66)          180
    6/30/1998            19.10          10.3(e)     90,900          1.50(f)       1.50(f)      (0.59)          169

INTERNATIONAL EQUITY
  FUND
    CLASS A
   12/31/2002         $  10.04         (21.1)     $ 22,232          2.34          2.32         (0.67)          125
   12/31/2001            12.72         (23.5)       33,773          2.14          2.14         (0.74)          172
   12/31/2000            16.62         (28.6)       54,826          1.96          1.96         (1.01)          212
   12/31/1999            25.39          87.6(e)     67,197          2.00(f)       2.00(f)      (0.15)          229
   12/31/1998            14.26           6.7(e)     47,444          1.91(f)       1.91(f)       1.04           105
    CLASS B
   12/31/2002             9.51         (21.7)        8,950          3.09          3.07         (1.43)          125
   12/31/2001            12.14         (24.1)       17,549          2.89          2.89         (1.48)          172
   12/31/2000            15.99         (29.2)       29,013          2.71          2.71         (1.76)          212
   12/31/1999            24.71          86.3(e)     29,045          2.75(f)       2.75(f)      (0.90)          229
   12/31/1998            13.98           5.8(e)     19,797          2.66(f)       2.66(f)       0.29           105

* The financial information for the periods through November 30, 2001 reflects the financial information for Jurika & Voyles Small-Cap Fund's shares which were reorganized into Class Y shares of CDC Nvest Jurika & Voyles Small Cap Growth Fund as of November 30, 2001. Jurika & Voyles Small-Cap Fund had a June 30 fiscal year end.
(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations.
(b)  Computed on an annualized basis for periods less than one year.
(c) Certain Funds have entered into agreements with certain brokers to rebate a portion of broker commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(d) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(e) Had certain expenses not been reduced during the period, total returns would have been lower.
(f) The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expenses would have been higher.
(g)  For the period July 1, 2001 through December 31, 2001.
(h)  For the period November 30, 2001 (inception) through December 31, 2001.

                           INCOME (LOSS) FROM INVESTMENT OPERATIONS:                         LESS DISTRIBUTIONS:
                     ----------------------------------------------------  -----------------------------------------------------
                     NET ASSET
                       VALUE,         NET       NET REALIZED                 DIVIDENDS    DISTRIBUTIONS
                     BEGINNING     INVESTMENT  AND UNREALIZED  TOTAL FROM       FROM        FROM NET
                         OF          INCOME    GAIN (LOSS) ON  INVESTMENT  NET INVESTMENT     REALIZED    RETURN OF      TOTAL
                     THE PERIOD    (LOSS)(c)    INVESTMENTS    OPERATIONS      INCOME     CAPITAL GAINS   CAPITAL    DISTRIBUTIONS
                     ----------    ----------  --------------  ----------  --------------  ------------   ---------  -------------
INTERNATIONAL EQUITY
  FUND (CONT'D)
    CLASS C
   12/31/2002         $  12.18      $  (0.16)     $  (2.53)     $  (2.69)     $     --      $     --      $     --      $     --
   12/31/2001            16.05         (0.20)        (3.67)        (3.87)           --            --            --            --
   12/31/2000            24.78         (0.34)        (6.74)        (7.08)        (0.17)        (1.48)           --         (1.65)
   12/31/1999            14.02         (0.15)        12.04         11.89            --         (1.13)           --         (1.13)
   12/31/1998            13.74          0.05          0.75          0.80         (0.24)        (0.28)           --         (0.52)
    CLASS Y
   12/31/2002            13.11          0.01         (2.69)        (2.68)           --            --            --            --
   12/31/2001            17.02         (0.02)        (3.89)        (3.91)           --            --            --            --
   12/31/2000            25.81         (0.10)        (7.04)        (7.14)        (0.17)        (1.48)           --         (1.65)
   12/31/1999            14.45          0.02         12.54         12.56         (0.07)        (1.13)           --         (1.20)
   12/31/1998            14.35          0.25          0.77          1.02         (0.64)        (0.28)           --         (0.92)

                 See accompanying notes to financial statements.

                                                                    RATIOS TO AVERAGE NET ASSETS:
                                                               ----------------------------------------
                      NET ASSET                  NET ASSETS,                  EXPENSES
                       VALUE,         TOTAL        END OF                  AFTER EXPENSE  NET INVESTMENT  PORTFOLIO
                       END OF        RETURN      THE PERIOD     EXPENSES     REDUCTIONS    INCOME (LOSS)  TURNOVER
                     THE PERIOD      (%)(a)        (000)         (%)(b)      (%)(b)(c)       (%)(b)       RATE (%)
                     ----------     --------     -----------   ----------  -------------  --------------  ---------
INTERNATIONAL EQUITY
  FUND (CONT'D)
    CLASS C
   12/31/2002         $   9.49         (22.1)     $  1,195          3.09          3.07         (1.43)          125
   12/31/2001            12.18         (24.1)        2,183          2.89          2.89         (1.50)          172
   12/31/2000            16.05         (29.1)        5,656          2.71          2.71         (1.76)          212
   12/31/1999            24.78          86.2(e)      1,267          2.75(d)       2.75(d)      (0.90)          229
   12/31/1998            14.02           5.9(e)        860          2.66(d)       2.66(d)       0.29           105
    CLASS Y
   12/31/2002            10.43         (20.4)        3,330          1.60          1.58          0.07           125
   12/31/2001            13.11         (23.0)        7,249          1.49          1.49         (0.11)          172
   12/31/2000            17.02         (28.2)       11,940          1.39          1.39         (0.44)          212
   12/31/1999            25.81          88.6(e)     14,441          1.55(d)       1.55(d)       0.10           229
   12/31/1998            14.45           7.3(e)      5,552          1.31(d)       1.31(d)       1.64           105

(a) A sales charge and a contingent deferred sales charge for Class C shares are not reflected in total return calculations.
(b) Certain Funds have entered into agreements with certain brokers to rebate a portion of broker commissions. The rebated commissions are used to reduce operating expenses of the Fund.
(c) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(d) The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.
(e) Had certain expenses not been reduced during the period, total returns would have been lower.

                                    NOTES TO
                              FINANCIAL STATEMENTS

                          NOTES TO FINANCIAL STATEMENTS

For the Year Ended December 31, 2002

1. ORGANIZATION. CDC Nvest Funds Trust I, CDC Nvest Funds Trust II and CDC Nvest Funds Trust III (the "Trusts" and each a "Trust") are organized as Massachusetts business trusts. Each Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Each Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (individually, a "Fund" and, collectively, the "Funds"). Information presented in these financial statements pertains to the equity funds of the Trusts, the financial statements of the other Funds of the Trusts are presented in separate reports. The following table provides a list of the Funds included in this report.

CDC NVEST FUNDS TRUST I:
CDC Nvest Large Cap Growth Fund (the "Large Cap Growth Fund")
CDC Nvest Capital Growth Fund (the "Capital Growth Fund")
CDC Nvest Targeted Equity Fund (the "Targeted Equity Fund")
CDC Nvest Balanced Fund (the "Balanced Fund")
CDC Nvest Jurika & Voyles Relative Value Fund (the "Relative Value Fund") CDC Nvest International Equity Fund (the "International Equity Fund")

CDC NVEST FUNDS TRUST II:
CDC Nvest Growth and Income Fund (the "Growth and Income Fund")

CDC NVEST FUNDS TRUST III:
CDC Nvest Large Cap Value Fund (the "Large Cap Value Fund")
CDC Nvest Select Fund (the "Select Fund")
CDC Nvest Jurika & Voyles Small Cap Growth Fund (the "Small Cap Growth Fund")

Each Fund offers Class A, Class B, and Class C shares. Large Cap Growth Fund, Targeted Equity Fund, Growth and Income Fund, Balanced Fund, Relative Value Fund, Small Cap Growth Fund and International Equity Fund also offer Class Y shares. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge ("CDSC") if those shares are redeemed within six years of purchase. Class C shares are sold with a maximum front end sales charge of 1.00%, do not convert to any other class of shares and pay a higher ongoing distribution fee than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year. Class Y shares do not pay a front end sales charge, a CDSC or distribution fees. They are intended for institutional investors with a minimum initial investment of $1,000,000.

Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund, if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. SECURITY VALUATION. Equity securities are valued on the basis of valuations furnished to the Fund by a pricing service which has been authorized by the Trustees. The pricing service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's investment adviser and subadviser, under the supervision of the Fund's Trustees.

b. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when recovery of such taxes is uncertain. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

c. FOREIGN CURRENCY TRANSLATION. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities at the end of the fiscal periods, resulting from changes in exchange rates.

d. FORWARD FOREIGN CURRENCY CONTRACTS. The International Equity Fund may use foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell (if any) is shown in the portfolio composition under the caption "Forward Currency Contracts Outstanding." These amounts represent the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

All contracts are "marked-to-market" daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

e. FEDERAL AND FOREIGN INCOME TAXES. The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made. A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities, such taxes are accrued as applicable.

f. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for book and tax purposes of items such as distributions from real estate investment trusts, net operating losses, paydowns on mortgage-backed securities, non-deductible expenses, foreign currency transactions and gains realized from passive foreign investment companies. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

Effective May 1, 2002, the dividend payment frequency has changed for Large Cap Value Fund from quarterly to annually and for Growth and Income Fund from semiannually to annually.

g. REPURCHASE AGREEMENTS. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price, including interest. Each Fund's subadviser (adviser for the Targeted Equity Fund) is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

h. ORGANIZATION EXPENSE. Costs incurred by Small Cap Growth Fund in connection with the Fund's organization and initial registration, amounting to $21,223 in the aggregate, has been fully amortized as of December 31, 2002.

3. PURCHASES AND SALES OF SECURITIES. For the year ended December 31, 2002, purchases and sales of securities (excluding U.S. Government/Agency securities and short-term investments) were as follows:

   FUND                     PURCHASES           SALES            FUND                       PURCHASES           SALES
   ----                     ---------           -----            ----                       ---------           -----
Large Cap Growth Fund    $    16,398,806   $    30,047,566   Relative Value Fund         $     8,944,294   $    11,947,028
Capital Growth Fund          105,961,815       132,085,871   Large Cap Value Fund              9,704,755        11,602,178
Targeted Equity Fund       2,042,862,559     2,214,389,822   Select Fund                     155,988,899        23,504,535
Growth and Income Fund       538,462,799       618,347,665   Small Cap Growth Fund            31,733,519        37,836,768
Balanced Fund                 90,310,686       112,235,343   International Equity Fund        58,027,751        74,049,065

For the year ended December 31, 2002, purchases and sales of U.S.
Government/Agency securities by Balanced Fund were $18,979,562 and $23,705,921, respectively.

4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

a. MANAGEMENT FEES. CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers") is the investment adviser to each of the Funds except the Targeted Equity Fund. Capital Growth Management Limited Partnership ("CGM") is the investment adviser to the Targeted Equity Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund's average daily net assets:

                                             PERCENTAGE OF AVERAGE DAILY NET ASSETS
                            ------------------------------------------------------------------------
                                FIRST          NEXT           NEXT           NEXT            OVER
   FUND                     $200 MILLION   $300 MILLION   $500 MILLION    $1 BILLION     $2 BILLION
   ----                     ------------   ------------   ------------   ------------   ------------
Large Cap Growth Fund          0.900%         0.900%         0.900%         0.900%         0.900%
Capital Growth Fund            0.750%         0.700%         0.650%         0.650%         0.650%
Targeted Equity Fund           0.750%         0.700%         0.650%         0.650%         0.600%
Growth and Income Fund         0.700%         0.650%         0.600%         0.600%         0.600%
Balanced Fund                  0.750%         0.700%         0.650%         0.650%         0.650%
Relative Value Fund            0.850%         0.850%         0.800%         0.800%         0.800%
Large Cap Value Fund           0.700%         0.650%         0.600%         0.600%         0.600%
Select Fund                    1.000%         1.000%         1.000%         0.950%         0.950%
Small Cap Growth Fund          0.950%         0.900%         0.850%         0.850%         0.850%
International Equity Fund      0.900%         0.850%         0.800%         0.800%         0.800%

For the year ended December 31, 2002, the management fees and waivers for each Fund were as follows:

                                                                            PERCENTAGE OF AVERAGE
                               GROSS        WAIVER OF         NET              DAILY NET ASSETS
                             MANAGEMENT     MANAGEMENT     MANAGEMENT    ---------------------------
   FUND                         FEE             FEE           FEE           GROSS           NET
   ----                     ------------   ------------   ------------   ------------   ------------
Large Cap Growth Fund       $    336,604   $    196,094   $    140,510      0.900%         0.376%
Capital Growth Fund              777,861             --        777,861      0.750%         0.750%
Targeted Equity Fund           6,317,642             --      6,317,642      0.688%         0.688%
Growth and Income Fund         1,933,542             --      1,933,542      0.685%         0.685%
Balanced Fund                    942,522             --        942,522      0.750%         0.750%
Relative Value Fund              190,578        173,836         16,742      0.850%         0.075%
Large Cap Value Fund             125,893         47,024         78,869      0.700%         0.439%
Select Fund                    2,201,287             --      2,201,287      1.000%         1.000%
Small Cap Growth Fund            183,867         89,536         94,331      0.950%         0.487%
International Equity Fund        428,168             --        428,168      0.900%         0.900%

CDC IXIS Advisers has entered into subadvisory agreements for each Fund listed below. Payments to CDC IXIS Advisers are reduced by payments to the subadvisers.

Large Cap Growth Fund      Vaughan, Nelson, Scarborough & McCullough, L.P.
Capital Growth Fund        Westpeak Global Advisors, L.P.
Growth and Income Fund     Harris Associates L.P.
Balanced Fund              Loomis, Sayles & Company, L.P.
                           Jurika & Voyles, L.P.
Relative Value Fund        Jurika & Voyles, L.P.
Large Cap Value Fund       Vaughan, Nelson, Scarborough & McCullough, L.P.
Select Fund                Harris Associates, L.P.
Small Cap Growth Fund      Jurika & Voyles, L.P.
International Equity Fund  Loomis, Sayles & Company, L.P.

CDC IXIS Advisers and each of the subadvisers are wholly-owned subsidiaries of CDC IXIS Asset Management North America, L.P. CGM is a 50% owned subsidiary of CDC IXIS Asset Management North America, L.P. Certain officers and directors of CDC IXIS Advisers are also officers or Trustees of the Funds.

b. ACCOUNTING AND ADMINISTRATIVE EXPENSE. CDC IXIS Asset Management Services, Inc. ("CIS"), a wholly owned subsidiary of CDC IXIS Asset Management North America, L.P., ("CDC IXIS North America") performs certain accounting and administrative services for the Funds and has subcontracted with Investors Bank & Trust Company ("IBT") to serve as subadministrator. Pursuant to an agreement among the Trusts, CDC Nvest Cash Management Trust, CDC Nvest Tax Exempt Money Market Trust, CDC Nvest Companies Trust I and CIS each Fund pays CIS its pro rata portion of a group fee for these services representing the higher amount based on the following calculations:

          (1)  PERCENTAGE OF ELIGIBLE AVERAGE DAILY NET ASSETS

             FIRST        NEXT         OVER
          $5 BILLION   $5 BILLION   $10 BILLION
          ----------   ----------   -----------
            0.0350%      0.0325%      0.0300%

                  or

          (2) Each Fund's pro rata portion, based on eligible assets, of the annual aggregate minimum fee of $2.5 million.

Funds that became effective after January 1, 2001, pay the higher amount of the asset based fee or an annual fee of $70,000.

For the year ended December 31, 2002, fees paid to CIS for accounting and administrative expense were as follows:

                              ACCOUNTING
                                  AND        PERCENTAGE OF AVERAGE
   FUND                     ADMINISTRATIVE     DAILY NET ASSETS
   ----                     --------------   ---------------------
Large Cap Growth Fund       $       70,000           0.187%
Capital Growth Fund                 57,966           0.056%
Targeted Equity Fund               515,966           0.056%
Growth and Income Fund             158,120           0.056%
Balanced Fund                       70,972           0.056%
Relative Value Fund                 70,000           0.312%
Large Cap Value Fund                10,119           0.056%
Select Fund                         70,000           0.032%
Small Cap Growth Fund               10,716           0.055%
International Equity Fund           26,632           0.056%

Effective January 1, 2003, the annual aggregate fee based on average daily net assets changed to 0.060% on the first $5 billion in average daily net assets, 0.050% on the next $5 billion in average daily net assets and 0.045% on average daily net assets over $10 billion. The annual aggregate minimum fee also changed to $3.4 million.

c. TRANSFER AGENT FEES. CIS is the transfer and shareholder servicing agent for each Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. Each Fund pays CIS service fees for servicing shareholder accounts. Classes A, B and C pay service fees monthly representing the higher amount based on the following calculations:

          (1) Annual aggregate fee determined by applying an annual fee rate (see schedule below) to the eligible average daily net assets. Eligible assets are the average daily net assets of all non-networked accounts in equity funds offered within the CDC Nvest Family of Funds for which there are exchange privileges among the Funds.

                     FIRST          NEXT          OVER
                  $5.7 BILLION   $5 BILLION   $10.7 BILLION
                  ------------   ----------   --------------
                     0.184%         0.180%        0.175%

               Each Class of shares is subject to an annual class minimum of $18,000.

               or

               (2) An allocated portion, based on eligible assets, of an annual aggregate minimum fee of $10.1 million.

In addition, pursuant to other servicing agreements, Class A, B and C pay service fees to other firms that provide similar services for their own shareholder accounts.

Class Y shareholders pay service fees monthly at an annual rate of 0.10% of their average daily net assets.

CIS and BFDS and other firms are also reimbursed by the Funds for out-of-pocket expenses. For the year ended December 31, 2002, amounts paid to CIS as compensation for its services as transfer agent were as follows:

                            TRANSFER AGENT
   FUND                          FEE
   ----                     --------------
Large Cap Growth Fund       $      126,745
Capital Growth Fund                367,794
Targeted Equity Fund             3,111,797
Growth and Income Fund             894,117
Balanced Fund                      353,904
Relative Value Fund                 74,992
Large Cap Value                     56,608
Select Fund                        512,989
Small Cap Growth Fund               63,376
International Equity Fund          155,751

Effective January 1, 2003, the annual aggregate minimum fee changed to $9.8 million.

d. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to each Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays CDC IXIS Asset Management Distributors, L.P. ("CDC IXIS Distributors"), the Fund's distributor (a wholly owned subsidiary of CDC IXIS North America), a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses incurred by CDC IXIS Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B and Class C Plans, each Fund pays CDC IXIS Distributors a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by CDC IXIS Distributors in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B and Class C Plans, each Fund pays CDC IXIS Distributors a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by CDC IXIS Distributors in connection with the marketing or sale of Class B and Class C shares.

For the year ended December 31, 2002, the Funds paid the following service and distribution fees:

                                           SERVICE FEE                       DISTRIBUTION FEE
                            ------------------------------------------   ---------------------------
   FUND                        CLASS A        CLASS B        CLASS C        CLASS B       CLASS C
   ----                     ------------   ------------   ------------   ------------   ------------
Large Cap Growth Fund       $     44,663   $     41,871   $      4,672   $    125,613   $     14,014
Capital Growth Fund              195,192         60,814          3,261        182,443          9,782
Targeted Equity Fund           2,106,363        161,773          8,620        485,319         25,860
Growth and Income Fund           421,102        233,794         20,164        701,383         60,493
Balanced Fund                    162,264         54,497          3,122        163,493          9,367
Relative Value Fund                2,472            162             44            486            132
Large Cap Value                   21,024         21,983          1,957         65,948          5,869
Select Fund                      160,533        209,583        180,212        628,747        540,635
Small Cap Growth Fund             10,963         11,916          1,184         35,748          3,552
International Equity Fund         70,788         32,254          4,034         96,760         12,102

Prior to September 13, 1993 for Capital Growth Fund, Balanced Fund and International Equity Fund and June 1, 1993 for Targeted Equity Fund, to the extent that reimbursable expenses of CDC IXIS Distributors in prior years exceeded the maximum amount payable under the Plan for that year, such expenses could be carried forward for reimbursement in future years in which the Class A Plan remains in effect. Unreimbursed expenses carried forward at December 31, 2002 are as follows:

   FUND
   ----
Capital Growth Fund         $    563,284
Targeted Equity Fund           2,030,882
Balanced Fund                  2,041,399
International Equity Fund        514,256

Commissions (including contingent deferred sales charges) on Fund shares paid to CDC IXIS Distributors by investors in shares of the Funds during the year ended December 31, 2002 were as follows:

   FUND
   -----
Large Cap Growth Fund       $    138,621
Capital Growth Fund              181,881
Targeted Equity Fund             665,198
Growth and Income Fund           497,352
Balanced Fund                    132,310
Relative Value Fund                3,388
Large Cap Value                   55,828
Select Fund                    1,759,061
Small Cap Growth Fund             36,357
International Equity Fund         80,359

e. TRUSTEES FEES AND EXPENSES. The Funds do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of CDC IXIS Advisers, CDC IXIS Distributors, CDC IXIS North America, CIS or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $45,000 and meeting attendance fees of $4,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $7,000 while each committee chairman receives a retainer fee (beyond the $7,000 fee) at the annual rate of $5,000. The retainer fees assume four Board or Committee meetings per year; Trustees are compensated for each additional committee and board meeting, in excess of four meetings per year, at the rate of $1,750 and $4,500, respectively. These fees are allocated to the various CDC Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each Fund.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated Fund or certain other CDC Nvest Funds on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

f. PUBLISHING SERVICES. CIS performs certain desktop publishing services for the Funds. Fees for these services are presented in the statements of operations as shareholder reporting. For the year ended December 31, 2002, amounts paid to CIS as compensation for these services were as follows:

                             PUBLISHING
FUND                        SERVICES FEE
----                        ------------
Large Cap Growth Fund       $      3,563
Capital Growth Fund                2,204
Targeted Equity Fund               2,956
Growth and Income Fund             3,890
Balanced Fund                      2,483
Relative Value Fund         $      3,210
Large Cap Value Fund               2,846
Select Fund                        2,846
Small Cap Growth Fund              3,592
International Equity Fund          2,204

5. LINE OF CREDIT. The Funds that comprise the CDC Nvest Funds Trusts participate in a $50,000,000 committed line of credit provided by IBT. Advances under the Agreement are taken primarily for temporary or emergency purposes. Borrowings under the Agreement bear interest at a rate tied to one of several short-term rates that may be selected by the lender from time to time. In addition, the Funds are charged a facility fee equal to 0.10% per annum on the unused portion of the line of credit. The annual cost of maintaining the line of credit and the facility fee is apportioned pro rata among the participating Funds. There were no borrowings as of or during the year ended December 31, 2002.

6. SECURITY LENDING. Each Fund has entered into an agreement with IBT, as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The Funds receive fees for lending their securities. The market value of securities on loan to borrowers and the value of collateral held by the Funds with respect to such loans at December 31, 2002, is as follows:

                            MARKET VALUE OF   VALUE OF COLLATERAL
   FUND                   SECURITIES ON LOAN       RECEIVED
   ----                   ------------------  -------------------
Large Cap Growth Fund        $    233,772        $    243,600
Capital Growth Fund             6,441,286           6,648,104
Targeted Equity Fund           14,137,132          14,768,050
Balanced Fund                   4,813,475           4,962,464
Relative Value Fund             1,219,040           1,258,000
Large Cap Value Fund              579,576             599,200
Select Fund                    16,376,445          17,144,800
Small Cap Growth Fund           3,427,810           3,761,033
International Equity            2,696,740           2,832,550

7. EXPENSE REDUCTIONS AND CONTINGENT EXPENSE OBLIGATIONS. Each Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. Amounts earned by the Funds under such agreements are presented as a reduction of expenses in the statements of operations. For the year ended December 31, 2002, expenses were reduced under these agreements as follows:

   FUND                      REDUCTIONS
   ----                     ------------
Large Cap Growth Fund       $      9,082
Capital Growth Fund               39,908
Targeted Equity Fund             743,955
Growth and Income Fund            72,686
Balanced Fund                     43,236
Large Cap Value                    9,073
Select Fund                       22,263
Small Cap Growth Fund              4,410
International Equity Fund          9,443

CDC IXIS Advisers has given binding undertakings to certain Funds to defer its management fees and, if necessary, bear certain expenses associated with these Funds to limit their operating expenses. For the year ended December 31, 2002, and in addition to the waiver of management fees as discussed in Note 4, certain class level expenses have been reimbursed as follows: Large Cap Growth Fund $219,490; Balanced Fund $77,675; Relative Value Fund $76,809; Large Cap Value Fund $86,525; Select Fund $208,138, and Small Cap Growth Fund $89,062. These undertakings are in effect until the dates indicated below and will be reevaluated on an annual basis.

If in the following fiscal year the actual operating expenses of a Fund that previously received a deferral or reimbursement are less than the expense limit for that Fund, the Fund is required to pay an amount of additional expense that is the lower of the difference between the expense limit and the actual amount of fees previously waived or expenses reimbursed.

At December 31, 2002, the expense limits as a percentage of average daily net assets and amounts subject to possible reimbursement under the expense limitation agreements were as follows:

                          EXPENSE LIMIT AS A PERCENTAGE
                           OF AVERAGE DAILY NET ASSETS                               EXPENSES SUBJECT
                        -----------------------------------        EXPIRATION           TO POSSIBLE
   FUND                 CLASS A  CLASS B  CLASS C  CLASS Y         OF WAIVER           REIMBURSEMENT
   ----                 -------  -------  -------  -------     -----------------     ----------------
Large Cap Growth Fund    1.40%    2.15%    2.15%    1.15%      April 30, 2003          $    415,584
Balanced Fund              --%      --%      --%    0.95%      December 31, 2003             77,675
Relative Value Fund      1.50%    2.25%    2.25%    1.25%      December 31, 2004            250,645
Large Cap Value Fund     1.50%    2.25%    2.25%      --%      April 30, 2003               133,549
Select Fund              1.70%    2.45%    2.45%      --%      April 30, 2003               208,138
Small Cap Growth Fund    1.75%    2.50%    2.50%    1.50%      December 31, 2004            178,598

8. CONCENTRATION OF RISK. Select Fund is a non-diversified Fund. Compared with diversified mutual funds, the Fund may invest a greater percentage of its assets in a particular company. Therefore, the Fund's returns could be significantly affected by the performance of any one of the small number of stocks in its portfolio.

International Equity Fund had the following geographic concentrations in excess of 10% of its total net assets at December 31, 2002: Japan 12.0% and United Kingdom 21.6%. The Fund pursues its objectives by investing in foreign securities. There are certain risks involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. These risks include those resulting from future adverse political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

9. Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest. Transactions in capital shares were as follows:

                                                                                  LARGE CAP GROWTH FUND
                                                          ---------------------------------------------------------------------
                                                                                                      FOR THE PERIOD
                                                                     YEAR ENDED                   OCTOBER 1, 2001 THROUGH
                                                                 DECEMBER 31, 2002                  DECEMBER 31, 2001 (a)
                                                          ---------------------------------   ---------------------------------
                                                              SHARES             AMOUNT            SHARES            AMOUNT
                                                          ---------------   ---------------   ---------------   ---------------
CLASS A
   Shares sold                                                    202,098   $     2,343,505            64,336   $       876,119
   Shares Issued in connection with the reinvestment of:
     Dividends from net investment income                              --                --                --                --
     Distributions from net realized gain                              --                --                --                --
                                                          ---------------   ---------------   ---------------   ---------------
                                                                  202,098         2,343,505            64,336           876,119
   Shares repurchased                                            (936,669)      (10,274,458)         (283,145)       (3,844,814)
                                                          ---------------   ---------------   ---------------   ---------------
   Net increase (decrease)                                       (734,571)  $    (7,930,953)         (218,809)  $    (2,968,695)
                                                          ---------------   ---------------   ---------------   ---------------

CLASS B
   Shares sold                                                    131,877   $     1,421,109            36,462   $       495,303
   Shares Issued in connection with the reinvestment of:
     Dividends from net investment income                              --                --                --                --
     Distributions from net realized gain                              --                --                --                --
                                                          ---------------   ---------------   ---------------   ---------------
                                                                  131,877         1,421,109            36,462           495,303
   Shares repurchased                                            (545,262)       (5,619,744)         (135,018)       (1,808,744)
                                                          ---------------   ---------------   ---------------   ---------------
   Net increase (decrease)                                       (413,385)  $    (4,198,635)          (98,556)  $    (1,313,441)
                                                          ---------------   ---------------   ---------------   ---------------

CLASS C
   Shares sold                                                     16,263   $       176,036             5,761   $        78,878
   Shares Issued in connection with the reinvestment of:
     Dividends from net investment income                              --                --                --                --
     Distributions from net realized gain                              --                --                --                --
                                                          ---------------   ---------------   ---------------   ---------------
                                                                   16,263           176,036             5,761            78,878
   Shares repurchased                                            (103,754)       (1,097,229)          (64,731)         (866,069)
                                                          ---------------   ---------------   ---------------   ---------------
   Net increase (decrease)                                        (87,491)  $      (921,193)          (58,970)  $      (787,191)
                                                          ---------------   ---------------   ---------------   ---------------

CLASS Y
   Shares sold                                                     24,593   $       275,632             7,922   $       107,634
   Shares Issued in connection with the reinvestment of:
     Dividends from net investment income                              --                --                --                --
     Distributions from net realized gain                              --                --                --                --
                                                          ---------------   ---------------   ---------------   ---------------
                                                                   24,593           275,632             7,922           107,634
   Shares repurchased                                             (22,048)         (266,349)          (22,487)         (301,356)
                                                          ---------------   ---------------   ---------------   ---------------
   Net increase (decrease)                                          2,545   $         9,283           (14,565)  $      (193,722)
                                                          ---------------   ---------------   ---------------   ---------------
   Increase (decrease) derived from capital
     shares transactions                                       (1,232,902)  $   (13,041,498)         (390,900)  $    (5,263,049)
                                                          ===============   ===============   ===============   ===============

                                                                LARGE CAP GROWTH FUND
                                                          ---------------------------------
                                                                     YEAR ENDED
                                                                SEPTEMBER 30, 2001 (a)
                                                          ---------------------------------
                                                               SHARES            AMOUNT
                                                          ---------------   ---------------
CLASS A
   Shares sold                                                    717,163   $    12,809,760
   Shares Issued in connection with the reinvestment of:
     Dividends from net investment income                              --                --
     Distributions from net realized gain                         348,180         6,204,561
                                                          ---------------   ---------------
                                                                1,065,343        19,014,321
   Shares repurchased                                          (3,590,481)      (62,510,964)
                                                          ---------------   ---------------
   Net increase (decrease)                                     (2,525,138)  $   (43,496,643)
                                                          ---------------   ---------------

CLASS B
   Shares sold                                                    668,197   $    11,535,951
   Shares Issued in connection with the reinvestment of:
     Dividends from net investment income                              --                --
     Distributions from net realized gain                         129,881         2,294,996
                                                          ---------------   ---------------
                                                                  798,078        13,830,947
   Shares repurchased                                            (588,332)       (9,134,751)
                                                          ---------------   ---------------
   Net increase (decrease)                                        209,746   $     4,696,196
                                                          ---------------   ---------------

CLASS C
   Shares sold                                                    126,239   $     2,109,406
   Shares Issued in connection with the reinvestment of:
     Dividends from net investment income                              --                --
     Distributions from net realized gain                          13,269           234,468
                                                          ---------------   ---------------
                                                                  139,508         2,343,874
   Shares repurchased                                            (163,692)       (2,468,578)
                                                          ---------------   ---------------
   Net increase (decrease)                                        (24,184)  $      (124,704)
                                                          ---------------   ---------------

CLASS Y
   Shares sold                                                     88,119   $     1,477,323
   Shares Issued in connection with the reinvestment of:
     Dividends from net investment income                              --                --
     Distributions from net realized gain                           5,900           105,486
                                                          ---------------   ---------------
                                                                   94,019         1,582,809
   Shares repurchased                                             (73,955)       (1,216,548)
                                                          ---------------   ---------------
   Net increase (decrease)                                         20,064   $       366,261
                                                          ---------------   ---------------
   Increase (decrease) derived from capital
     shares transactions                                       (2,319,512)  $   (38,558,890)
                                                          ===============   ===============

(a) Financial information for Kobrick Growth Fund which was reorganized into CDC Nvest Large Cap Growth Fund on November 30, 2001.

                                                                                   CAPITAL GROWTH FUND
                                                          ---------------------------------------------------------------------
                                                                       YEAR ENDED                         YEAR ENDED
                                                                   DECEMBER 31, 2002                   DECEMBER 31, 2001
                                                          ---------------------------------   ---------------------------------
                                                               SHARES            AMOUNT            SHARES            AMOUNT
                                                          ---------------   ---------------   ---------------   ---------------
CLASS A
   Shares sold                                                    761,322   $     8,210,459         1,055,218   $    13,148,699
   Shares Issued in connection with the reinvestment of:
     Dividends from net investment income                              --                --                --                --
     Distributions from net realized gain                              --                --            22,408           272,010
                                                          ---------------   ---------------   ---------------   ---------------
                                                                  761,322         8,210,459         1,077,626        13,420,709
   Shares repurchased                                          (2,161,141)      (22,158,435)       (2,365,014)      (30,219,377)
                                                          ---------------   ---------------   ---------------   ---------------
   Net increase (decrease)                                     (1,399,819)  $   (13,947,976)       (1,287,388)  $   (16,798,668)
                                                          ---------------   ---------------   ---------------   ---------------

CLASS B
   Shares sold                                                    237,784   $     2,165,602           371,713   $     4,321,421
   Shares Issued in connection with the reinvestment of:
     Dividends from net investment income                              --                --                --                --
     Distributions from net realized gain                              --                --            10,307           111,634
                                                          ---------------   ---------------   ---------------   ---------------
                                                                  237,784         2,165,602           382,020         4,433,055
   Shares repurchased                                          (1,425,706)      (13,198,190)       (1,265,123)      (14,453,783)
                                                          ---------------   ---------------   ---------------   ---------------
   Net increase (decrease)                                     (1,187,922)  $   (11,032,588)         (883,103)  $   (10,020,728)
                                                          ---------------   ---------------   ---------------   ---------------

CLASS C
   Shares sold                                                     19,550   $       183,007            34,361   $       393,899
   Shares Issued in connection with the reinvestment of:
     Dividends from net investment income                              --                --                --                --
     Distributions from net realized gain                              --                --               470             5,079
                                                          ---------------   ---------------   ---------------   ---------------
                                                                   19,550           183,007            34,831           398,978
   Shares repurchased                                             (72,021)         (637,881)          (54,929)         (635,589)
                                                          ---------------   ---------------   ---------------   ---------------
   Net increase (decrease)                                        (52,471)  $      (454,874)          (20,098)  $      (236,611)
                                                          ---------------   ---------------   ---------------   ---------------

CLASS Y
   Shares sold                                                         --   $            --                --   $            --
   Shares Issued in connection with the reinvestment of:
     Dividends from net investment income                              --                --                --                --
     Distributions from net realized gain                              --                --                --                --
                                                          ---------------   ---------------   ---------------   ---------------
                                                                       --                --                --                --
   Shares repurchased                                                  --                --                --                --
                                                          ---------------   ---------------   ---------------   ---------------
   Net increase (decrease)                                             --   $            --                --   $            --
                                                          ---------------   ---------------   ---------------   ---------------
   Increase (decrease) derived from capital
     shares transactions                                       (2,640,213)  $   (25,435,438)       (2,190,589)  $   (27,056,007)
                                                          ===============   ===============   ===============   ===============

                                                                                   TARGETED EQUITY FUND
                                                          ---------------------------------------------------------------------
                                                                     YEAR ENDED                            YEAR ENDED
                                                                  DECEMBER 31, 2002                    DECEMBER 31, 2001
                                                          ---------------------------------   ---------------------------------
                                                               SHARES            AMOUNT            SHARES            AMOUNT
                                                          ---------------   ---------------   ---------------   ---------------
CLASS A
   Shares sold                                                  2,888,014   $    20,668,849         4,625,921   $    37,397,822
   Shares Issued in connection with the reinvestment of:
     Dividends from net investment income                              --                --           588,286         4,641,577
     Distributions from net realized gain                              --                --                --                --
                                                          ---------------   ---------------   ---------------   ---------------
                                                                2,888,013        20,668,849         5,214,207        42,039,399
   Shares repurchased                                         (24,057,649)     (169,752,395)      (26,670,516)     (210,005,714)
                                                          ---------------   ---------------   ---------------   ---------------
   Net increase (decrease)                                    (21,169,635)  $  (149,083,546)      (21,456,309)  $  (167,966,315)
                                                          ---------------   ---------------   ---------------   ---------------

CLASS B
   Shares sold                                                    808,645   $     5,457,636         1,033,167   $     7,768,966
   Shares Issued in connection with the reinvestment of:
     Dividends from net investment income                              --                --            47,010           355,864
     Distributions from net realized gain                              --                --                --                --
                                                          ---------------   ---------------   ---------------   ---------------
                                                                  808,645         5,457,636         1,080,177         8,124,830
   Shares repurchased                                          (2,703,038)      (18,188,643)       (2,507,370)      (18,748,868)
                                                          ---------------   ---------------   ---------------   ---------------
   Net increase (decrease)                                     (1,894,393)  $   (12,731,007)       (1,427,193)  $   (10,624,038)
                                                          ---------------   ---------------   ---------------   ---------------

CLASS C
   Shares sold                                                     42,117   $       286,122            97,093   $       747,803
   Shares Issued in connection with the reinvestment of:
     Dividends from net investment income                              --                --             1,961            14,842
     Distributions from net realized gain                              --                --                --                --
                                                          ---------------   ---------------   ---------------   ---------------
                                                                   42,117           286,122            99,054           762,645
   Shares repurchased                                            (184,345)       (1,163,741)         (188,267)       (1,437,665)
                                                          ---------------   ---------------   ---------------   ---------------
   Net increase (decrease)                                       (142,228)  $      (877,619)          (89,213)  $      (675,020)
                                                          ---------------   ---------------   ---------------   ---------------

CLASS Y
   Shares sold                                                     72,523   $       518,150           102,858   $       807,171
   Shares Issued in connection with the reinvestment of:
     Dividends from net investment income                              --                --             5,087            40,392
     Distributions from net realized gain                              --                --                --                --
                                                          ---------------   ---------------   ---------------   ---------------
                                                                   72,523           518,150           107,945           847,563
   Shares repurchased                                            (209,324)       (1,536,133)         (297,678)       (2,366,110)
                                                          ---------------   ---------------   ---------------   ---------------
   Net increase (decrease)                                       (136,801)  $    (1,017,983)         (189,733)  $    (1,518,547)
                                                          ---------------   ---------------   ---------------   ---------------
   Increase (decrease) derived from capital
     shares transactions                                      (23,343,057)  $  (163,710,155)      (23,162,448)  $  (180,783,920)
                                                          ===============   ===============   ===============   ===============

                                                                                  GROWTH AND INCOME FUND
                                                          ---------------------------------------------------------------------
                                                                     YEAR ENDED                          YEAR ENDED
                                                                 DECEMBER 31, 2002                    DECEMBER 31, 2001
                                                          ---------------------------------   ---------------------------------
                                                              SHARES            AMOUNT            SHARES            AMOUNT
                                                          ---------------   ---------------   ---------------   ---------------
CLASS A
   Shares sold                                                    945,632   $    10,205,721         2,062,745   $    25,706,467
   Shares Issued in connection with the reinvestment of:
     Dividends from net investment income                              --                --                --                --
                                                          ---------------   ---------------   ---------------   ---------------
                                                                  945,632        10,205,721         2,062,745        25,706,467
   Shares repurchased                                          (4,978,487)      (52,521,283)       (5,231,087)      (64,972,389)
                                                          ---------------   ---------------   ---------------   ---------------
   Net increase (decrease)                                     (4,032,855)  $   (42,315,562)       (3,168,342)  $   (39,265,922)
                                                          ---------------   ---------------   ---------------   ---------------

CLASS B
   Shares sold                                                    601,736   $     6,071,959           942,184   $    11,377,030
   Shares Issued in connection with the reinvestment of:
     Dividends from net investment income                              --                --                --                --
                                                          ---------------   ---------------   ---------------   ---------------
                                                                  601,736         6,071,959           942,184        11,377,030
   Shares repurchased                                          (3,266,561)      (33,165,088)       (2,726,089)      (32,387,884)
                                                          ---------------   ---------------   ---------------   ---------------
   Net increase (decrease)                                     (2,664,825)  $   (27,093,129)       (1,783,905)  $   (21,010,854)
                                                          ---------------   ---------------   ---------------   ---------------

CLASS C
   Shares sold                                                     96,568   $       935,777           163,720   $     2,000,380
   Shares Issued in connection with the reinvestment of:
     Dividends from net investment income                              --                --                --                --
                                                          ---------------   ---------------   ---------------   ---------------
                                                                   96,568           935,777           163,720         2,000,380
   Shares repurchased                                            (310,868)       (3,192,896)         (682,118)       (8,083,997)
                                                          ---------------   ---------------   ---------------   ---------------
   Net increase (decrease)                                       (214,300)  $    (2,257,119)         (518,398)  $    (6,083,617)
                                                          ---------------   ---------------   ---------------   ---------------

CLASS Y
   Shares sold                                                    331,631   $     3,818,587           536,860   $     7,211,722
   Shares issued - merger                                              --                --                --                --
   Shares Issued in connection with the reinvestment of:
     Dividends from net investment income                              --                --                --                --
                                                          ---------------   ---------------   ---------------   ---------------
                                                                  331,631         3,818,587           536,860         7,211,722
   Shares repurchased                                            (228,979)       (2,533,494)         (267,927)       (3,334,704)
                                                          ---------------   ---------------   ---------------   ---------------
   Net increase (decrease)                                        102,652   $     1,285,093           268,933   $     3,877,018
                                                          ---------------   ---------------   ---------------   ---------------
   Increase (decrease) derived from capital shares
     transactions                                              (6,809,328)  $   (70,380,717)       (5,201,712)  $   (62,483,375)
                                                          ===============   ===============   ===============   ===============

                                                                                      BALANCED FUND
                                                          ---------------------------------------------------------------------
                                                                     YEAR ENDED                          YEAR ENDED
                                                                  DECEMBER 31, 2002                   DECEMBER 31, 2001
                                                          ---------------------------------   ---------------------------------
                                                              SHARES            AMOUNT            SHARES            AMOUNT
                                                          ---------------   ---------------   ---------------   ---------------
CLASS A
   Shares sold                                                    741,867   $     6,572,716           513,132   $     4,954,670
   Shares Issued in connection with the reinvestment of:
     Dividends from net investment income                          84,117           741,269           132,216         1,279,105
                                                          ---------------   ---------------   ---------------   ---------------
                                                                  825,984         7,313,985           645,348         6,233,775
   Shares repurchased                                          (1,810,277)      (16,010,078)       (2,267,482)      (22,274,701)
                                                          ---------------   ---------------   ---------------   ---------------
   Net increase (decrease)                                       (984,293)  $    (8,696,093)       (1,622,134)  $   (16,040,926)
                                                          ---------------   ---------------   ---------------   ---------------

CLASS B
   Shares sold                                                    225,395   $     1,970,185           276,607   $     2,708,455
   Shares Issued in connection with the reinvestment of:
     Dividends from net investment income                           9,830            86,298            17,951           177,217
                                                          ---------------   ---------------   ---------------   ---------------
                                                                  235,225         2,056,483           294,558         2,885,672
   Shares repurchased                                          (1,238,480)      (11,031,558)       (1,017,696)       (9,930,751)
                                                          ---------------   ---------------   ---------------   ---------------
   Net increase (decrease)                                     (1,003,255)  $    (8,975,075)         (723,138)  $    (7,045,079)
                                                          ---------------   ---------------   ---------------   ---------------

CLASS C
   Shares sold                                                     13,020   $       114,402            18,560   $       187,397
   Shares Issued in connection with the reinvestment of:
     Dividends from net investment income                             607             5,277               903             8,870
                                                          ---------------   ---------------   ---------------   ---------------
                                                                   13,627           119,679            19,463           196,267
   Shares repurchased                                             (27,827)         (238,978)          (63,709)         (628,357)
                                                          ---------------   ---------------   ---------------   ---------------
   Net increase (decrease)                                        (14,200)  $      (119,299)          (44,246)  $      (432,090)
                                                          ---------------   ---------------   ---------------   ---------------

CLASS Y
   Shares sold                                                  1,225,757   $    11,435,712           222,722   $     2,148,493
   Shares issued - merger                                              --                --         3,661,941        34,040,542
   Shares Issued in connection with the reinvestment of:
     Dividends from net investment income                          77,935           680,906            74,800           707,905
                                                          ---------------   ---------------   ---------------   ---------------
                                                                1,303,692        12,116,618         3,959,463        36,896,940
   Shares repurchased                                          (2,426,366)      (21,821,664)       (1,911,519)      (18,274,878)
                                                          ---------------   ---------------   ---------------   ---------------
   Net increase (decrease)                                     (1,122,674)  $    (9,705,046)        2,047,944   $    18,622,062
                                                          ---------------   ---------------   ---------------   ---------------
   Increase (decrease) derived from capital shares
     transactions                                              (3,124,422)  $   (27,495,513)         (341,574)  $    (4,896,033)
                                                          ===============   ===============   ===============   ===============

                                                                           JURIKA & VOYLES RELATIVE VALUE FUND
                                                          ---------------------------------------------------------------------
                                                                                                        FOR THE PERIOD
                                                                     YEAR ENDED                      JULY 1, 2001 THROUGH
                                                                  DECEMBER 31, 2002                 DECEMBER 31, 2001(a)(b)
                                                          ---------------------------------   ---------------------------------
                                                               SHARES            AMOUNT            SHARES            AMOUNT
                                                          ---------------   ---------------   ---------------   ---------------
CLASS A
   Shares sold                                                     36,952   $       452,079            86,080   $     1,227,351
   Shares Issued in connection with the reinvestment of:
     Dividends from net investment income                              --                --                --                --
     Distributions from net realized gain                              --                --            12,338           155,709
                                                          ---------------   ---------------   ---------------   ---------------
                                                                   36,952           452,079            98,418         1,383,060
   Shares repurchased                                             (45,775)         (557,698)               --                --
                                                          ---------------   ---------------   ---------------   ---------------
   Net increase (decrease)                                         (8,823)  $      (105,619)           98,418   $     1,383,060
                                                          ---------------   ---------------   ---------------   ---------------

CLASS B
   Shares sold                                                     13,297   $       157,062                 1   $            15
   Shares Issued in connection with the reinvestment of:
     Dividends from net investment income                              --                --                --                --
                                                          ---------------   ---------------   ---------------   ---------------
                                                                   13,297           157,062                 1                15
   Shares repurchased                                              (2,330)          (23,498)               --                --
                                                          ---------------   ---------------   ---------------   ---------------
   Net increase (decrease)                                         10,967   $       133,564                 1   $            15
                                                          ---------------   ---------------   ---------------   ---------------

CLASS C
   Shares sold                                                      2,355   $        28,898                 1   $            15
   Shares Issued in connection with the reinvestment of:
     Dividends from net investment income                              --                --                --                --
                                                          ---------------   ---------------   ---------------   ---------------
                                                                    2,355            28,898                 1                15
   Shares repurchased                                                  (1)              (11)               --                --
                                                          ---------------   ---------------   ---------------   ---------------
   Net increase (decrease)                                          2,354   $        28,887                 1   $            15
                                                          ---------------   ---------------   ---------------   ---------------

CLASS Y
   Shares sold                                                    103,363   $     1,161,860            97,090   $     1,390,709
   Shares Issued in connection with the reinvestment of:
     Distributions from net realized gain                              --                --           249,781         3,149,734
                                                          ---------------   ---------------   ---------------   ---------------
                                                                  103,363         1,161,860           346,871         4,540,443
   Shares repurchased                                            (451,037)       (4,983,642)         (217,898)       (3,145,865)
                                                          ---------------   ---------------   ---------------   ---------------
   Net increase (decrease)                                       (347,674)  $    (3,821,782)          128,973   $     1,394,578
                                                          ---------------   ---------------   ---------------   ---------------
   Increase (decrease) derived from capital shares
     transactions                                                (343,176)  $    (3,764,950)          227,393   $     2,777,668
                                                          ===============   ===============   ===============   ===============

                                                         JURIKA & VOYLES RELATIVE VALUE FUND
                                                         -----------------------------------
                                                                      YEAR ENDED
                                                                   JUNE 30, 2001(a)
                                                          ---------------------------------
                                                               SHARES            AMOUNT
                                                          ---------------   ---------------
CLASS A
   Shares sold                                                         --   $            --
   Shares Issued in connection with the reinvestment of:
     Dividends from net investment income                              --                --
     Distributions from net realized gain                              --                --
                                                          ---------------   ---------------
                                                                       --                --
   Shares repurchased                                                  --                --
                                                          ---------------   ---------------
   Net increase (decrease)                                             --   $            --
                                                          ---------------   ---------------

CLASS B
   Shares sold                                                         --   $            --
   Shares Issued in connection with the reinvestment of:
     Dividends from net investment income                              --                --
                                                          ---------------   ---------------
                                                                       --                 -
   Shares repurchased                                                  --                --
                                                          ---------------   ---------------
   Net increase (decrease)                                             --   $            --
                                                          ---------------   ---------------

CLASS C
   Shares sold                                                         --   $            --
   Shares Issued in connection with the reinvestment of:
     Dividends from net investment income                              --                --
                                                          ---------------   ---------------
                                                                       --                --
   Shares repurchased                                                  --                --
                                                          ---------------   ---------------
   Net increase (decrease)                                             --   $            --
                                                          ---------------   ---------------

CLASS Y
   Shares sold                                                    172,383   $     2,861,688
   Shares Issued in connection with the reinvestment of:
     Distributions from net realized gain                         254,897         4,009,533
                                                          ---------------   ---------------
                                                                  427,280         6,871,221
   Shares repurchased                                            (294,086)       (4,846,533)
                                                          ---------------   ---------------
   Net increase (decrease)                                        133,194   $     2,024,688
                                                          ---------------   ---------------
   Increase (decrease) derived from capital shares
     transactions                                                 133,194   $     2,024,688
                                                          ===============   ===============

(a) Financial information for Jurika & Voyles Value+Growth Fund which was reorganized into CDC Nvest Jurika & Voyles Relative Value Fund on November 30, 2001.
(b) For the period November 30, 2001, (commencement of operations) through December 31, 2001 for Class A, Class B and Class C.
(c)  Select Fund commenced operations on March 15, 2001.

                                                                                   LARGE CAP VALUE FUND
                                                          ---------------------------------------------------------------------
                                                                      YEAR ENDED                          YEAR ENDED
                                                                  DECEMBER 31, 2002                   DECEMBER 31, 2001
                                                          ---------------------------------   ---------------------------------
                                                               SHARES            AMOUNT            SHARES            AMOUNT
                                                          ---------------   ---------------   ---------------   ---------------
CLASS A
   Shares sold                                                     88,932   $     1,452,066           229,029   $     4,102,256
   Shares Issued in connection with the reinvestment of:
     Dividends from net investment income                              67             1,136               419             7,682
     Distributions from net realized gain                              --                --                --                --
                                                          ---------------   ---------------   ---------------   ---------------
                                                                   88,999         1,453,202           229,448         4,109,938
   Shares repurchased                                            (229,685)       (3,496,485)         (117,929)       (2,096,523)
                                                          ---------------   ---------------   ---------------   ---------------
   Net increase (decrease)                                       (140,686)  $    (2,043,283)          111,519   $     2,013,415
                                                          ---------------   ---------------   ---------------   ---------------

CLASS B
   Shares sold                                                    144,085   $     2,327,774           226,765   $     4,033,396
   Shares Issued in connection with the reinvestment of:
     Dividends from net investment income                              60             1,010               357             6,518
                                                          ---------------   ---------------   ---------------   ---------------
                                                                  144,145         2,328,784           227,122         4,039,914
   Shares repurchased                                            (161,878)       (2,525,578)          (90,859)       (1,606,712)
                                                          ---------------   ---------------   ---------------   ---------------
   Net increase (decrease)                                        (17,733)  $      (196,794)          136,263   $     2,433,202
                                                          ---------------   ---------------   ---------------   ---------------

CLASS C
   Shares sold                                                     17,865   $       288,834            20,994   $       374,861
   Shares Issued in connection with the reinvestment of:
     Dividends from net investment income                               5                75                33               604
                                                          ---------------   ---------------   ---------------   ---------------
                                                                   17,870           288,909            21,027           375,465
   Shares repurchased                                             (14,078)         (208,416)          (19,973)         (355,961)
                                                          ---------------   ---------------   ---------------   ---------------
   Net increase (decrease)                                          3,792   $        80,493             1,054   $        19,504
                                                          ---------------   ---------------   ---------------   ---------------

CLASS Y
   Shares sold                                                         --   $            --                --   $            --
   Shares Issued in connection with the reinvestment of:
     Distributions from net realized gain                              --                --                --                --
                                                          ---------------   ---------------   ---------------   ---------------
                                                                       --                --                --                --
   Shares repurchased                                                  --                --                --                --
                                                          ---------------   ---------------   ---------------   ---------------
   Net increase (decrease)                                             --   $            --                --   $            --
                                                          ---------------   ---------------   ---------------   ---------------
   Increase (decrease) derived from capital shares
     transactions                                                (154,627)  $    (2,159,584)          248,836   $     4,466,121
                                                          ===============   ===============   ===============   ===============

                                                                                       SELECT FUND
                                                          ---------------------------------------------------------------------
                                                                                                          FOR THE PERIOD
                                                                      YEAR ENDED                        MARCH 15, 2001(c)
                                                                  DECEMBER 31, 2002                THROUGH DECEMBER 31, 2001
                                                          ---------------------------------   ---------------------------------
                                                               SHARES            AMOUNT            SHARES            AMOUNT
                                                          ---------------   ---------------   ---------------   ---------------
CLASS A
   Shares sold                                                  5,396,731   $    55,604,458         4,617,531   $    49,019,114
   Shares Issued in connection with the reinvestment of:
     Dividends from net investment income                              --                --                --                --
     Distributions from net realized gain                              --                --                --                --
                                                          ---------------   ---------------   ---------------   ---------------
                                                                5,396,731        55,604,458         4,617,531        49,019,114
   Shares repurchased                                          (2,164,581)      (21,141,953)         (420,857)       (4,377,186)
                                                          ---------------   ---------------   ---------------   ---------------
   Net increase (decrease)                                      3,232,150   $    34,462,505         4,196,674   $    44,641,928
                                                          ---------------   ---------------   ---------------   ---------------

CLASS B
   Shares sold                                                  5,734,108   $    59,212,895         6,104,522   $    64,412,960
   Shares Issued in connection with the reinvestment of:
     Dividends from net investment income                              --                --                --                --
                                                          ---------------   ---------------   ---------------   ---------------
                                                                5,734,108        59,212,895         6,104,522        64,412,960
   Shares repurchased                                          (2,077,257)      (19,685,531)         (352,429)       (3,649,748)
                                                          ---------------   ---------------   ---------------   ---------------
   Net increase (decrease)                                      3,656,851   $    39,527,364         5,752,093   $    60,763,212
                                                          ---------------   ---------------   ---------------   ---------------

CLASS C
   Shares sold                                                  7,600,954   $    78,413,530         3,251,976   $    34,508,557
   Shares Issued in connection with the reinvestment of:
     Dividends from net investment income                              --                --                --                --
                                                          ---------------   ---------------   ---------------   ---------------
                                                                7,600,954        78,413,530         3,251,976        34,508,557
   Shares repurchased                                          (1,299,396)      (12,288,042)          (94,246)         (979,567)
                                                          ---------------   ---------------   ---------------   ---------------
   Net increase (decrease)                                      6,301,558   $    66,125,488         3,157,730   $    33,528,990
                                                          ---------------   ---------------   ---------------   ---------------

CLASS Y
   Shares sold                                                         --   $            --                --   $            --
   Shares Issued in connection with the reinvestment of:
     Distributions from net realized gain                              --                --                --                --
                                                          ---------------   ---------------   ---------------   ---------------
                                                                       --                --                --                --
   Shares repurchased                                                  --                --                --                --
                                                          ---------------   ---------------   ---------------   ---------------
   Net increase (decrease)                                             --   $            --                --   $            --
                                                          ---------------   ---------------   ---------------   ---------------
   Increase (decrease) derived from capital shares
     transactions                                              13,190,559   $   140,115,357        13,106,497   $   138,934,130
                                                          ===============   ===============   ===============   ===============

                                                                          JURIKA & VOYLES SMALL CAP GROWTH FUND
                                                          ---------------------------------------------------------------------
                                                                                                       FOR THE PERIOD
                                                                      YEAR ENDED                    JULY 1, 2001 THROUGH
                                                                  DECEMBER 31, 2002                DECEMBER 31, 2001(a)(b)
                                                          ---------------------------------   ---------------------------------
                                                               SHARES            AMOUNT            SHARES            AMOUNT
                                                          ---------------   ---------------   ---------------   ---------------
CLASS A
   Shares sold                                                     50,619   $       453,360             3,024   $        38,922
   Shares issued - merger                                              --                --           540,019         6,784,591
                                                          ---------------   ---------------   ---------------   ---------------
                                                                   50,619           453,360           543,043         6,823,513
   Shares repurchased                                            (182,177)       (1,684,154)          (13,944)         (179,854)
                                                          ---------------   ---------------   ---------------   ---------------
   Net increase (decrease)                                       (131,558)  $    (1,230,794)          529,099   $     6,643,659
                                                          ---------------   ---------------   ---------------   ---------------

CLASS B
   Shares sold                                                     42,401   $       405,569             5,729   $        74,183
   Shares issued - merger                                              --                --           570,477         7,166,841
                                                          ---------------   ---------------   ---------------   ---------------
                                                                   42,401           405,569           576,206         7,241,024
   Shares repurchased                                            (169,384)       (1,566,608)          (10,965)         (142,096)
                                                          ---------------   ---------------   ---------------   ---------------
   Net increase (decrease)                                       (126,983)  $    (1,161,039)          565,241   $     7,098,928
                                                          ---------------   ---------------   ---------------   ---------------

CLASS C
   Shares sold                                                      3,009   $        32,784                67   $           856
   Shares issued - merger                                              --                --            55,875           701,995
                                                          ---------------   ---------------   ---------------   ---------------
                                                                    3,009            32,784            55,942           702,851
   Shares repurchased                                             (16,255)         (148,557)             (540)           (6,967)
                                                          ---------------   ---------------   ---------------   ---------------
   Net increase (decrease)                                        (13,246)  $      (115,773)           55,402   $       695,884
                                                          ---------------   ---------------   ---------------   ---------------

CLASS Y
   Shares sold                                                     35,196   $       374,901           232,714   $     3,491,365
   Shares Issued in connection with the reinvestment of:
     Distributions from net realized gain                              --                --                --                --
                                                          ---------------   ---------------   ---------------   ---------------
                                                                   35,196           374,901           232,714         3,491,365
   Shares repurchased                                            (414,158)       (3,809,788)         (947,565)      (12,569,449)
                                                          ---------------   ---------------   ---------------   ---------------
   Net increase (decrease)                                       (378,962)  $    (3,434,887)         (714,851)  $    (9,078,084)
                                                          ---------------   ---------------   ---------------   ---------------
   Increase (decrease) derived from capital
     shares transactions                                         (650,749)  $    (5,942,493)          434,891   $     5,360,387
                                                          ===============   ===============   ===============   ===============

                                                          JURIKA & VOYLES SMALL CAP GROWTH FUND
                                                          -------------------------------------

                                                                        YEAR ENDED
                                                                     JUNE 30, 2001 (a)
                                                            ---------------------------------
                                                                 SHARES            AMOUNT
                                                            ---------------   ---------------
CLASS A
   Shares sold                                                           --   $            --
   Shares issued - merger                                                --                --
                                                            ---------------   ---------------
                                                                         --                --
   Shares repurchased                                                    --                --
                                                            ---------------   ---------------
   Net increase (decrease)                                               --   $            --
                                                            ---------------   ---------------

CLASS B
   Shares sold                                                           --   $            --
   Shares issued - merger                                                --                --
                                                            ---------------   ---------------
                                                                         --                --
   Shares repurchased                                                    --                --
                                                            ---------------   ---------------
   Net increase (decrease)                                               --   $            --
                                                            ---------------   ---------------

CLASS C
   Shares sold                                                           --   $            --
   Shares issued - merger                                                --                --
                                                            ---------------   ---------------
                                                                         --                --
   Shares repurchased                                                    --                --
                                                            ---------------   ---------------
   Net increase (decrease)                                               --   $            --
                                                            ---------------   ---------------

CLASS Y
   Shares sold                                                      568,696   $     9,592,292
   Shares Issued in connection with the reinvestment of:
     Distributions from net realized gain                           367,044         5,667,152
                                                            ---------------   ---------------
                                                                    935,740        15,259,444
   Shares repurchased                                              (847,206)      (14,813,799)
                                                            ---------------   ---------------
   Net increase (decrease)                                           88,534   $       445,645
                                                            ---------------   ---------------
   Increase (decrease) derived from capital
     shares transactions                                             88,534   $       445,645
                                                            ===============   ===============

(a) Financial information for Jurika & Voyles Small-Cap Fund which was reorganized into CDC Nvest Jurika & Voyles Small Cap Growth Fund on November 30, 2001.
(b) For the period November 30, 2001, (commencement of operations) through December 31, 2001 for Class A, Class B and Class C.

10. ACQUISITION OF ASSETS. After the close of business on November 16, 2001, Kobrick Growth Fund was reorganized into the Large Cap Growth Fund, a newly established series of CDC Nvest Funds Trust I pursuant to a plan of reorganization approved by its shareholders on November 9, 2001. The financial statements of Large Cap Growth Fund reflect the historical financial results of the Kobrick Growth Fund. Additionally, the fiscal year end was changed from September 30th to December 31st.

After the close of business on November 30, 2001, Balanced Fund acquired all the assets and liabilities of Jurika & Voyles Balanced Fund pursuant to a plan of reorganization approved by its shareholders on November 16, 2001. The acquisition was accomplished by a tax-free exchange of 3,661,941 Class Y shares of the Fund for 2,845,082 shares of Jurika & Voyles Balanced Fund. Jurika & Voyles Balanced Fund net assets at that date ($34,040,542), including $283,939 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of Balanced Fund immediately before the acquisition were $124,261,568. The combined net assets of the Fund immediately following the acquisition were $158,302,110.

After the close of business on November 30, 2001, Jurika & Voyles Value+Growth Fund was reorganized into the Relative Value Fund, a newly established series of CDC Nvest Funds Trust I, pursuant to a plan of reorganization approved by its shareholders on November 16, 2001. The financial statements of Relative Value Fund reflect the historical financial results of the Jurika & Voyles Value+Growth Fund. Additionally, the fiscal year end was changed from June 30th to December 31st.

                                                                                 INTERNATIONAL EQUITY FUND
                                                          ---------------------------------------------------------------------
                                                                      YEAR ENDED                         YEAR ENDED
                                                                   DECEMBER 31, 2002                 DECEMBER 31, 2001
                                                          ---------------------------------   ---------------------------------
                                                               SHARES            AMOUNT            SHARES            AMOUNT
                                                          ---------------   ---------------   ---------------   ---------------
CLASS A
   Shares sold                                                  2,754,333   $    29,936,420         2,564,768   $    35,852,024
   Shares issued - merger                                              --                --                --                --
                                                          ---------------   ---------------   ---------------   ---------------
                                                                2,754,333        29,936,420         2,564,768        35,852,024
   Shares repurchased                                          (3,196,260)      (35,287,699)       (3,207,465)      (44,877,051)
                                                          ---------------   ---------------   ---------------   ---------------
   Net increase (decrease)                                       (441,927)  $    (5,351,279)         (642,697)  $    (9,025,027)
                                                          ---------------   ---------------   ---------------   ---------------

CLASS B
   Shares sold                                                     82,990   $       907,560           138,289   $     1,869,978
   Shares issued - merger                                              --                --                --                --
                                                          ---------------   ---------------   ---------------   ---------------
                                                                   82,990           907,560           138,289         1,869,978
   Shares repurchased                                            (587,425)       (6,411,587)         (507,291)       (6,696,617)
                                                          ---------------   ---------------   ---------------   ---------------
   Net increase (decrease)                                       (504,435)  $    (5,504,027)         (369,002)  $    (4,826,639)
                                                          ---------------   ---------------   ---------------   ---------------

CLASS C
   Shares sold                                                    322,458   $     3,276,144           322,285   $     4,973,553
   Shares issued - merger                                              --                --                --                --
                                                          ---------------   ---------------   ---------------   ---------------
                                                                  322,458         3,276,144           322,285         4,973,553
   Shares repurchased                                            (375,769)       (3,937,764)         (495,496)       (7,406,722)
                                                          ---------------   ---------------   ---------------   ---------------
   Net increase (decrease)                                        (53,311)  $      (661,620)         (173,211)  $    (2,433,169)
                                                          ---------------   ---------------   ---------------   ---------------

CLASS Y
   Shares sold                                                     18,164   $       231,399            92,618   $     1,334,169
   Shares Issued in connection with the reinvestment of:
     Distributions from net realized gain                              --                --                --                --
                                                          ---------------   ---------------   ---------------   ---------------
                                                                   18,164           231,399            92,618         1,334,169
   Shares repurchased                                            (251,729)       (3,235,184)         (241,290)       (3,607,746)
                                                          ---------------   ---------------   ---------------   ---------------
   Net increase (decrease)                                       (233,565)  $    (3,003,785)         (148,672)  $    (2,273,577)
                                                          ---------------   ---------------   ---------------   ---------------
   Increase (decrease) derived from capital
     shares transactions                                       (1,233,238)  $   (14,520,711)       (1,333,582)  $   (18,558,412)
                                                          ===============   ===============   ===============   ===============

After the close of business on November 30, 2001, Small Cap Growth Fund (the "Fund") acquired the assets and liabilities of the Jurika & Voyles Small-Cap Fund ("J & V") in a tax-free reorganization in exchange for shares of the Fund pursuant to a plan of reorganization approved by the J & V shareholders on November 16, 2001. For financial reporting purposes, the financial results of J & V survive. Accordingly, the financial statements presented for the Fund reflect the historical results of J & V. Additionally, the fiscal year end of J & V was changed from June 30th to December 31st.

The number and value of shares issued by the Fund were in amounts equal to the number and value of shares held by J & V shareholders as of the reorganization date. The number and value of shares issued in connection with the reorganization are presented in Note 9 - Capital Shares. The Fund's net assets at that date ($14,653,427) including $1,650,081 in unrealized depreciation were combined with those of J & V. The aggregate net assets of J & V immediately before the acquisition were $18,476,221. The combined net assets immediately after the acquisition were $33,129,648.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of CDC Nvest Funds Trust I, CDC Nvest Trust II, and CDC Nvest Trust III:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CDC Nvest Large Cap Growth Fund, CDC Nvest Capital Growth Fund, CDC Nvest Targeted Equity Fund, CDC Nvest Growth and Income Fund, CDC Nvest Balanced Fund, CDC Nvest Jurika & Voyles Relative Value Fund, CDC Nvest Large Cap Value Fund, CDC Nvest Select Fund, CDC Nvest Jurika & Voyles Small Cap Growth Fund and CDC Nvest International Equity Fund (series of CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, or CDC Nvest Funds Trust III, hereafter referred to as the "Funds") at December 31, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 13, 2003

                              TRUSTEES' INFORMATION

The Funds are governed by a Board of Trustees, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The trustees meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with companies that provide services to the Funds and review the Funds' performance.

                                   POSITION(S) HELD WITH                                           NUMBER OF PORTFOLIOS IN
                                   FUNDS, LENGTH OF TIME            PRINCIPAL OCCUPATION(S)       FUND COMPLEX OVERSEEN AND
  NAME, AGE AND ADDRESS        SERVED AND TERM OF OFFICE(4)           DURING PAST 5 YEARS          OTHER DIRECTORSHIPS HELD
  ---------------------        ----------------------------     -------------------------------  -----------------------------
INDEPENDENT TRUSTEES

GRAHAM T. ALLISON, JR. (63)           Trustee (2)(3);           Douglas Dillon Professor and     27; Director, Taubman
399 Boylston Street                      19 years               Director for the Belfer Center   Centers, Inc.; Board
Boston, MA 02116                                                of Science and International     Member, USEC Inc.
                                                                Affairs, John F. Kennedy
                                                                School of Government, Harvard
                                                                University

DANIEL M. CAIN (58)               Trustee, Chairman (1);        President and CEO, Cain          27; Trustee, Universal
452 Fifth Avenue                          7 years               Brothers & Company,              Health Realty Income Trust;
New York, NY 10018                                              Incorporated (investment         Director, eBenX, Inc.;
                                                                banking)                         Director, PASC

KENNETH J. COWAN (71)            Trustee, Chairman (2)(3);      Retired                          27
399 Boylston Street                      28 years                                                None
Boston, MA 02116

RICHARD DARMAN (59)                   Trustee (2)(3);           Partner, The Carlyle Group       27; Director and Vice
399 Boylston Street                       7 years               (investments); Professor, John   Chairman, AES Corporation
Boston, MA 02116                                                F. Kennedy School of
                                                                Government, Harvard University

SANDRA O. MOOSE (61)                   Trustee (1);             Senior Vice President and        27; Director, Verizon
One Exchange Place                       21 years               Director, The Boston             Communications; Director,
Boston, MA 02109                                                Consulting Group, Inc.           Rohm and Haas Company
                                                                (management consulting)

JOHN A. SHANE (70)                     Trustee (1);             President, Palmer Service        27; Director, Eastern Bank
200 Unicorn Park Drive                   21 years               Corporation (venture capital     Corporation; Director, Gensym
Woburn, MA 01801                                                organization)                    Corporation; Director,
                                                                                                 Overland Storage, Inc.;
                                                                                                 Director, ABT Associates Inc.

PENDLETON P. WHITE (72)               Trustee (2)(3);           Retired                          27;
6 Breckenridge Lane                      22 years                                                None
Savannah, GA 31411

INTERESTED TRUSTEES

JOHN T. HAILER (42)                 President and Chief         President and Chief Executive    27;
399 Boylston Street             Executive Officer, Trustee;     Officer, CDC IXIS Asset          None(5)
Boston, MA 02116                         3 years                Management Distributors, L.P.;
                                                                Senior Vice President,
                                                                Fidelity Investments

                                   POSITION(S) HELD WITH                                           NUMBER OF PORTFOLIOS IN
                                   FUNDS, LENGTH OF TIME            PRINCIPAL OCCUPATION(S)       FUND COMPLEX OVERSEEN AND
  NAME, AGE AND ADDRESS        SERVED AND TERM OF OFFICE(4)           DURING PAST 5 YEARS          OTHER DIRECTORSHIPS HELD
  ---------------------        ----------------------------     -------------------------------  -----------------------------
INTERESTED TRUSTEES
(CONTINUED)

PETER S. VOSS (56)                Chairman of the Board,        Director, President and Chief    27;
399 Boylston Street                      Trustee;               Executive Officer, CDC IXIS      Trustee of Harris
Boston, MA 02116                         11 years               Asset Management North           Associates Investment
                                                                America, L.P.                    Trust(6)

OFFICERS

MARK E. BRADLEY (43)                     Treasurer;             Senior Vice President, CDC       27;
399 Boylston Street                    Not Applicable           IXIS Asset Management            None
Boston, MA 02116                                                Services; Senior Vice
                                                                President, CDC IXIS Asset
                                                                Management Advisers; Vice
                                                                President and Assistant
                                                                Treasurer, MFS Investment
                                                                Management

JOHN E. PELLETIER (38)              Secretary and Clerk;        Senior Vice President, General   27;
399 Boylston Street                    Not Applicable           Counsel, Secretary and Clerk,    None
Boston, MA 02116                                                CDC IXIS Distribution
                                                                Corporation; Senior Vice
                                                                President, General Counsel,
                                                                Secretary and Clerk, CDC IXIS
                                                                Asset Management Distributors,
                                                                L.P.; Senior Vice President,
                                                                General Counsel, Secretary and
                                                                Clerk, CDC IXIS Asset
                                                                Management Advisers, L.P.;
                                                                Executive Vice President,
                                                                General Counsel, Secretary,
                                                                Clerk and Director, CDCIXIS
                                                                Asset Management Services,
                                                                Inc.

(1)  Member of Audit Committee.
(2)  Member of Contract Review Committee.
(3)  Member of Governance Committee.

(1) All Trustees serve until retirement, resignation or removal from the Board. The current retirement age is 72.
(2) Mr. Hailer is an "interested person" of the CDC Nvest Funds because he holds the following positions with affiliated persons of the CDC Nvest Funds Trusts: Director and Executive Vice President of CDC IXIS Asset Management Distribution Corporation; President and Chief Executive Officer of CDC IXIS Asset Management Advisers, L.P.
(3) Mr. Voss is an "interested person" of the CDC Nvest Funds because he holds the following positions with affiliated persons of the CDC Nvest Funds
     Trusts: Director of CDC IXIS Asset Management Services; Director of CDC IXIS Asset Management Distribution Corporation; Director and Chairman of CDC IXIS Asset Management Associates, Inc. Director of AEW Capital Management, Inc; Director of Harris Associates, Inc; Director of Jurika & Voyles, Inc.; Director of Loomis, Sayles & Company, Inc.; Director of Reich & Tang Asset Management Inc.; Director of Westpeak Global Advisors, Inc.; Director of Vaughan, Nelson, Scarborough & McCullough, Inc.

                 ADDITIONAL INFORMATION -- TARGETED EQUITY FUND

SHAREHOLDER MEETING (UNAUDITED). At a special shareholders' meeting held on October 29, 2002, shareholders of the CDC Nvest Targeted Equity Fund (hereinafter referred to as the "Fund") voted for the following proposals:

1A. Proposal to amend the Fund's fundamental policy relating to diversification.

                  VOTED FOR           VOTED AGAINST        ABSTAINED VOTES      BROKER NON-VOTES         TOTAL VOTES
                  ---------           -------------        ---------------      ----------------         -----------
               57,610,343.775         2,826,229.130         3,617,619.421             0.000            64,054,192.326

1B. Proposal to amend the Fund's fundamental policy relating to industry concentration.

                  VOTED FOR           VOTED AGAINST        ABSTAINED VOTES      BROKER NON-VOTES         TOTAL VOTES
                  ---------           -------------        ---------------      ----------------         -----------
               57,007,850.207         3,281,587.877         3,764,754.242             0.000            64,054,192.326

1C. Proposal to amend the Fund's fundamental policy relating to short sales and margin purchases.

                  VOTED FOR           VOTED AGAINST        ABSTAINED VOTES      BROKER NON-VOTES         TOTAL VOTES
                  ---------           -------------        ---------------      ----------------         -----------
               55,761,373.218         4,413,085.687         3,879,733.421             0.000            64,054,192.326

1D.  Proposal to amend the Fund's fundamental policy regarding borrowing.

                  VOTED FOR           VOTED AGAINST        ABSTAINED VOTES      BROKER NON-VOTES         TOTAL VOTES
                  ---------           -------------        ---------------      ----------------         -----------
               53,956,404.140         5,988,796.644         4,108,991.542             0.000            64,054,192.326

1E.  Proposal to amend the Fund's fundamental policy regarding loans.

                  VOTED FOR           VOTED AGAINST        ABSTAINED VOTES      BROKER NON-VOTES         TOTAL VOTES
                  ---------           -------------        ---------------      ----------------         -----------
               54,318,949.108         5,557,418.463         4,177,824.755             0.000            64,054,192.326

1F. Proposal to amend the Fund's fundamental policy prohibiting purchases and sales of real estate.

                  VOTED FOR           VOTED AGAINST        ABSTAINED VOTES      BROKER NON-VOTES         TOTAL VOTES
                  ---------           -------------        ---------------      ----------------         -----------
               56,038,096.520         3,997,191.236         4,018,904.570             0.000            64,054,192.326

1G. Proposal to amend the Fund's fundamental policy prohibiting purchases and sales of commodities.

                  VOTED FOR           VOTED AGAINST        ABSTAINED VOTES      BROKER NON-VOTES         TOTAL VOTES
                  ---------           -------------        ---------------      ----------------         -----------
               55,463,576.704         4,521,832.693         4,068,782.929             0.000            64,054,192.326

1H. Proposal to amend the Fund's fundamental policy relating to issuing senior securities.

                  VOTED FOR           VOTED AGAINST        ABSTAINED VOTES      BROKER NON-VOTES         TOTAL VOTES
                  ---------           -------------        ---------------      ----------------         -----------
               55,361,272.363         4,239,452.166         4,453,467.797             0.000            64,054,192.326

1I. Proposal to reclassify the Fund's fundamental policy regarding options or warrants.

                  VOTED FOR           VOTED AGAINST        ABSTAINED VOTES      BROKER NON-VOTES         TOTAL VOTES
                  ---------           -------------        ---------------      ----------------         -----------
               54,885,285.699         4,884,730.614         4,284,176.013             0.000            64,054,192.326

1J.  Proposal to eliminate the Fund's fundamental policy regarding pledging.

                  VOTED FOR           VOTED AGAINST        ABSTAINED VOTES      BROKER NON-VOTES         TOTAL VOTES
                  ---------           -------------        ---------------      ----------------         -----------
               54,622,544.647         4,918,672.448         4,512,975.231             0.000            64,054,192.326

1K. Proposal to eliminate the Fund's fundamental policy concerning unseasoned businesses.

                  VOTED FOR           VOTED AGAINST        ABSTAINED VOTES      BROKER NON-VOTES         TOTAL VOTES
                  ---------           -------------        ---------------      ----------------         -----------
               54,916,661.938         4,799,723.066         4,337,807.322             0.000            64,054,192.326

1L. Proposal to eliminate the Fund's fundamental policy prohibiting purchases of securities if held by the Trust's or investment adviser's trustees/directors and officers.

                  VOTED FOR           VOTED AGAINST        ABSTAINED VOTES      BROKER NON-VOTES         TOTAL VOTES
                  ---------           -------------        ---------------      ----------------         -----------
               55,261,908.253         4,461,863.535         4,330,420.538             0.000            64,054,192.326

1M. Proposal to eliminate the Fund's fundamental policy concerning exercising control or management.

                  VOTED FOR           VOTED AGAINST        ABSTAINED VOTES      BROKER NON-VOTES         TOTAL VOTES
                  ---------           -------------        ---------------      ----------------         -----------
               56,063,845.323         3,519,151.385         4,471,195.618             0.000            64,054,192.326

1N. Proposal to eliminate the Fund's fundamental policy relating to joint trading accounts.

                  VOTED FOR           VOTED AGAINST        ABSTAINED VOTES      BROKER NON-VOTES         TOTAL VOTES
                  ---------           -------------        ---------------      ----------------         -----------
               56,017,732.384         3,497,530.746         4,538,929.196             0.000            64,054,192.326

1O. Proposal to eliminate the Fund's fundamental policy concerning investing in other investment companies.

                  VOTED FOR           VOTED AGAINST        ABSTAINED VOTES      BROKER NON-VOTES         TOTAL VOTES
                  ---------           -------------        ---------------      ----------------         -----------
               55,733,795.355         4,079,753.114         4,240,643.857             0.000            64,054,192.326

                ADDITIONAL INFORMATION -- GROWTH AND INCOME FUND

SHAREHOLDER MEETING (UNAUDITED). At a special shareholders' meeting held on October 29, 2002, shareholders of the CDC Nvest Growth and Income Fund (hereinafter referred to as the "Fund") voted for the following proposals:

1 Approval of a new subadvisory agreement among CDC Nvest Funds Trust II, on behalf of the Fund, CDC IXIS Asset Management Advisers, L.P. and Harris Associates L.P.

                  VOTED FOR           VOTED AGAINST        ABSTAINED VOTES      BROKER NON-VOTES         TOTAL VOTES
                  ---------           -------------        ---------------      ----------------         ------------
               13,379,903.777          217,321.210           712,490.271              0.000            14, 309,715.258

2A. Proposal to amend the Fund's fundamental policy relating to diversification.

                  VOTED FOR           VOTED AGAINST        ABSTAINED VOTES      BROKER NON-VOTES         TOTAL VOTES
                  ---------           -------------        ---------------      ----------------         -----------
               10,878,341.845          344,239.360           823,967.053          2,263,167.000        14,309,715.258

2B. Proposal to amend the Fund's fundamental policy relating to industry concentration.

                  VOTED FOR           VOTED AGAINST        ABSTAINED VOTES      BROKER NON-VOTES         TOTAL VOTES
                  ---------           -------------        ---------------      ----------------         -----------
               10,748,062.675          420,210.699           877,274.884          2,264,167.000        14,309,715.258

2C. Proposal to amend the Fund's fundamental policy relating to short sales and margin purchases.

                  VOTED FOR           VOTED AGAINST        ABSTAINED VOTES      BROKER NON-VOTES         TOTAL VOTES
                  ---------           -------------        ---------------      ----------------         -----------
               10,446,691.568          635,654.178           963,202.512          2,264,167.000        14,309,715.258

2D.  Proposal to amend the Fund's fundamental policy regarding borrowing.

                  VOTED FOR           VOTED AGAINST        ABSTAINED VOTES      BROKER NON-VOTES         TOTAL VOTES
                  ---------           -------------        ---------------      ----------------         -----------
               10,282,071.995          815,277.341           948,198.922          2,264,167.000        14,309,715.258

2E.  Proposal to amend the Fund's fundamental policy regarding loans.

                  VOTED FOR           VOTED AGAINST        ABSTAINED VOTES      BROKER NON-VOTES         TOTAL VOTES
                  ---------           -------------        ---------------      ----------------         -----------
               10,289,609.111          801,797.815           954,141.332          2,264,167.000        14,309,715.258

2F. Proposal to amend the Fund's fundamental policy prohibiting purchases and sales of real estate.

                  VOTED FOR           VOTED AGAINST        ABSTAINED VOTES      BROKER NON-VOTES         TOTAL VOTES
                  ---------           -------------        ---------------      ----------------         -----------
               10,579,751.581          584,196.282           881,600.395          2,264,167.000        14,309,715.258

2G. Proposal to amend the Fund's fundamental policy prohibiting purchases and sales of commodities.

                  VOTED FOR           VOTED AGAINST        ABSTAINED VOTES      BROKER NON-VOTES         TOTAL VOTES
                  ---------           -------------        ---------------      ----------------         -----------
               10,539,667.782          604,556.384           901,324.092          2,264,167.000        14,309,715.258

2H. Proposal to amend the Fund's fundamental policy relating to issuing senior securities.

                  VOTED FOR           VOTED AGAINST        ABSTAINED VOTES      BROKER NON-VOTES         TOTAL VOTES
                  ---------           -------------        ---------------      ----------------         -----------
               10,638,743.644          476,307.265           930,497.349          2,264,167.000        14,309,715.258

2I. Proposal to amend the Fund's fundamental policy relating to underwriting of securities.

                  VOTED FOR           VOTED AGAINST        ABSTAINED VOTES      BROKER NON-VOTES         TOTAL VOTES
                  ---------           -------------        ---------------      ----------------         -----------
               10,589,961.622          541,571.383           914,015.253          2,264,167.000        14,309,715.258

2J. Proposal to eliminate the Fund's fundamental policy concerning unseasoned businesses.

                  VOTED FOR           VOTED AGAINST        ABSTAINED VOTES      BROKER NON-VOTES         TOTAL VOTES
                  ---------           -------------        ---------------      ----------------         -----------
               10,230,550.361          828,098.182           986,900.715          2,264,166.000        14,309,715.258

2K. Proposal to eliminate the Fund's fundamental policy prohibiting purchases of securities if held by the Trust's or investment adviser's trustees/directors and officers.

                  VOTED FOR           VOTED AGAINST        ABSTAINED VOTES      BROKER NON-VOTES         TOTAL VOTES
                  ---------           -------------        ---------------      ----------------         -----------
               10,457,355.072          678,734.227           909,458.959          2,264,167.000        14,309,715.258

2L. Proposal to eliminate the Fund's fundamental policy concerning investing in other investment companies.

                  VOTED FOR           VOTED AGAINST        ABSTAINED VOTES      BROKER NON-VOTES         TOTAL VOTES
                  ---------           -------------        ---------------      ----------------         -----------
               10,468,195.485          679,054.828           898,297.945          2,264,167.000        14,309,715.258

                         SUPPLEMENT TO THE PROSPECTUSES

                         CDC NVEST LARGE CAP GROWTH FUND
                           CDC NVEST STAR GROWTH FUND

SUPPLEMENT DATED FEBRUARY 25, 2003 TO CDC NVEST EQUITY FUNDS CLASSES A, B AND C
  AND CLASS Y PROSPECTUSES EACH DATED MAY 1, 2002 AS REVISED JULY 1, 2002, CDC NVEST STAR FUNDS CLASSES A, B AND C PROSPECTUS DATED MAY 1, 2002 AS REVISED
 DECEMBER 2, 2002 AND CDC NVEST STAR FUNDS CLASS Y PROSPECTUS DATED MAY 1, 2002
                              (THE "PROSPECTUSES")

Effective February 2003, William R. Berger replaced Christopher McMillin as co-portfolio manager of the CDC NVEST LARGE CAP GROWTH FUND and a segment of the CDC NVEST STAR GROWTH FUND.

                             REGULAR INVESTING PAYS

                                           FIVE GOOD REASONS TO INVEST REGULARLY

1. It's an easy way to build assets.
2. It's convenient and effortless.
3. It requires a low minimum to get started.
4. It can help you reach important long-term goals like financing retirement or college funding.
5.   It can help you benefit from the ups and downs of the market.

With Investment Builder, CDC Nvest Funds' automatic investment program, you can invest as little as $100 a month in your CDC Nvest fund automatically -- without even writing a check. And, as you can see from the chart below, your monthly investments can really add up over time.

[CHART]

                                                  THE POWER OF MONTHLY INVESTING

                   25 YEARS
 $100              $ 95,837
 $200              $191,673
 $500              $479,183

Assumes an 8% fixed rate of return compounded monthly and does not allow for taxes. Results are not indicative of the past or future results of any CDC Nvest Funds. The value and return on CDC Nvest Funds fluctuate with changing market conditions.

This program cannot assure a profit nor protect against a loss in a declining market. It does, however, ensure that you buy more shares when the price is low and fewer shares when the price is high. Because this program involves continuous investment in securities regardless of fluctuating prices, investors should consider their financial ability to continue purchases during periods of high or low prices.

You can start an Investment Builder program with your current CDC Nvest Funds account. To add Investment Builder to your account today, call your financial representative or CDC Nvest Funds at 800-225-5478.

PLEASE CALL CDC NVEST FUNDS FOR A PROSPECTUS, WHICH CONTAINS MORE INFORMATION, INCLUDING CHARGES AND OTHER ONGOING EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                              SAVING FOR RETIREMENT

                                        AN EARLY START CAN MAKE A BIG DIFFERENCE

With today's life spans, you may be retired for 20 years or more after you complete your working career. Living these retirement years the way you've dreamed of will require considerable financial resources. While it's never too late to start a retirement savings program, it's certainly never too early: The sooner you begin, the longer the time your money has to grow.

The chart below illustrates this point dramatically. One investor starts at age 30, saves for just 10 years, then leaves the investment to grow. The second investor starts 10 years later but saves much longer -- for 25 years, in fact. Can you guess which investor accumulated the greater retirement nest egg? For the answer, look at the chart.

[CHART]

                                                    TWO HYPOTHETICAL INVESTMENTS

              AGE 30       AGE 40       AGE 65
Investor A      0                       $214,295
Investor B                   0          $157,909

Assumes an 8% fixed rate of return. This illustration does not reflect the effect of any taxes. Results are not indicative of the past or future results of any CDC Nvest Fund. The value and returns on CDC Nvest funds will fluctuate with changing market conditions.

Investor A invested $20,000, less than half of Investor B's commitment -- and for less than half the time. Yet Investor A wound up with a much greater retirement nest egg. The reason? It's all thanks to an early start and the power of compounding.

CDC Nvest Funds has prepared a number of informative retirement planning guides. Call your financial representative or CDC Nvest Funds today at 800-225-5478, and ask for the guide that best fits your personal needs. We will include a prospectus, which contains more information, including charges and other ongoing expenses. Please read the prospectus carefully before you invest.

                                 CDC NVEST FUNDS

                         CDC Nvest AEW Real Estate Fund
                             CDC Nvest Balanced Fund
                           CDC Nvest Bond Income Fund
                          CDC Nvest Capital Growth Fund
             CDC Nvest Cash Management Trust -- Money Market Series*
                      CDC Nvest Government Securities Fund
                        CDC Nvest Growth and Income Fund
                           CDC Nvest High Income Fund
                       CDC Nvest International Equity Fund
                  CDC Nvest Jurika & Voyles Relative Value Fund
                 CDC Nvest Jurika & Voyles Small Cap Growth Fund
                         CDC Nvest Large Cap Growth Fund
                         CDC Nvest Large Cap Value Fund
                   CDC Nvest Limited Term U.S. Government Fund
                  CDC Nvest Massachusetts Tax Free Income Fund
                         CDC Nvest Municipal Income Fund
                              CDC Nvest Select Fund
                         CDC Nvest Short Term Bond Fund
                          CDC Nvest Star Advisers Fund
                           CDC Nvest Star Growth Fund
                          CDC Nvest Star Small Cap Fund
                            CDC Nvest Star Value Fund
                          CDC Nvest Star Worldwide Fund
                         CDC Nvest Strategic Income Fund
                         CDC Nvest Targeted Equity Fund
                    CDC Nvest Tax Exempt Money Market Trust*

*Investments in money market funds are not insured or guaranteed by the FDIC or any government agency.

                               INVESTMENT MANAGERS

                           AEW Management and Advisors
                            Capital Growth Management
                        Hansberger Global Investors, Inc.
                         Harris Associates/Oakmark Funds
                                 Jurika & Voyles
                            Loomis, Sayles & Company
                                Mercury Advisors
                                 Miller Anderson
                            RS Investment Management
                          Reich & Tang Asset Management
                        Salomon Brothers Asset Management
                          Vaughan, Nelson, Scarborough
                                  & McCullough
                            Westpeak Global Advisors

For current fund performance, ask your financial representative, access the CDC
    Nvest Funds website at www.cdcnvestfunds.com, or call CDC Nvest Funds at
               800-225-5478 for the current edition of FUND FACTS.

This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about sales charges, management and other items of interest. Investors are advised to read the prospectus carefully before investing.

CDC IXIS Asset Management Distributors, L.P., and other firms selling shares of
 CDC Nvest Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program.

   The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their website at www.NASD.com.

[CDC NVEST FUNDS(SM) LOGO]


                                  P.O. Box 8551

                              Boston, Massachusetts

                                   02266-8551


                              www.cdcnvestfunds.com

                                                            TO THE HOUSEHOLD OF:


ARE YOU DROWNING IN PAPER?

[GRAPHIC]

LET E-DELIVERY COME TO YOUR RESCUE!

GET YOUR NEXT CDC NVEST FUNDS REPORT OR STATEMENT ONLINE INSTEAD OF THROUGH THE MAIL.

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                                                                       EF58-1202